UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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2025 Proxy statement	Moderna	1

Notice of Annual Meeting of Shareholders

Wednesday, April 30, 2025	ó	8:00 a.m., Eastern Time	ó	www.virtualshareholdermeeting.com/MRNA2025

To the Shareholders of Moderna, Inc.:
You are cordially invited to the Annual Meeting of Shareholders of Moderna, Inc., which will be held on Wednesday, April 30, 2025, beginning at 8:00 a.m., Eastern Time (the Annual Meeting), for the following purposes:

1	To elect three Class I directors, each to serve for a three-year term expiring at the 2028 annual meeting of shareholders;

2	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025; and

4	To transact such other business as may be properly brought before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be conducted virtually. You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/MRNA2025. You also will be able to vote your shares electronically during the Annual Meeting. For more information about our virtual Annual Meeting, please see “Information About the 2025 Annual Meeting of Shareholders” beginning on page 87.
Our Board of Directors has fixed the close of business on March 5, 2025, as the Record Date for determining the shareholders that are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2024, are first being mailed on or about March 11, 2025, to all shareholders entitled to vote at the Annual Meeting. These materials also are available at www.proxyvote.com, using the control number provided with your materials.
By order of the Board of Directors,
Stéphane Bancel
Chief Executive Officer and Director
Cambridge, Massachusetts
March 11, 2025

How to Vote Review your proxy statement and vote in one of three ways:

Internet www.proxyvote.com	Telephone 1-800-690-6903	Mail Complete, sign, date, and return your proxy card or voting instruction form

YOUR VOTE IS IMPORTANT
Even if you plan to participate in the Annual Meeting, we urge you to submit your proxy in advance to ensure your shares are represented. This will not affect your right to participate in the meeting and to vote your shares at that time. For additional information on voting and participating in the meeting, please see “Information About the 2025 Annual Meeting of Shareholders” beginning on page 87.

2	Moderna	2025 Proxy statement

Proxy Summary
This summary highlights certain information from this Proxy Statement, but does not contain all the information that you should consider. Please read the entire Proxy Statement before voting your shares. For more complete information regarding Moderna’s 2024 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2024, including the sections captioned “Special Note Regarding Forward-Looking Statements” and “Risk Factors,” for a description of the substantial risks and uncertainties related to the forward-looking statements included herein. Expected product launches are subject to, among other risks, assumptions and uncertainties, clinical trial, regulatory and commercial success, and availability of supply.

When Wednesday, April 30, 2025, at 8:00 a.m., Eastern time.	Where The meeting will be held virtually at www.virtualshareholdermeeting.com/MRNA2025	Record date March 5, 2025

Meeting Agenda
The matters we will act upon at the Annual Meeting are:

Proposal		Board Voting Recommendation	Where to Find More Information
1	Elect three Class I directors, each for a three-year term	FOR all nominees	Page 11
2	Approve, on a non-binding, advisory basis the compensation of our named executive officers	FOR	Page 42
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025	FOR	Page 84

2025 Proxy statement	Moderna	3

Proxy Summary
Our Mission

To deliver the greatest possible impact to people through mRNA medicines

About Moderna
Moderna is a leader in the creation of the field of mRNA medicines. Through the advancement of mRNA technology, Moderna is reimagining how medicines are made and transforming how we treat and prevent disease for everyone. By working at the intersection of science, technology and health for more than a decade, we have developed medicines at unprecedented speed and efficiency, including one of the earliest and most effective COVID vaccines.
Moderna’s mRNA platform has enabled the development of medicines across four franchises: respiratory virus vaccines, latent and other virus vaccines, oncology therapeutics and rare disease therapeutics. With a unique culture and a global team driven by the Moderna values and mindsets to responsibly change the future of human health, we strive to deliver the greatest possible impact to people through mRNA medicines.
2024 Performance

$3.1 billion in net product sales.	2 commercial products Spikevax® (our COVID vaccine) and mRESVIA® (our RSV vaccine), approved for ages 60+.	3 filings for approval in the U.S. and other markets for next-generation COVID, RSV (high-risk adults 18-59 yrs.), seasonal flu + COVID.

$9.5 billion in cash, cash equivalents and investments as of December 31, 2024, available to fund the current pipeline and future growth plans.	11 late-stage programs including three programs filed for approval, plus seasonal flu, CMV, norovirus, three INT programs and late-stage programs for rare disease programs targeting PA and MMA.	44 programs in development, reflecting ongoing investment in the pipeline, laying the groundwork for future growth and to better impact patients.

Our Strategic Priorities

Drive sales of Spikevax and mRESVIA
These vaccines are the foundation of our respiratory vaccine portfolio and we expect to participate in the full contracting season in the U.S. for both in 2025 for the first time. Internationally, we plan to bring manufacturing plants online in Australia, Canada and the United Kingdom in 2025, subject to execution of manufacturing plant licensures. With a full season of RSV contracting in 2025, our goal is to increase mRESVIA’s market share in the U.S. and market access globally.

Focus on delivering up to 10 product approvals over the next three years
These programs span respiratory, latent and other viruses, oncology and rare diseases. We expect execution of this priority to drive sales growth and fund the next wave of R&D investment. For nine of these programs, we have near-term milestones, including the potential approval of our vaccines for RSV for high-risk adults aged 18-59, next-generation COVID, and seasonal flu + COVID.

Deliver cost efficiency across the business
We plan to continue improving efficiency by further reducing our R&D and SG&A expenses in 2025. By 2027, we expect to decrease annual R&D expense by approximately $1 billion compared to 2024. On cost of sales, we will work to continue to drive efficiency through manufacturing productivity improvements to achieve operating leverage.

4	Moderna	2025 Proxy statement

Proxy Summary

PROPOSAL 1

Director Nominees

The Board of Directors recommends a vote “FOR” the election of each of the three nominees as a Class I director to serve for a three-year term. For more information on the nominees, see page 11.

At the Annual Meeting, three Class I directors will be elected, each for a three-year term. The Class I directors up for election are set forth below.

			Director Since		Other Public Boards	Committees*
Name		Age		Principal Occupation		A	CT	NCG	PT
Class I directors nominated for re-election for a three-year term
	Noubar Afeyan, Ph.D. Chairman INDEPENDENT	62	2010 Chairman since 2012	CEO, Flagship Pioneering; Co-founder and Chairman, Moderna	0
	Stéphane Bancel	52	2011	CEO, Moderna	0
	François Nader, M.D. INDEPENDENT	68	2019	Former President, CEO and Executive Director, NPS Pharmaceuticals	0
Continuing directors
	Sandra Horning, M.D. INDEPENDENT	76	2020	Former Chief Medical Officer and Global Head of Product Development, Roche	3
	Abbas Hussain INDEPENDENT	60	2024	Former CEO of Vifor Pharma	1
	Elizabeth Nabel, M.D. INDEPENDENT	73	2015**	Former President, Brigham Health	3
	David Rubenstein INDEPENDENT	75	2024	Co-Founder and Co-Chair, The Carlyle Group	1
	Paul Sagan INDEPENDENT	66	2018	Catalyst Advisor, General Catalyst	0
	Elizabeth Tallett INDEPENDENT	75	2020	Former Principal, Hunter Partners	2

Chairman	* A	Audit	NCG	Nominating and Corporate Governance	PT	Product and Technology (successor to Product Development and Science and Technology)
Member	CT	Compensation and Talent
**    Dr. Nabel was a member of our Board from December 2015 to July 2020, and rejoined the Board in March 2021, following her retirement from Brigham Health.

2025 Proxy statement	Moderna	5

Proxy Summary
2025 Board Highlights

9 directors	8 are independent	4 Standing Committees*	6 meetings in 2024

3 are women	5 have advanced degrees in a scientific field		95% board attendance
*    Audit Committee, Nominating and Corporate Governance Committee, Compensation and Talent Committee, and Product and Technology Committee

Age	Skills and Experience Our directors represent a diverse range of skills and experience
	CEO Experience	8/9
	Commercialization	5/9
	Digital/Cyber/AI	5/9
	Drug Development	6/9
	Finance/Accounting	8/9
Tenure	Government/Regulatory	7/9
	Healthcare Industry	8/9
	Human Capital Management	8/9
	International Experience	8/9
	Investor Experience	7/9
	Manufacturing/Supply Chain	4/9
	Science/Technology/R&D	6/9

Board Highlights
In 2024, our Board of Directors contributed to Moderna’s strategic advancement through its oversight of management’s execution of our business plans and strategy. Advice and guidance from the full Board, and relevant Committees where applicable, was instrumental in the following key accomplishments, among others, in 2024.

Commercial Execution
In 2024, the Board provided strategic input to management as it navigated an evolving COVID vaccines market, marked by increased competition and a decline in vaccination rates. Moderna realized $3.1 billion in net product sale and achieved a 40% market share in the U.S. retail channel for its COVID vaccine, Spikevax (Source: IQVIA). Moderna also launched its second product, the RSV vaccine, mRESVIA. The Board oversaw the appointment of our President, Stephen Hoge, to lead the Commercial organization in November, further aligning our Commercial and R&D strategies to maximize shareholder value.

Pipeline Advancement
The Board and Product Development Committee oversaw investments to advance our pipeline, such that by year-end 2024, our portfolio grew to 11 late-stage programs and a total of 44 programs. This growth has been driven by our rate of success in R&D, which has been significantly higher than the traditional biopharmaceutical industry. The Board and its committees oversee our plans to deliver up to 10 product approvals over the next three years.

6	Moderna	2025 Proxy statement

Proxy Summary

Increased Cost Efficiency
The Board provided strategic oversight to emphasize financial discipline while maintaining investment in high-impact growth areas to help ensure the Company maintains the capital necessary to execute on its growth plans. These efforts allowed us to reduce our cash operating costs by 27% in 2024 compared to 2023.* With guidance from the Board, we also announced plans to reduce annual R&D expense, through portfolio prioritization and cost efficiencies. By 2027, we expect to decrease annual R&D expenses by approximately $1 billion compared to 2024. The Board’s continued oversight of significant capital allocation decisions included investments in advancing the build out of our factory in Marlborough, MA, which will enable the commercial launch of INT, as well as investments to bring manufacturing plants online in Australia, Canada and the UK in 2025.

Board Succession
The Board and Nominating and Corporate Governance Committee recruited and onboarded two new directors in 2024—David Rubenstein and Abbas Hussain—each bringing relevant expertise reflective of Moderna’s future strategic plan and increased scale, including international policy experience and global commercial operational experience.

Governance Enhancements
In 2024, we made significant advancements in our governance profile, including (i) the adoption of majority voting for uncontested director elections, (ii) the implementation of a proxy access bylaw, and (iii) the implementation of a right for shareholders to call a special meeting. Our Board approved all of these enhancements, with our shareholders voicing overwhelming support on items requiring their approval at the 2024 Annual Meeting.

*    27% reduction in cash operating costs from 2023 to 2024 represents costs including research & development, selling, general & administrative expenses and cost of sales, excluding resizing charges of $1.6 billion for 2023 and $0.2 billion for 2024. GAAP total operating expenses (including resizing charges) for 2023 were $11,087 million and for 2024 were $7,181 million.

2025 Proxy statement	Moderna	7

Proxy Summary

PROPOSAL 2

Advisory Vote on Compensation of our Executive Officers

The Board of Directors recommends a vote “FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s Named Executive Officers. For more information, see page 42.

Shareholders will be asked to approve, on a non-binding, advisory basis, the compensation of Moderna’s named executive officers (NEOs). This is commonly known as a “say on pay” proposal.
Over the last several years, we have evolved our executive compensation programs in order to:
•Enhance alignment with shareholders through our pay-for-performance philosophy;
•Align with competitive market practices; and
•Reflect input received from shareholders.

Overall Performance
•Made significant advancements in our pipeline and became a multi-product company with mRESVIA, our RSV vaccine for older adults.
•Reduced cash operating costs by 27% while maintaining long-term innovation investments.
•Did not meet our expectations in terms of our product sales goal.

Base Salary	•Salary increases reflective of cost-of-living adjustments across our broader employee base.

Bonus
•2024 corporate performance resulted in a funding outcome at 102% of target.
•Individual performance was incorporated into overall bonus decisions to reflect our commitment to holding executives accountable for performance results and to aligning pay with performance, ranging from 80% to 130%. See page 58 for more details in the “2024 Annual Bonus Determination” section of the Compensation Discussion & Analysis (CD&A).

Long-Term Incentives
•Maintained the weighting of performance-based restricted stock units (PSUs), with the CEO PSU mix at 50% and other executives at 33%, tying executive compensation to the long-term achievement of our financial and pipeline expansion objectives, reinforcing our commitment to creating shareholder value.
•Given the decline in our stock price, the Committee granted special equity awards to our Chief Financial Officer (James Mock) and our Chief Legal Officer (Shannon Thyme Klinger) to address the significant gap between the target and realizable equity value (see charts below), and to strengthen retention and engagement by these key executives as we execute on our strategic plans. See page 60 for more details in the “Special Equity Awards” section of the CD&A.

Realizable Pay
•Weighted the vast majority of compensation for the CEO and our other NEOs to “at-risk” compensation, including bonus and equity awards (stock options, restricted stock units (RSUs) and PSUs) focusing on financial and operational goals, stock price appreciation and pipeline development goals.
•92% at-risk target compensation for CEO, and 86% at-risk target compensation on average for other NEOs, see charts below.
•The 3-year CEO realizable pay analysis demonstrated a strong correlation between stock price performance and pay. However, the 5-year analysis was less aligned but remained shareholder friendly. See page 49 for more details in the “Pay for Performance” section of the CD&A.

8	Moderna	2025 Proxy statement

Proxy Summary
Our executive compensation program is based on a pay-for-performance philosophy, which is reflected in both our annual and long-term incentive compensation programs. We believe that a significant portion of each executive’s compensation should be variable and at-risk and tied to the achievement of pre-established Company performance goals that drive value creation for our business and align our executives’ interests with those of our shareholders. Our 2024 long-term incentive compensation program was delivered in equal components of stock options and PSUs for the CEO, and one-third weighting of stock options, RSUs and PSUs for our other Executive Committee members. This directly aligns our executive compensation program to our long-term financial and operational objectives.
The charts below set forth the target total compensation mix for Mr. Bancel, our Chief Executive Officer, and the average target compensation for our other NEOs for 2024.

CEO Target Pay Mix	Average NEO Target Pay Mix

The charts below illustrate the gap between the target value at grant and the realizable value of equity awards for Mr. Mock and Ms. Klinger as of November 15, 2024, respectively, shortly before the Compensation and Talent Committee approved significant retention awards for each of these executives, highlighting the impact of the stock price decline. Neither Mr. Mock nor Ms. Klinger has exercised a stock option or sold any shares acquired from the vesting and settlement of RSUs (other than those sold to cover withholding taxes) since joining Moderna in September 2022 and June 2021, respectively. The need to retain certain executives in response to the decline in our stock price was discussed with several investors during our fall governance-focused investor outreach.
James Mock
Shannon Thyme Klinger

Total Value Granted	Vested	Unvested

2025 Proxy statement	Moderna	9

Proxy Summary

PROPOSAL 3

Auditor Ratification

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025. For more information, see page 84.

•We are asking shareholders to ratify the appointment of Ernst & Young LLP as our independent auditor for the year ended December 31, 2025.
•The Audit Committee is committed to ensuring the independence of Ernst & Young, and has taken steps in recent years to ensure that we minimize spending on items with the firm other than the audit or audit-related matters.

10	Moderna	2025 Proxy statement

PROPOSAL 1

Election of Directors
Our Board of Directors currently has nine members, who are divided into three equal classes with staggered three-year terms. At the Annual Meeting, three Class I directors will be elected, each for a three-year term. Each of these nominees is a Class I director whose current term is expiring. Each director will continue in office until the election and qualification of a successor or until such director’s earlier death, resignation, or removal.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Noubar Afeyan, Stéphane Bancel and François Nader as nominees for election as Class I directors at the Annual Meeting. Dr. Afeyan has served on the Board since 2010, Mr. Bancel has served on the Board since 2011, and Dr. Nader has served on the Board since 2019.
If you are a shareholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of each of Dr. Afeyan, Mr. Bancel and Dr. Nader. We expect that the nominees will serve if elected. However, if a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for any nominee who is designated by our Board of Directors to fill the resulting vacancy. If you own your Moderna stock through a broker, bank, or other nominee and you do not give voting instructions, then your shares will not be voted on this matter. For more information, please see “Information About the 2025 Annual Meeting of Shareholders—What if I do not specify how my shares are to be voted?” on page 89.
Vote Required
The election of the Class I directors requires a majority of the votes properly cast to be approved. If a director nominee does not receive a majority of the votes cast in favor of his or her election to the Board, the director nominee will be required to tender his or her resignation to the Board for consideration and action by the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the recommendation and will publicly disclose its decision within ninety days from the date of the certification of the election results.

The Board of Directors recommends a vote “FOR” the election of each of the three nominees as a Class I director to serve for a three-year term.

2025 Proxy statement	Moderna	11

Proposal No. 1: Election of Directors
Information About Moderna’s Directors
Nominees

Noubar Afeyan, Ph.D., 62
Director since: 2010 Chairman since: 2012 2024 Attendance: 100%	Committees: None

Why this director is valuable to Moderna
Dr. Afeyan provides strategic expertise and vision as one of our co-founders and as our Chairman since 2012. He has decades of experience co-founding, leading and investing in numerous successful biotechnology companies, applying scientific insights to medical and commercial uses. This experience helps guide our strategy as we continue to explore ways to expand our platform and as we reimagine the ways in which we can impact patients. Dr. Afeyan’s experience leading several public and private company boards provides him with valuable leadership experience as the Chairman of our Board.

Other Public Boards
•Omega Therapeutics, Inc. (2016-2023), Chair
•Rubius Therapeutics, Inc. (2013-2022)
•Seres Therapeutics, Inc. (2012-2020)
Education
•B.S. in Chemical Engineering from McGill University
•Ph.D. in Biochemical Engineering from the Massachusetts Institute of Technology

Dr. Afeyan is the founder and CEO of Flagship Pioneering, a company that creates bioplatform companies to transform human health and sustainability. An entrepreneur and biochemical engineer, Dr. Afeyan holds more than 100 patents and has co-founded more than 70 life science and technology startups during his career. Dr. Afeyan entered biotechnology during its emergence as an academic field and industry, completing his doctoral work in biochemical engineering at MIT in 1987. He was a senior lecturer at MIT’s Sloan School of Management from 2000 to 2016, a lecturer at Harvard Business School until 2020, and he currently serves as a member of the MIT Corporation. In 2022, Dr. Afeyan was elected to the U.S. National Academy of Engineering.

12	Moderna	2025 Proxy statement

Proposal No. 1: Election of Directors

Stéphane Bancel, 52
Director since: 2011 2024 Attendance: 100%	Committees: None

Why this director is valuable to Moderna
As our CEO for more than a decade, Mr. Bancel plays a key role in setting the strategy for Moderna with the rest of the Board, and executing on that strategy with our management team. Mr. Bancel is intimately familiar with our operations and is a key driver behind our culture and way of working. Mr. Bancel’s experience prior to joining Moderna as an executive at other companies provides him with leadership experience and knowledge of the pharmaceutical industry, including insight into opportunities for Moderna to reimagine how we can have the greatest impact on patients.

Other Public Boards
•Qiagen N.V. (2013-2021)
Education
•Master of Engineering degree from École Centrale Paris
•Master of Science in Chemical Engineering from the University of Minnesota
•M.B.A. from Harvard Business School

Mr. Bancel has served as our CEO since October 2011. Before joining Moderna, Mr. Bancel served for five years as CEO of the French diagnostics company bioMérieux SA. From July 2000 to March 2006, he served in various roles at Eli Lilly and Company, including as Managing Director, Belgium, and as Executive Director, Global Manufacturing Strategy and Supply Chain. Prior to Eli Lilly, Mr. Bancel served as Asia-Pacific Sales and Marketing Director for bioMérieux. He is currently a Venture Partner at Flagship Pioneering. Mr. Bancel was nominated Chevalier of the Legion d'honneur in 2022, the highest recognition in France, and was elected to the U.S. National Academy of Engineering in 2024.

2025 Proxy statement	Moderna	13

Proposal No. 1: Election of Directors

François Nader, M.D., 68
Director since: 2019 2024 Attendance: 100%	Committees: Compensation & Talent (Chair) Nominating & Corporate Governance (Chair)

Why this director is valuable to Moderna
Dr. Nader brings decades of experience in the healthcare industry to the Board, having served as an executive for organizations at various stages of development, including as a public pharmaceutical company CEO. Dr. Nader helps guide our strategy through his insights into various stages of vaccine development across our portfolio, including clinical development, engagement with regulators, and commercialization. His experience on the boards of public and private healthcare companies from small cap to large cap across the globe help inform and guide our growth as we scale our organization.

Other Public Boards
•BenevolentAI (2021-2024), Chair
•Talaris Therapeutics, Inc. (2018-2023), Chair
•Acceleron Pharma Inc. (2014-2021), Chair
•Alexion Pharmaceuticals, Inc. (2017-2021)
•Prevail Therapeutics Inc. (2018-2021), Chair
Education
•French doctorate in Medicine from St. Joseph University in Lebanon
•Physician Executive M.B.A. from the University of Tennessee

Dr. Nader served as President, CEO and Executive Director of NPS Pharmaceuticals from 2008 until 2015, when the company was acquired. During his tenure as CEO, Dr. Nader transformed NPS Pharma into a leading global biotechnology company focused on delivering innovative therapies to patients with rare diseases. From September 2023 to January 2024, Dr. Nader served as the acting Chief Executive Officer of BenevolentAI while the company conducted a CEO search. Prior to NPS, Dr. Nader was a venture partner at Care Capital. He previously served on Aventis Pharma’s North America Leadership Team, holding a number of executive positions in integrated healthcare markets and medical and regulatory affairs. Dr. Nader previously led global commercial operations at the Pasteur Vaccines division of Rhone-Poulenc. He is a senior advisor for Blackstone Life Sciences. Dr. Nader is the former Chairman of BioNJ, New Jersey’s biotechnology trade organization, and previously served on the board of the Biotechnology Industry Organization.

14	Moderna	2025 Proxy statement

Proposal No. 1: Election of Directors
Continuing Directors

Sandra Horning, M.D., 76
Director since: 2020 Term expires: 2026 2024 Attendance: 95%	Committees: Product and Technology (Chair) Nominating and Corporate Governance

Why this director is valuable to Moderna
Dr. Horning brings decades of experience in the healthcare industry to the Board as a practicing oncologist and investigator, professor of medicine, and an executive leading pharmaceutical drug development with 15 new medicine approvals across multiple therapeutic areas. Dr. Horning provides valuable insight to our research and development teams as they develop products across our portfolio. These insights inform how we progress clinical development, engage with regulators and stakeholders, and prepare for commercialization of our product pipeline. Dr. Horning’s experience as an executive and director at other healthcare companies also informs our understanding of healthcare industry dynamics and our governance practices.

Other Public Boards
•Revolution Medicines, Inc. (since 2023)
•Gilead Sciences, Inc. (since 2020)
•Olema Pharmaceuticals, Inc. (since 2020)
•EQRx, Inc. (2021-2023)
Education
•M.D. from the University of Iowa School of Medicine
•Completed internal medicine training at the University of Rochester
•Post-graduate fellowship in Oncology and Cancer Biology at Stanford University

Dr. Horning was the Chief Medical Officer and Global Head of Product Development of Roche, Inc., from 2014 until her retirement in 2019, and, prior to that, served as Global Head of Oncology Clinical Science at Roche from 2009 to 2013. Prior to Roche, Dr. Horning spent 25 years as a practicing oncologist, investigator and tenured Professor of Medicine at Stanford University School of Medicine, where she remains a Professor of Medicine Emerita. From 2005 to 2006, she served as President of the American Society of Clinical Oncology. From 2015 to 2018, Dr. Horning served on the Foundation Medicine Board of Directors.

2025 Proxy statement	Moderna	15

Proposal No. 1: Election of Directors

Abbas Hussain, 60
Director since: October 2024 Term expires: 2026 2024 Attendance: 75%*	Committees: Audit Product and Technology

Why this director is valuable to Moderna
Mr. Hussain brings more than three decades of leadership and operating experience in the healthcare industry to the Board, including deep experience in the commercialization of pharmaceutical products. He has also served as the CEO of a public company. Mr. Hussain’s previous experience provides strategic insights and global operational expertise as we prepare to launch several additional products in the next few years.

Other Public Boards
•Mallinckrodt Pharmaceuticals (2024- present)
•Vifor Pharmaceuticals (2021-2023)
•Teva Pharmaceuticals (2020-2021)
•CSL Limited (2018-2021)
•Cochlear Limited (2018-2021)
Education
•BSc from Loughborough Institute of Technology

Mr. Hussain was the CEO of Vifor Pharmaceuticals, a global specialty pharmaceutical company, from 2021 to 2023, when it was acquired by CSL. He previously service in various leadership roles as GlaxoSmithKline from 2008 to 2017, most recently as Global President, Pharmaceuticals and Vaccines. Earlier in his career, Mr. Hussain held various leadership roles at Eli Lilly and Company, spending 20 years with the company.

*    Reflects absence from one meeting due to an existing scheduling conflict when he joined the Board in October 2024.

16	Moderna	2025 Proxy statement

Proposal No. 1: Election of Directors

Elizabeth Nabel, M.D., 73
Director since: 2015 Term expires: 2027 2024 Attendance: 100%	Committees: Compensation and Talent Product and Technology

Why this director is valuable to Moderna
Dr. Nabel brings valuable strategic insight as a medical doctor and professor of medicine who has spent decades in the healthcare industry. Dr. Nabel has served as the chief executive of a large hospital organization, which informs her insights into the provision of care and how payors, including government payors, approach the commercial market, as well as human capital management. Her experience working for governmental organizations also helps guide our strategy related to the approval and regulation of our products. Her experience working in drug development and serving as a director for other healthcare companies also provides valuable perspective on our industry.

Other Public Boards
•Medtronic plc (since 2014)
•Lyell Immunopharma, Inc. (since 2021)
•Accolade, Inc. (since 2021)
Education
•B.A. from St. Olaf College
•M.D. from Cornell University Medical College
•Postgraduate training in internal medicine and cardiovascular diseases at Brigham and Women’s Hospital and Harvard University

From 2010 to 2021, Dr. Nabel served as the President of Harvard University-affiliated Brigham Health, which includes Brigham and Women's Hospital, Brigham and Women's Faulkner Hospital, and the Brigham and Women's Physician Organization. Dr. Nabel was also a Professor of Medicine at Harvard Medical School from 2010 to 2021. Following her retirement from Brigham Health, Dr. Nabel served as Executive Vice President for Strategy at ModeX Therapeutics, from 2021 to 2022, when the company was acquired by OPKO Health, Inc. Following the acquisition, Dr. Nabel also served as Chief Medical Officer for OPKO Health until August 2023. She now serves as a consultant to OPKO Health and ModeX Therapeutics. Earlier in her career, Dr. Nabel held a variety of roles, including Director, at the National Heart, Lung and Blood Institute at the National Institutes of Health, a federal agency funding research, training and education programs to promote the prevention and treatment of heart, lung and blood diseases, from 1999 to 2009. She is an elected member of the U.S. National Academy of Medicine of the U.S. National Academy of Sciences.

2025 Proxy statement	Moderna	17

Proposal No. 1: Election of Directors

David Rubenstein, 75
Director since: August 2024 Term expires: 2027 2024 Attendance: 83%*	Committees: Audit

Why this director is valuable to Moderna
Mr. Rubenstein brings decades of experience in growing and investing in global companies across multiple industries. Mr. Rubenstein also provides valuable insight on matters related to geopolitical trends, policy and international affairs as we execute on our growth strategy. Mr. Rubenstein’s background as a founder, CEO, and public company director also provides experience in financial reporting and governance as we scale our organization globally.
Other Public Boards •The Carlyle Group (since 1987, Co-Chairman since 2011) Education •B.A. in Political Science from Duke University •J.D. from the University of Chicago

Mr. Rubenstein currently serves as the Co-Founder and Co-Chairman of The Carlyle Group, and was previously the firm’s Co-CEO. Mr. Rubenstein is also the Chairman, CEO, and principal owner of the Baltimore Orioles of Major League Baseball. Prior to founding The Carlyle Group in 1987, Mr. Rubenstein practiced law in Washington D.C. with Shaw, Pittman, Potts & Trowbridge LLP (now Pillsbury Winthrop Shaw Pittman LLP). From 1977 to 1981, Mr. Rubenstein was Deputy Assistant to the President for Domestic Policy and from 1975 to 1976, he served as Chief Counsel to the U.S. Senate Judiciary Committee’s Subcommittee on Constitutional Amendments. Mr. Rubenstein is Chairman of the Boards of the Council on Foreign Relations, the Economic Club of Washington, D.C., and the University of Chicago and serves on the Boards of Memorial Sloan-Kettering Cancer Center, Johns Hopkins Medicine, the Institute for Advanced Study, the National Constitution Center, the Brookings Institution, and the World Economic Forum, in addition to several other artistic and philanthropic organizations. He is the recipient of the Presidential Medal of Freedom.

*    Reflects absence from one meeting due to an existing scheduling conflict when he joined the Board in August 2024.

18	Moderna	2025 Proxy statement

Proposal No. 1: Election of Directors

Paul Sagan, 66
Director since: 2018 Term expires: 2026 2024 Attendance: 100%	Committees: Audit Nominating and Corporate Governance

Why this director is valuable to Moderna
Mr. Sagan brings valuable expertise to our Board as a former public company CEO, and as an executive and advisor to companies across an array of industries, including technology, media, and venture capital. Mr. Sagan has decades of experience guiding companies through early stage growth to maturity and operating as public companies. He has particular insight into how digital technology can facilitate scaling and growth, while also protecting against cybersecurity threats. His experience as an executive, director and advisor to both public and private companies provides expertise, particularly in finance and accounting, human capital management and the application of digital technologies, as we scale our organization globally and build out critical internal functions.
Other Public Boards •VMware, Inc. (2014-2023) Education •B.S. from the Medill School of Journalism at Northwestern University

Mr. Sagan is a Catalyst Advisor at General Catalyst, a venture capital firm, which he first joined in 2014 and became a Managing Director in 2018. From 2005 to 2013, Mr. Sagan served as CEO at Akamai Technologies, Inc. and was President from 1999 to 2010 and from October 2011 to 2013. Prior to joining Akamai, Mr. Sagan held senior management roles at Time Warner, where he helped to found RoadRunner, the world’s first consumer broadband service; Pathfinder, one of the first web portals that pioneered internet advertising; and NY1, the 24-hour cable news channel.

2025 Proxy statement	Moderna	19

Proposal No. 1: Election of Directors

Elizabeth Tallett, 75
Director since: 2020 Term expires: 2027 2024 Attendance: 100%	Committees: Audit (Chair) Compensation and Talent

Why this director is valuable to Moderna
Ms. Tallett provides valuable strategic insight based upon her extensive professional experience in the pharmaceutical industry, as an executive for organizations at various stages of development, and as a public company director across different industries. Ms. Tallett’s experience is applied in helping us identify the opportunities and challenges we face as a commercial-stage pharmaceutical company, as well as understanding the dynamics impacting customers and payors. Ms. Tallett’s experience as a public company director, including as the Chair or lead independent director for several public companies, also provides governance expertise, particularly in the areas of financial reporting, human capital management, and risk management as we scale our organization globally and build out critical internal functions.

Other Public Boards
•Elevance Health, Inc. (previously Anthem, Inc.) (since 2013), Chair since 2018
•Qiagen, Inc. (since 2011)
•Principal Financial Group (2001-2021)
•Meredith Corp., Inc. (2008-2021)
Education
•Nottingham University with a dual first class honours degree in Mathematics and Economics

Ms. Tallett has spent more than 35 years in strategic leadership and operational roles in worldwide biopharmaceutical and consumer products industries. From 2002 to 2015, she was a Principal of Hunter Partners, LLC, a management company for pharmaceutical, biotechnology and medical device companies, and continues to consult with early-stage healthcare companies. She previously served as President and CEO of Transcell Technologies Inc., President of Centocor Pharmaceuticals, a member of the Parke-Davis Executive Committee, and Director of Worldwide Strategic Planning for Warner-Lambert Company. Ms. Tallett was a founding member of the Biotechnology Council of New Jersey and chairs the board of trustees at Solebury School in Pennsylvania. She was named a Financial Times Outstanding Director of the year in 2015 and recognized as one of the National Association of Corporate Directors (NACD) Directorship 100 honorees in 2019.

20	Moderna	2025 Proxy statement

Governance
Composition of our Board of Directors
Our Board currently consists of nine members, but the Board has the authority to increase or decrease that size depending on an assessment of its needs and other relevant circumstances at any given time.
Our Nominating and Corporate Governance Committee (Nominating Committee) and our Board of Directors consider a broad range of factors when selecting nominees. We strive to identify candidates who will further the interests of our shareholders. Among other things, we expect that all of our directors will have the following experience and traits:
•substantial experience at a strategic or policymaking level in a business, government, non-profit, or academic organization of high standing, able to contribute to Moderna’s strategic growth and able to offer advice and guidance to Moderna’s senior management based on that experience;
•highly accomplished in their respective fields;
•the ability to contribute positively to the Board’s collaborative culture;
•knowledge of our business;
•understanding of the competitive landscape facing our business; and
•expertise relevant to our growth and business strategy.
In addition, every nominee must have sufficient time and availability to devote to Moderna’s affairs, a reputation for high ethical and moral standards, an understanding of the fiduciary responsibilities assumed by public company directors, and the time and energy necessary to diligently carry out those responsibilities, and role model our values and demonstrate a willingness to embrace the Moderna Mindsets, further described in “ESG Topics—Human Capital Management” on page 39.
The Nominating Committee reviews Board succession regularly, and in considering director candidates is focused on those individuals who can help guide Moderna as it executes on its strategy over the next several years. This includes seeking out candidates who can help guide our growth as a leading scientific, innovative and digitally-enabled company.
In August 2024, David Rubenstein joined the Board, bringing significant international policy and investor experience. In October 2024, Abbas Hussain joined the Board, bringing significant global commercial operational expertise.
In building our Board, we also believe that the following skills and experiences, while not exhaustive, are helpful in ensuring that our directors collectively possess the skills and backgrounds necessary for us to execute on our strategic plans and to exercise the Board’s oversight responsibilities on behalf of our shareholders. Skills and experiences shown below are generally reflective of the individual having worked in the area, rather than experience obtained as a director in the relevant field.

Skill/Experience	Afeyan	Bancel	Horning	Hussain	Nabel	Nader	Rubenstein	Sagan	Tallett
CEO Experience
Commercialization
Digital/Cyber/AI
Drug Development
Finance/Accounting
Government/Regulatory
Healthcare Industry
Human Capital Management
International Experience
Investor Experience
Manufacturing/Supply Chain
Science/Technology/R&D

2025 Proxy statement	Moderna	21

Governance
Our directors hold office until their successors have been elected and qualified or until their earlier death, resignation, or removal. Directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the votes outstanding. Any vacancy on our
Board of Directors, including a vacancy resulting from an enlargement of the Board, may be filled only by vote of a majority of the directors then in office.
Board Diversity
The following Board Diversity Matrix presents certain Board diversity statistics, as self-disclosed by our current directors. As we pursue future Board recruitment efforts, our Nominating Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of the Board in accordance with the committee’s Policies and Procedures for Director Candidates. This includes seeking out individuals of diverse ethnicities, a balance in terms of gender, and individuals with diverse perspectives informed by other personal and professional experiences.
Board Diversity Matrix

Part I: Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Directors (9 total)	3	6	—	—
Part II: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Middle Eastern	—	1	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	6	—	—
Two or More Races or Ethnicities	—	1	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—
Staggered Board
In consultation with our Nominating Committee, our Board of Directors has determined that a staggered board structure, with directors divided into three classes with staggered terms, remains appropriate for us at this time. At each annual meeting of shareholders, one class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring.
A staggered board provides for stability, continuity and experience among our Board. This structure helps to resist pressure to focus on short-term results at the expense of our long-term value and success, which is especially important in our industry given the multi-year time horizons required for the successful development of pharmaceutical products and product candidates. Our Board also believes that this structure helps to preserve institutional knowledge that can help us identify new opportunities, such as when our Board noted parallels early in 2020 between our earlier efforts to develop a vaccine against Middle Eastern Respiratory Syndrome (MERS) and the disease that came to be known as COVID-19. This led to the successful development and launch of our first product, our COVID vaccine. In addition, our Board consists of a number of longer-tenured directors who have familiarity with the Company from before the pandemic, and who understand how we can operate effectively in a cost-constrained environment.

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Governance
Board Highlights for 2024
During 2024, the Moderna Board provided strategic oversight to advance the Company’s position as a leader in mRNA medicines. Key areas of focus included navigating commercial challenges for our COVID and RSV vaccines, overseeing the advancement of a robust pipeline of products beyond respiratory vaccines, guiding efforts to drive cost efficiencies to ensure sustainable growth, and overseeing the evolution of the senior leadership team and Board to advance this strategy.
Commercial Efforts
Commercial Performance and Launch of our Second Product: In 2024, the Board provided strategic input to management as it navigated an evolving market for COVID vaccines, marked by increased competition and a decline in vaccination rates compared to the prior year. Moderna’s COVID vaccine, Spikevax, captured 40% of the U.S. retail market share in 2024, a decline from the prior year (Source: IQVIA). We also launched our RSV vaccine (mRESVIA), our second product. The U.S. RSV market in 2024 was also marked by significant competition, and many pharmacies locked in orders before our product was approved.
The Board has been actively involved in engaging with management on the lessons to be learned from this past season. To better position our RSV vaccine, we have submitted for approval of an expanded indication, covering high-risk adults ages 18-59, using a priority review voucher. The Board also supported the decision not to include revenues from any products in their first year of launch in our forward-looking financial frameworks. The Board was also heavily engaged in the decision to appoint our President, Stephen Hoge, as the head of Moderna’s Commercial organization in November 2024. We anticipate that in this role, Dr. Hoge will be in a position to align our R&D efforts with our Commercial organization as we seek to launch several new products over the next few years.
Geographic Growth: The Board has also supported investments in advancing manufacturing facilities in Australia, Canada and the United Kingdom toward licensure. These facilities are critical to supporting local production, and will enable Moderna to execute on multi-year contracts to supply respiratory vaccines in each of these markets. This expansion enhances supply chain resilience and positions Moderna to meet growing global demand.
Advancing Our Pipeline
The Board and its Product Development Committee (now the Product and Technology Committee) played a key role in guiding the advancement and strategic investment in our development programs, laying the groundwork to diversify our business beyond COVID vaccines. This included the decision to invest in 10 prioritized programs with a path to approval in the next three years.
Respiratory Vaccines: Moderna achieved critical milestones for its respiratory vaccines portfolio in 2024. Following positive Phase 3 read outs, three respiratory vaccine programs were submitted for approval to the U.S. Food and Drug Administration (FDA) before the end of 2024: our RSV vaccine for high-risk adults ages 18-59 (mRNA-1345); our next-generation COVID vaccine (mRNA-1283); and our flu+COVID combination vaccine (mRNA-1083). Additionally, our standalone flu vaccine (mRNA-1010) advanced in pivotal efficacy trials, supported by external financing from Blackstone Life Sciences. Investments in our respiratory portfolio are expected to result in several additional approvals and increased product sales over the coming years.
Oncology Programs: The Board prioritized investment in Moderna’s Individualized Neoantigen Therapy (INT) program, developed in collaboration with Merck. The
Phase 3 trial for our program targeting melanoma has completed enrollment, and the other Phase 3 trial targeting non-small cell lung cancer is actively enrolling. Trials for several other indications are underway. Additionally, significant progress was made toward building out our Marlborough, Massachusetts manufacturing site, which will support the production of INT. This facility underscores Moderna's commitment to ensuring scalability and readiness for commercial oncology launches.
Rare and Latent Diseases: Moderna’s Phase 3 trial for a cytomegalovirus (CMV) vaccine (mRNA-1647), addressing a major cause of congenital birth defects, reached critical enrollment milestones, and is expected to read out in 2025. Our rare disease programs targeting propionic acidemia (PA) began generating pivotal data in 2024, and our methylmalonic acidemia (MMA) program is expected to begin its pivotal trial in 2025.
Leadership Updates: Dr. Jacqueline Miller and Dr. Rose Loughlin were promoted to oversee Moderna’s development and research organizations, respectively. This reflects the Board’s emphasis on developing internal talent to drive innovation.

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Governance
Driving Cost Efficiencies
The Board provided strategic oversight to emphasize financial discipline while maintaining investment in high-impact growth areas to help ensure that the Company maintains the capital necessary to execute on its growth plans.
Streamlined R&D Prioritization: To focus resources on the most promising investment opportunities, the Board oversaw the decision to prioritize investments in 10 programs that had a path to regulatory approval by 2027, while deferring investments in other programs until revenues increase. These prioritization efforts are expected to put Moderna on a path to decrease annual R&D expenses by approximately $1 billion in 2027 compared to 2024.
Digital and AI-Driven Productivity: During 2024, the Company reduced SG&A expenses by 24% year-over-year, driven in part by the utilization of digital tools to increase efficiency. In November 2024, Tracey Franklin, our Chief Human Resources Officer, was granted additional responsibility as our Chief People and Digital Technology Officer, to oversee talent strategy and digital transformation initiatives, driving efficiencies across the Company. The Board approved investments in GPT-based solutions to streamline operations across manufacturing, HR, legal, and finance, enhancing scalability and cost control.
Strategic Manufacturing Investments: The Board approved the strategic acquisition of the Norwood campus, which was completed in December 2024, to ensure control over this key asset and to secure investments in our manufacturing capacity. This move is expected to drive long-term productivity gains and support future product launches.
Governance and Corporate Developments
Board Refreshment: The Board welcomed David Rubenstein and Abbas Hussain as new members, bringing valuable perspectives and expertise. At the same time, the retirements of Robert Langer and Stephen Berenson marked the end of significant tenures that contributed greatly to Moderna’s growth and success.
Committees: François Nader assumed the role of Chair of the Nominating and Corporate Governance Committee, succeeding Noubar Afeyan in January 2025. Additionally, the Board approved the combination of the Science and Technology Committee and the Product Development Committee, effective January 1, 2025, into a new Product and Technology Committee to streamline oversight and enhance strategic alignment. The Product and Technology Committee will continue to be led by Sandra Horning as Chair.
Governance Enhancements: In 2024, the Board implemented key governance updates, some of which were approved by shareholders at last year’s Annual Meeting, including the adoption of a proxy access bylaw, majority voting standards for uncontested director elections, and a special meeting right for shareholders.
Executive Compensation and Talent Management: As discussed in greater detail elsewhere in this Proxy Statement, the Compensation Committee continues to evolve our compensation programs to ensure ongoing alignment between our executives and investors. Each year, the performance goals under our bonus scorecard and PSUs are tied to our long-term strategy, reflecting those objectives that need to be achieved over a one-year and three-year time horizon, respectively, to deliver on that plan. In addition, the Committee oversaw our talent management efforts, including changes to our Executive Committee, performance, training and retention programs.
ESG Oversight: The Board continued to oversee Moderna’s environmental, social, and governance (ESG) programs. Notably, the Company’s carbon reduction goals were validated by the Science Based Targets initiative (SBTi) in 2024, reinforcing Moderna’s commitment to sustainability and accountability. For more information, see “ESG Topics” below.
Director Independence
Our Corporate Governance Guidelines provide that at least a majority of the members of the Board must meet the independence standards prescribed by rules of The Nasdaq Stock Market. Our Board of Directors has determined that all current directors except Mr. Bancel, our Chief Executive Officer, are independent, as defined by the Securities and Exchange Commission (SEC) and Nasdaq rules.
In making this determination, the Board considered the relationships that each non-employee director has with Moderna and other relevant facts and circumstances. There are no family relationships among any of our directors or executive officers.

24	Moderna	2025 Proxy statement

Governance
Directors must notify the Chair of the Nominating Committee and our Chief Legal Officer prior to accepting any new director roles or in connection with any significant change in employment status so that the potential for conflicts or other factors that may compromise the director’s ability to perform his or her duties may be fully assessed. Pre-clearance from the Chair of the Nominating Committee, acting on the advice of the Chief Legal Officer and in consultation with the full Nominating Committee, where appropriate, is required before a director may accept any such new roles. At least annually, the Board will evaluate all relationships between Moderna and each director in light of relevant facts and circumstances for the purpose of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director.
Board Leadership Structure
The role of Chairman of the Board is separated from the role of Chief Executive Officer. Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to the Board and for ensuring the execution of the recommended plans. The Chairman is responsible for leading the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our bylaws and Corporate Governance Guidelines do not require that our Chairman and Chief Executive Officer positions be separate.
Limits on Board Service
Carrying out the duties and fulfilling the responsibilities of a director requires a significant commitment of time and attention. The Board recognizes that excessive time commitments can interfere with an individual’s ability to carry out and fulfill his or her duties effectively. In connection with its assessment of director candidates for nomination, the Board will assess whether the performance of any director has been or is likely to be adversely affected by excessive time commitments, including service on other boards.
Consistent with this belief, our Corporate Governance Guidelines set limits on the number of other boards on which directors may serve. Under the Guidelines, directors who also serve as executives of public companies should not serve on more than one board of a public company in addition to the Moderna Board, and other directors should not serve on more than three other boards of public companies in addition to the Moderna Board, absent special circumstances, such as a period of transition. Each of our directors is in compliance with this aspect of our Guidelines and has been throughout the year.
Directors must notify the Chair of the Nominating Committee and Chief Legal Officer in connection with accepting a seat on the board of directors of another business and obtain approval before joining so we can fully assess the potential for conflicts or other factors that may compromise the director’s ability to carry out his or her duties. See “Director Independence” above.
Age and Term Limits
The Board does not believe that arbitrary limits on the number of consecutive terms a director may serve or on the directors’ ages are appropriate in light of the substantial benefits resulting from a sustained focus on Moderna’s business, strategy, and industry over a significant period of time.
Governance Documents
We have adopted a Code of Ethics and Business Conduct that applies to our Board of Directors and all of our officers and employees. In addition, we have adopted Corporate Governance Guidelines that formalize certain fundamental board policies and practices. Both of these documents are available on the “Governance—Governance Documents” section of our Investor Relations website, https://investors.modernatx.com.

2025 Proxy statement	Moderna	25

Governance
Board’s Role in Risk Oversight

Board of Directors		Oversees Major Risks

Our Board is responsible for overseeing risk management. It exercises its oversight primarily through its committees. The full Board or applicable committee discusses with management our major risk exposures, their potential impact, and the steps we may take to manage them. The Board must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as intended. When a Board committee is responsible for evaluating and overseeing the management of a particular risk, the Chair of that committee reports on it to the full Board at regular meetings so the Board can coordinate the risk oversight role among the relevant parties. The Board’s standing committees each have primary oversight for risks related to the areas set forth below.

Compensation and Talent Committee	Nominating and Corporate Governance Committee	Product and Technology Committee

•Managing human capital effectively through hiring, development, retention and succession planning.
•Designing compensation programs to drive performance through appropriate risk-taking (and reviewing R&D-related goals with the Product and Technology Committee).
•Maintaining Moderna’s unique culture, while building an inclusive environment.
•Maintaining fair and competitive pay practices, and maintaining pay equity.

•Ensuring corporate governance practices are designed to produce outcomes that are in the best interests of Moderna.
•Developing plans for Board succession, particularly for key roles.
•Assessing and implementing plans for ESG-related risks and opportunities, including those related to climate change.

•Ensuring product quality & safety.
•Advancing our R&D programs and product pipeline.
•Optimizing clinical trial design.
•Effectively engaging with regulators and advancing our products to approval.
•Advancing our platform and developing new modalities through effective investments.
•Effectively seeking growth opportunities through collaborations and strategic partnerships.
•Protecting and leveraging our intellectual property.

Audit Committee

•Ensuring the integrity of Moderna’s financial statements and related disclosures.
•Maintaining effective internal control over financial reporting and policies relating to risk assessment and management.
•Mitigating exposure to major financial risks and taking steps to monitor and control such exposures, including overseeing treasury and tax operations.
•Strengthening our cybersecurity program and protection against other technology-related risks.
•Implementation of policies and procedures related to the receipt, retention and treatment of complaints regarding accounting, internal controls or auditing matters, and handling of whistleblower complaints.
•Ensuring that internal audit and compliance plans are aimed at identifying and mitigating key risks.

Management		Key Risk Responsibilities

Management is responsible for the day-to-day management of Moderna’s risks. Members of senior management provide regular reports to the Board and relevant committees that include discussions of the risks and exposures involved in their respective areas of responsibility. Our Chief Legal Officer and our Chief Ethics, Compliance & Privacy Officer (who reports directly to our Chief Legal Officer) provide regular updates to the Audit Committee regarding internal and external developments that could affect the Company’s risk profile, and in turn our Chief Legal Officer and Chair of the Audit Committee regularly report out to the Board.
Each year, as part of our Enterprise Risk Management (ERM) process, our management team works with senior leaders across the organization to identify those risks, both existent and emerging, that are most significant for the Company. These risks are then reviewed with our Executive Committee and mitigation plans are developed with owners who are responsible for monitoring and implementing those mitigation plans. The outcomes of the ERM process, including the mitigation plans, are then reviewed and discussed with the Audit Committee.

26	Moderna	2025 Proxy statement

Governance
Shareholder Engagement
We actively engage with our shareholders throughout the year to solicit their views on our strategy and performance. Conversations throughout the year led by our Investor Relations team are supplemented by outreach with members of our Corporate Governance team, senior leadership and independent directors with a particular focus on governance, compensation policies and practices, and ESG topics.
Following our 2024 Annual Meeting, we initiated contact for governance engagements with our 30 largest investors that are unaffiliated with our officers and directors, representing approximately 50% of our shares outstanding (as of September 2024), as well as several other investors who expressed an interest in meeting on governance topics. Including affiliated investors, this outreach included shareholders representing more than 58% of our shares outstanding. Governance outreach discussions focused on a number of topics that were voted on at the 2024 Annual Meeting, as well as other topics outlined below, including various corporate governance topics, our current board structure and executive compensation programs.
Key Items Discussed with Shareholders in 2024-2025

Board Composition and Governance	Executive Compensation Programs	ESG Initiatives

•Director recruitment and the evolution of our Board composition •Board structure, independence and risk oversight •Evolution of governance practices, including changes made in 2024	•Our 2024 say-on-pay vote •Program structure, including the weighting of components of equity awards •Performance goals underlying the bonus scorecard and PSUs	•Transparency reporting (e.g., ESG Report, SASB/GRI, EEO-1 Report) •Climate-related matters, including scenario analyses and emission reduction goals •Preparations for reporting under the EU’s CSRD

Our discussions led to valuable feedback from our investors, which was discussed among members of management and with our Board and committees, as further discussed below.
Board Composition and Governance. Investors provided feedback on our recent additions to the Board of David Rubenstein and Abbas Hussain, and on areas of focus for future recruitment efforts. Investors also provided feedback on the governance changes made in 2024 to implement proxy access, majority voting and a special meeting right for shareholders. Discussions were held with a number of investors related to the decision to maintain a staggered board and factors informing the Board’s view that this remains the best structure for Moderna to execute on its strategic plans at this time.
Executive Compensation Programs. Investor feedback on our executive compensation programs continued to be constructive, consistent with prior years, with support for our overall program design and emphasis on tying the experience of investors to results for our executives through programs that are heavily weighted toward equity. Additional discussions were held with investors related to goal-setting and the tying of performance goals to our strategy and market communications.
Several investors provided views on potential actions related to retention efforts for key talent, particularly in light of dynamics with Moderna’s stock price. Our Compensation Committee continues to incorporate this feedback from investors into decisions around goal-setting and the structure of our compensation programs, including the weighting of components of our equity awards.
ESG initiatives. Investor feedback on our ESG programs and transparency on these initiatives continued to be positive, consistent with prior years. Investors were supportive of our efforts to provide greater transparency through our ESG Report and to provide greater visibility on our greenhouse gas reduction efforts, assess risks related to climate and prepare for new disclosure requirements. Several investors inquired about our plans for reporting in line with the EU’s Corporate Sustainability Reporting Directive (CSRD).
Going forward, we will continue to engage with relevant stakeholders on these matters, continue to monitor the ESG reporting and disclosure landscape and assess additional ESG reporting frameworks. For more information, please see “ESG Topics” below and our ESG Report.

2025 Proxy statement	Moderna	27

Governance
Board Committees
As described below, our Board of Directors has established four committees: Audit, Compensation and Talent, Nominating and Corporate Governance, and the newly established Product and Technology Committee (which merged together the Product Development and Science and Technology Committees). The Board of Directors may
establish other committees from time to time. All members of the Board committees are independent directors.
The charter for each of the committees is available on the “Governance—Governance Documents” section of our Investor Relations website, https://investors.modernatx.com.

Audit Committee	Meetings in 2024: 7

Members: Ms. Tallett (Chair), Mr. Hussain, Mr. Rubenstein, Mr. Sagan

Independence:	Financial experts:

Our Board of Directors has determined that each member of the Audit Committee meets the heightened independence requirements for audit committee members prescribed by the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the Audit Committee.
Our Board of Directors has determined that each of Ms. Tallett and Mr. Sagan is an “audit committee financial expert,” as defined in the applicable SEC rules.

The Audit Committee’s responsibilities include:

•appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•pre-approving audit, audit-related and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures, as well as the critical accounting policies and practices we use;
•coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•overseeing the Company’s internal audit function, including internal audit plans, budgeting and staffing and reviewing any findings resulting from audits;

•recommending, based upon review and discussions with management and our independent registered public accounting firm, whether our audited financial statements should be included in our Annual Report on Form 10-K;
•monitoring the integrity of our financial statements and compliance with legal and regulatory requirements as they relate to our financial statements and accounting;
•preparing the Audit Committee Report required by SEC rules to be included in our annual proxy statement;
•reviewing all related person transactions for potential conflicts of interest and approving all appropriate transactions;
•reviewing quarterly earnings releases;
•discussing the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management; and
•exercising general oversight over the Company’s cybersecurity and technology risks, including the Company’s information security and related risk management programs.

Representative, recent discussion topics
•Financial reporting and significant accounting items as we continue to adapt to a commercial market
•Efforts and plans to reduce cash operating expenses
•Our financial framework and investor communications around anticipated results
•Implementation and launch of our updated enterprise resource planning (ERP) system
•Ongoing enhancements to our cybersecurity program and execution against our updated cybersecurity strategic roadmap
•Ongoing evolution of our internal audit, tax and compliance functions as we scale as a global organization
•Our data privacy maturity assessment
•Capital allocation strategy, including approach to investments and tax strategy

28	Moderna	2025 Proxy statement

Governance

Compensation and Talent Committee	Meetings in 2024: 5

Members: Dr. Nader (Chair), Dr. Nabel, Ms. Tallett

Independence:

Our Board of Directors has determined that each member of the Compensation and Talent Committee meets the heightened independence requirements for compensation committee members prescribed by Nasdaq.

The Compensation and Talent Committee’s responsibilities include:

•reviewing and establishing our executive compensation philosophy and policy;
•annually reviewing and recommending to the Board corporate goals and objectives relevant to our CEO’s compensation, evaluating the CEO’s performance, and making a recommendation to the Board for the CEO’s compensation;
•approving the cash and equity compensation of our other executive officers;
•overseeing the operation of our compensation plans, policies and programs;
•reviewing the Company’s talent initiatives and strategies to attract, develop and retain key employees, and reviewing succession planning for key executive roles;

•overseeing the Company’s human capital management strategies, policies, and practices;
•appointing and overseeing compensation consultants and other advisors retained by the Committee;
•reviewing and recommending to the Board of Directors the compensation of our directors; and
•preparing the Compensation Committee Report required by SEC rules to be included in our annual proxy statement.

Representative, recent discussion topics
•Ongoing evolution of our executive compensation program, including goal-setting and the ties between our pay programs and strategy to ensure alignment with investors
•Talent development efforts, including retention (both for executives and rank-and-file employees), development and performance management
•Development of our future operating model as we seek to grow sustainably and facilitate multiple product launches
•Maintaining Moderna’s culture and Mindsets
•Global pay practices

2025 Proxy statement	Moderna	29

Governance

Nominating and Corporate Governance Committee	Meetings in 2024: 3

Members: Dr. Nader (Chair), Dr. Horning, Mr. Sagan

The Nominating and Corporate Governance Committee’s responsibilities include:

•recommending to the Board persons to be nominated for election as directors, and conducting Board succession planning;
•recommending directors to the Board to serve on Committees and as Committee Chairs;
•reviewing the composition of the Board to ensure its members have the appropriate skills and expertise to oversee Moderna;

•reviewing and recommending corporate governance practices to the Board;
•overseeing the evaluation of our Board; and
•reviewing ESG matters pertaining to the Company, including ESG policies and initiatives, such as political engagement, actions to mitigate risks related to climate change, as well as philanthropic initiatives, such as the Moderna Charitable Foundation.

Representative, recent discussion topics
•Director recruitment efforts, resulting in the addition of two new directors, as well as continued succession planning to ensure appropriate expertise as we execute our Company strategy
•Evolution of the Company’s governance practices and reviewing investor feedback on this topic
•Rotation of committee assignments and committee leadership roles
•The status of our ESG efforts, including enhanced ESG reporting and oversight of our sustainability strategy

30	Moderna	2025 Proxy statement

Governance

Product and Technology Committee	Meetings of the Product Development Committee in 2024: 7 Meetings of the Science and Technology Committee in 2024: 3

Members: Dr. Horning (Chair), Mr. Hussain, Dr. Nabel

Established in January 2025 by combining the Product Development and Science and Technology Committees – No meetings during 2024.

The Product and Technology Committee’s responsibilities include:

•oversight of R&D strategy, assets and pipeline, development programs and their progression, including target product profile, clinical trial design and advancement, and commercial potential;
•reviewing and discussing with management the impact of the competitive landscape on the R&D strategy and product development programs;
•reviewing the allocation, deployment, utilization of and investment in scientific assets;
•reviewing and approving the advancement of any new program or series of programs to investment in a pivotal trial;
•oversight of investments in and development of technological development strategies;
•oversight of regulatory efforts and strategy;

•oversight of risks associated with the R&D and product development programs and regulatory matters and their management;
•oversight of the quality of operational capabilities;
•strategic oversight and advising the Board on scientific and R&D aspects of licensing, strategic partnerships and acquisition or divestiture transactions;
•reviewing, evaluating and advising the Board regarding platform development, including advances in mRNA science, delivery science and manufacturing process science and related investments;
•identifying significant emerging science and technology issues and trends relevant to our mRNA platform; and
•providing guidance to, and assisting in assessments of, scientific talent; and reviewing and advising the Board regarding our intellectual property strategies.

Representative, recent discussion topics at predecessor committees
•Intellectual property strategy with respect to product launches and inbound licensing activity
•Technological process improvements for RNA and lipid nanoparticle (LNP) production
•Developments from research collaborations with third parties
•Clinical and commercial strategy updates for various programs
•Advancement of late-stage programs to Phase 3 trials

Board and Committee Meetings
Each director is expected to make reasonable efforts to attend all Board and applicable committee meetings. Attendance is taken into account by the Nominating Committee and the Board when they assess directors for re-nomination to the Board. Each director is also expected to attend our annual shareholder meetings, and all of our directors attended the 2024 Annual Meeting of Shareholders.
The full Board of Directors met six times in formal meetings during 2024, in addition to holding frequent calls and informal sessions. Each director attended (virtually or in person) at least 75% of the aggregate meetings of the Board (held while such person was a director) and meetings held by all committees of the Board on which such person served.
The non-employee directors meet at regularly scheduled executive sessions without management participation. The Chair of the Board is an independent director and presides at all Board meetings.

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Governance
Board Self-Evaluation
Pursuant to our Corporate Governance Guidelines, our Board has committed to conduct a self-evaluation at least annually to assess whether the Board and its committees are functioning effectively. Our Board committees conduct self-evaluations periodically to assess whether they are functioning effectively. Any such evaluation will consider the performance of the Board or the committee, as the case may be, as a unit (rather than the performance of any individual director).
In 2024, the Board’s self-evaluation utilized an independent third party who conducted a survey and individual interviews with each director regarding the
Board’s operations before reporting back to full Board of Directors. As a result of the feedback from this evaluation, updates were made to the composition of the Board’s committees and leadership roles were rotated. The evaluation also informed the decision to combine the Product Development Committee and Science and Technology Committee into the Product and Technology Committee. In the past, these self-evaluations have similarly informed decisions regarding Board operations and Board composition, which have been acted upon by the Nominating Committee.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation and Talent Committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation and Talent Committee.
Director Onboarding
Moderna conducts an orientation program for each new director to familiarize that individual with our business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes, and Code of Business Conduct and Ethics. Directors are required to reaffirm their compliance with our Code of Business Conduct and Ethics annually.
How to Contact the Board
Any person who wishes to contact the Board can do so:
•By e-mail to ir@modernatx.com; or
•By reaching our Corporate Secretary as described on page 91 under “Information about the 2025 Annual Meeting of Shareholders—How can I contact the Corporate Secretary?”.
Any person who has a concern about Moderna’s conduct, including with respect to accounting, internal controls, or auditing matters, may, in a confidential or anonymous manner, communicate that concern to our Compliance Officer:
•By e-mail to ComplianceOfficer@modernatx.com (anonymity cannot be maintained);
•In writing (which may be done anonymously), by mail to Moderna, Inc., Attention: Compliance Officer, 325 Binney Street, Cambridge, Massachusetts 02142;
•Online at https://moderna.whispli.com/compliancehotline (which may be done anonymously); or
•By calling the Compliance Hotline at 844-971-2551.
Any person who wishes to communicate directly with the Audit Committee may do so through the channels mentioned above, directing their communication to the attention of the Chair of the Audit Committee.

32	Moderna	2025 Proxy statement

Governance
Shareholder Recommendations for Director Candidates
The Nominating Committee welcomes recommendations from shareholders for director candidates. Shareholder-recommended candidates will be evaluated in the same manner as candidates that come to the committee’s attention from other sources.
To recommend a director candidate, a shareholder should send the following information to our Corporate Secretary as described on page 91 under “Information about the 2025 Annual Meeting of Shareholders—How can I contact the Corporate Secretary?”:
•such shareholder’s name and address of record;
•a representation that such shareholder is a record holder of the Company’s securities, or if the shareholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the Exchange Act);
•the candidate’s name, age, business and residence address;
•the educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full years of the candidate;
•a description of the qualifications and background of the candidate, which address the minimum qualifications and other criteria for Board membership approved by the Board;
•a description of all arrangements or understandings between the shareholder and the candidate; and
•all information relating to such candidate that is required to be disclosed in solicitations of proxies for election of directors in an election contest pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
The Nominating Committee may seek further information from or about the shareholder making the recommendation and the recommended director candidate, including information about all business and other relationships between the director candidate and the shareholder. Any shareholder recommendation for a director candidate must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting.

2025 Proxy statement	Moderna	33

Director Compensation
Annual Cash Retainers
Our non-employee directors are eligible to receive the following cash retainers, which are pro-rated for partial-year service or time as Committee chairs, and are paid quarterly:

Annual Retainer for service on the Board of Directors	$80,000
Additional Annual Retainer for service as:
Non-Executive Chairman of the Board of Directors	$50,000
Committee Chair	$20,000
Equity Grants
Upon election to our Board of Directors, each non-employee director is granted an equity award with an aggregate targeted grant date fair value of $400,000 (the Initial Grant). Beginning in April 2021, 75% of the value of each Initial Grant is delivered in stock options and 25% is delivered in restricted stock units (RSUs). The stock option and RSU portions of the Initial Grant vest in full on the one-year anniversary of the grant date if the recipient has continuously served as our director for that year.
On the date of each annual meeting of shareholders, each continuing non-employee director is granted an equity award with an aggregate targeted grant date fair value of $425,000 (the Annual Grant). Since April 2022, our directors have had the ability to choose to have the value of each Annual Grant delivered solely as stock options or in the form of a mix of RSUs and stock options as chosen by each non-employee director, provided that no more than 25% of such value may be delivered in the form of RSUs. Beginning with the 2025 Annual Grant, directors can select to have up to 100% of the grant delivered as RSUs. The stock option and RSU portions of the Annual Grant vest in full on the earlier of the one-year anniversary of the grant date and the next annual meeting of shareholders, if the recipient has continuously served as a director through the applicable vesting date.
The stock option portion of each director equity grant has an exercise price per share equal to the closing price of a share of Moderna’s common stock on the date of grant, and an expiration period of ten years from the grant date. The number of stock options granted for any director equity grant is determined by dividing the value attributable to the stock option award by the product of (i) the average closing stock price over the preceding 20-trading days up to and including the last trading day immediately preceding the grant date and (ii) the Black-Scholes ratio, which is calculated using the Black-Scholes value of a stock option on the grant date divided by the closing stock price on the effective date of grant. The number of RSUs granted for any director equity grant is determined by dividing the value attributable to the RSU award by the average closing stock price over the preceding 20-trading days up to and including the last trading day immediately preceding the grant date. If a new non-employee director joins our Board of Directors between annual meetings of shareholders, then such non-employee director will be granted a pro-rata portion of the Annual Grant based on the time between such director’s appointment and our next annual meeting of shareholders. The director equity grants are subject to full accelerated vesting upon a “sale event,” as defined in the Company’s 2018 Stock Option and Incentive Plan, as amended from time to time (the 2018 Stock Plan).
Other Compensation Details
The aggregate amount of cash and equity compensation paid to any non-employee director in a calendar year may not exceed $1,500,000 for the first year of service and $1,000,000 for each year of service thereafter (or such other limits as may be set forth in the 2018 Stock Plan or any similar provision of a successor plan).
Employee directors receive no additional compensation for their service as a director. We reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our Board of Directors or any committee thereof. We have in the past provided, and may in the future provide, security services to our directors.

34	Moderna	2025 Proxy statement

Director Compensation
Non-Employee Director Stock Ownership Policy
Our Stock Ownership Policy provides that on or before December 31, 2024, or December 31st following the fifth anniversary of an individual director’s appointment to the Board (whichever is later), each non-employee director must own shares of Moderna’s common stock equal to at least six times the amount of the annual cash retainer paid for regular service on the Board, before committee fees (i.e., $480,000 of Moderna stock). For more information, see “Equity-Related Policies and Practices—
Non-Employee Director and Executive Officer Stock Ownership Policy,” on page 66.
As of December 31, 2024, each of Dr. Afeyan, Dr. Nader and Mr. Sagan owned more than the required amount of Moderna stock under the Stock Ownership Policy. The other non-employee directors were each appointed to the Board less than five years prior to December 31, 2024.
Non-Employee Director Compensation Table
The following table provides information regarding the total compensation that was earned by or paid to each of our non-employee directors during the year ended December 31, 2024. Mr. Bancel, our Chief Executive Officer, did not receive any additional compensation for his service as a director. Mr. Bancel’s compensation is discussed in the Compensation Discussion and Analysis and compensation tables, which begin on page 45. The amounts below for Option Awards and Stock Awards reflect the grant date fair value of these awards, which vary from the target value due to the fact that the number of RSUs and stock options granted was calculated based upon the 20-trading day trailing average closing price prior to grant, as described under “—Equity Grants,” above.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation	Total
Noubar Afeyan, Ph.D.(2)	$150,000	$—	$478,395	$15,971(3)	$644,366
Stephen Berenson(4)	60,000	—	478,395	—	538,395
Sandra Horning, M.D.(5)	100,000	119,566	358,812	—	578,378
Abbas Hussain(6)	20,000	147,225	441,843		609,068
Robert Langer, Sc.D.(7)	60,000	—	478,395	—	538,395
Elizabeth Nabel, M.D.(8)	100,000	119,566	358,812	—	578,378
François Nader, M.D.(9)	100,000	—	478,395	—	578,395
David Rubenstein(10)	40,000	127,887	383,723		551,610
Paul Sagan(11)	80,000	—	478,395	—	558,395
Elizabeth Tallett(12)	100,000	—	478,395	—	578,395
(1)The amounts reported represent the aggregate grant date fair value of the RSUs and stock options awarded to the non-employee directors in the year ended December 31, 2024, calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the equity awards reported in these columns are set forth in Note 12 to our Consolidated Financial Statements for the year ended December 31, 2024, included in our Annual Report. The amounts reported in these columns reflect the grant date fair value for each award, and, together, differ from the targeted amounts for the Initial Grant or Annual Grant, as applicable, due to the fact that a 20-trading day trailing average closing price convention is used for calculating the number of RSUs and stock options granted.
(2)As of December 31, 2024, Dr. Afeyan held outstanding options to purchase a total of 178,625 shares of our common stock, 171,068 of which were vested. Dr. Afeyan is affiliated with Flagship Pioneering, Inc. and prior to 2018, Flagship Pioneering, Inc. was granted equity for Dr. Afeyan’s service on our Board of Directors. As of December 31, 2024, Flagship Pioneering, Inc. held options to purchase a total of 33,116 shares of our common stock that were issued for such service, all of which were vested. See “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding Flagship Pioneering’s and its affiliated entities’ beneficial ownership of our common stock.
(3)The amount reported represents incremental costs borne by the Company for the provision of security services to Dr. Afeyan in response to the heightened threat environment faced by individuals associated with our Company.
(4)As of December 31, 2024, Mr. Berenson held options to purchase a total of 175,738 shares of our common stock, 168,181 of which were vested. Mr. Berenson resigned from the Board on August 5, 2024.

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Director Compensation
(5)As of December 31, 2024, Dr. Horning held (i) options to purchase a total of 55,409 shares of our common stock, 49,741 of which were vested, and (ii) 979 unvested RSUs.
(6)Mr. Hussain was elected to our Board on October 2, 2024 and received an initial equity grant upon joining the Board and a pro-rata annual grant for his partial year of service. As of December 31, 2024, Mr. Hussain held (i) options to purchase a total of 13,193 shares of our common stock, none of which were vested, and (ii) 2,331 unvested RSUs.
(7)As of December 31, 2024, Dr. Langer held options to purchase a total of 307,193 shares of our common stock, 299,636 of which were vested. Dr. Langer resigned from the Board on August 5, 2024.
(8)As of December 31, 2024, Dr. Nabel held (i) options to purchase a total of 19,550 shares of our common stock, 13,882 of which were vested, and (ii) 979 unvested RSUs.
(9)As of December 31, 2024, Dr. Nader held options to purchase a total of 75,966 shares of our common stock, 68,409 of which were vested.
(10)Mr. Rubenstein was elected to our Board on August 5, 2024 and received an initial equity grant upon joining the Board and a pro-rata annual grant for his partial year of service. As of December 31, 2024, Mr. Rubenstein held (i) options to purchase a total of 9,116 shares of our common stock, none of which were vested, and (ii) 1,527 unvested RSUs.
(11)As of December 31, 2024, Mr. Sagan held options to purchase a total of 132,876 shares of our common stock, 125,319 of which were vested.
(12)As of December 31, 2024, Ms. Tallett held options to purchase 47,006 shares of our common stock, 39,449 of which were vested.

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Certain Relationships and Related Party Transactions
Other than the ordinary course compensation agreements described under the sections entitled “Director Compensation” and “Compensation Discussion and Analysis” and the indemnification agreements described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 and in which any director, executive officer, holder of five percent or more of any class of Moderna’s capital stock, or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Indemnification Agreements
We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals, to the maximum extent allowed under Delaware law, for certain expenses (including attorneys’
fees), judgments, fines, and settlement amounts they reasonably incur in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of Moderna or that person’s status as a member of our Board of Directors.
Policies for Approval of Related Party Transactions
We have adopted a written policy providing that our Audit Committee is responsible for reviewing and overseeing related party transactions. For purposes of this policy, a related person is defined as (i) any Moderna director or executive officer, (ii) any director nominee, (iii) security holders known to us to beneficially own more than five percent of any class of Moderna’s voting securities, or (iv) the immediate family members of any of such persons.
In reviewing any related party transaction, the Audit Committee will take into account, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to Moderna than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

2025 Proxy statement	Moderna	37

ESG Topics
At Moderna, our Environmental, Social and Governance (ESG) strategy and corporate social responsibility program are built on a foundation of integrity, quality and respect. These values provide a foundation for us to advance and support long-term programs that demonstrate our commitment to patients, employees, the environment and our local communities. Our Nominating Committee oversees general ESG matters and practices, while our Compensation Committee oversees human capital matters. These committees reports to the full Board on ESG matters and our progress on sustainability initiatives. Our Chief Legal Officer, reporting to our CEO, leads our ESG strategy, with Executive Committee members overseeing additional elements of particular ESG initiatives. Included below is a description of several topics that we view as key to promoting our long-term value and impact.
In June 2024, we published our third ESG Report, which provides further detail on these initiatives, including those discussed below. We encourage investors and other stakeholders to review our ESG Report, which can be found on our website at http://www.modernatx.com under the “Responsibility—Corporate policies” section.
Medicines for Patients
Moderna’s mission is to deliver the greatest possible impact to people through mRNA medicines. Our priority as a relatively new commercial company is to continue to accelerate the development of safe and effective mRNA medicines. To do so, we undertake sustained, long-term investment in technology creation. We expect our ongoing investment in preclinical and clinical research and development to help us continue to advance potentially life-changing therapeutics and vaccines where there are few or, in many cases, no treatment or prevention options. These areas include respiratory vaccines, latent and emerging vaccines, rare disease therapeutics, and oncology therapeutics.
Our commitment to delivering on our mission is reflected across a number of key initiatives that are discussed at greater length in our ESG Report:
•Global Public Health Strategy: We are focused on developing vaccines against priority pathogens, as identified in the World Health Organization’s R&D Blueprint and those identified by the Coalition for Epidemic Preparedness Innovations (CEPI). Our mRNA Access™ program enables researchers around the world to utilize our mRNA technology platform to pursue research in their own labs on emerging and neglected infectious diseases. Through our regional manufacturing initiatives, we are constructing plants in Australia, Canada and the United Kingdom, in part to prepare for future pandemics.
•Access to Medicines: We have developed a set of Access Principles that reflect our commitment to access, including developing a broad portfolio of medicines to address unmet needs, applying differential pricing frameworks and working with partners to broaden access.
•Medicines for Rare Diseases: Our platform has demonstrated the potential to address rare diseases for which there is no treatment or cure, and we are advancing programs for PA and MMA to pivotal trials.
•Clinical Trial Diversity: We are committed to advancing representative diversity in clinical trials by identifying the barriers that currently impede inclusion, and implementing approaches to more efficiently identify, engage, recruit and retain study participants from diverse backgrounds and vulnerable populations.
Climate Change and the Environment
At Moderna, we believe that ensuring the health of our planet is critical to positively impacting human health, and that it is our responsibility to grow Moderna in a way that protects the planet and minimizes our impact on the environment. We recognize that we have an opportunity to build in a way that puts the protection of the environment as a key consideration in the design of new facilities, processes and products. As we continue to expand our manufacturing capabilities, we are committed to protecting the planet, based on a three-pronged strategy: sustainability by design, natural resource conservation, and decarbonizing the value chain.
In January 2025, we announced that Moderna’s targets for reducing greenhouse gas (GHG) emissions were validated by the Science Based Targets initiative (SBTi). SBTi validation reinforces our dedication to building our company in a way that protects the planet and minimizes adverse impacts on the environment.

38	Moderna	2025 Proxy statement

ESG Topics
Human Capital Management
We recognize that our employees are key to our mission of delivering the greatest possible impact to people through mRNA medicines. As an organization, we are bold, collaborative, curious and relentless. These values are underpinned by a core set of what we call “basecamp” values—integrity, quality, respect.
Additionally, we have articulated the Moderna Mindsets, which define how we behave, lead and make decisions. We believe our Mindsets are integral to our future success, and we continue to integrate them into every facet of how we identify, onboard, grow and manage our talent.
Our Mindsets

We act with urgency	We pursue options in parallel	We accept risk	We push past possible	We behave like owners	We act with dynamic range

We obsess over learning	We pivot fearlessly	We question convention	We remove viscosity	We prioritize the platform	We digitize everywhere possible
We had approximately 5,800 full-time employees globally as of December 31, 2024, with a presence in North America, Europe and the Asia-Pacific region. Additional statistics on our employees can be found in our Annual Report on Form 10-K, under the heading “Human Capital.”
To help promote alignment between our employees and our shareholders, all full-time employees participate in our equity programs through the receipt of equity awards, and the percentage of equity as a component of overall pay mix increases with seniority. We believe that in addition to incentivizing growth that leads to shareholder value, broad eligibility for our equity programs further embeds our “We Act Like Owners” mindset and helps promote employee retention as these awards generally vest over a four-year period.
Our employees are highly engaged, and our Company and team have been publicly recognized for our leadership, innovation and good corporate citizenship. Science magazine has ranked us as a top employer for each of the last ten years. Additionally, in 2024, Biospace ranked us the number one large employer in its 2025 Best Places to Work in Biopharma report for the fourth consecutive year. We also received a perfect score from the Human Right Campaign’s Equality Index for 2024-2025. We measure employee engagement through a vendor-supplied engagement software, using validated external benchmarks to track employee engagement factors.
Community
The Moderna Charitable Foundation is dedicated to supporting organizations and causes that promote public health and access to quality healthcare, advance scientific education and innovation, support local and global communities, and advocate for inclusion and diversity. We aspire to make a lasting impact in these focus areas through grant-making activity, by supporting relief efforts during humanitarian crises, and by supporting organizations that matter to Moderna employees through the Foundation’s matching gifts program.
During 2024, the Moderna Charitable Foundation made grants totaling approximately $5.6 million to local and global non-profit organizations working on causes aligned with the Foundation’s mission, as well as $1.3 million in donations to match employee giving.
We encourage individual employee volunteerism by providing our people with paid time off to volunteer at the organizations of their choice. During 2024, 70% of Moderna employees participated in tracked volunteering programs or employee giving.

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Management
Set forth below are the biographies for our current Executive Committee members. These individuals are critical to Moderna’s success and are responsible for leading our company to its next stage of development.

Stéphane Bancel, 52 Chief Executive Officer

Education
•École Centrale Paris, Master of Engineering
•University of Minnesota, Master of Science in Chemical Engineering
•Harvard Business School, M.B.A.
As Chief Executive Officer, Mr. Bancel chairs the Executive Committee and is responsible for executing on the strategy and operations for Moderna.
Before joining Moderna, Mr. Bancel served for five years as CEO of the French diagnostics company bioMérieux SA. From July 2000 to March 2006, he served in various roles at Eli Lilly and Company, including as Managing Director, Belgium, and as Executive Director, Global Manufacturing Strategy and Supply Chain. Prior to Eli Lilly, Mr. Bancel served as Asia-Pacific Sales and Marketing Director for bioMérieux. He is currently a Venture Partner at Flagship Pioneering. Mr. Bancel was nominated Chevalier of the Legion d'honneur in 2022, the highest recognition in France, and was elected to the U.S. National Academy of Engineering in 2024.

Joined Moderna and in current role since October 2011

Jerh Collins, 59 Chief Technical Operations and Quality Officer

Education
•University College Cork, Bachelor of Science in Chemistry
•University College Cork, Ph.D. in Organic Chemistry
Dr. Collins oversees technical development, quality, and preclinical, clinical and commercial supply.
Before joining Moderna in October 2022, Dr. Collins was employed by Novartis from 1993 to 2022, most recently as Chief Culture Officer. During his nearly 30 years at Novartis, Dr. Collins held roles of increasing responsibility focused on pharmaceutical production and manufacturing, including roles serving as Head of Global Chemical Operations and Anti-Infectives and as Head of Global Chemical Operations.

Joined Moderna in October 2022 and in current role since January 2023

Kate Cronin, 59 Chief Brand Officer

Education
•Smith College, B.A. in Biology
Ms. Cronin oversees Moderna’s communications, branding and marketing efforts.
Before joining Moderna in July 2021, she was employed by Ogilvy Health from 2004 to 2021, in various roles, most recently as Global CEO. Prior to her role as CEO, Ms. Cronin held numerous roles, including Global Managing Director, Managing Director of Ogilvy Public Relations’ New York office, and Co-President of Ogilvy Health in the United States. At Ogilvy, Ms. Cronin led integrated campaigns for the firm’s largest long-term health clients including BMS, Boerhringer Ingelheim, Merck and Pfizer. Prior to Ogilvy, Ms. Cronin was a partner at Porter Novelli.

Joined Moderna and in current role since July 2021

Tracey Franklin, 45 Chief People and Digital Technology Officer

Education
•Pennsylvania State University, B.A. in Communication Arts and Sciences
•Fairleigh Dickinson University, Masters in Industrial and Organizational Psychology
Ms. Franklin oversees Moderna’s talent, digital initiatives and organizational strategy.
Ms. Franklin joined Moderna in October 2019 as our Chief Human Resources Officer, before becoming our Chief People and Digital Technology Officer in November 2024. Before joining Moderna, she was employed by Merck & Co. from 2004 to 2019 in positions of increasing responsibility, including most recently Vice President, HR Chief Talent and Strategy Officer. Ms. Franklin’s previous leadership roles included responsibility for HR for all divisions in the European region, head of HR for the UK and Ireland subsidiaries of Merck, and HR Operations leader responsible for HR program implementation across Merck’s global footprint. She was based in Switzerland, the UK and the U.S.

Joined Moderna in October 2019 and in current role since November 2024

40	Moderna	2025 Proxy statement

Management

Stephen Hoge, M.D., 49 President

Education
•Amherst College, B.A. in Neuroscience
•University of California, San Francisco, M.D.
Dr. Hoge oversees Moderna’s commercial organization and is responsible for strategy across research & development, medical affairs and commercial functions.
Before joining Moderna in January 2013, he was employed by McKinsey & Company from 2005 to 2012, in roles of increasing responsibility, most recently as a Partner and a leader in the firm’s healthcare practice. Dr. Hoge was a resident physician from 2004 to 2005 at New York University/Bellevue Hospital.

Joined Moderna in January 2013 and in current role since November 2024

Shannon Thyme Klinger, 53 Chief Legal Officer and Corporate Secretary

Education
•University of Notre Dame, B.A. in psychology
•University of North Carolina at Chapel Hill, J.D.
Ms. Klinger oversees legal matters for Moderna, including corporate governance, intellectual property, litigation, compliance, privacy, as well as ESG strategy and global security. She is also the President of the Moderna Charitable Foundation.
Before joining Moderna in June 2021, she was employed by Novartis from 2008 to 2021, most recently as Chief Legal Officer and a member of the Novartis Executive Committee. While at Novartis, Ms. Klinger also served as the Chief Ethics, Risk and Compliance Officer and Global Head of Litigation, and as Global Head of Legal at Sandoz, a Novartis division. She began her in-house career at Barr Laboratories before joining Solvay Pharmaceuticals as Senior Vice President and General Counsel. Ms. Klinger was previously a partner with Alston & Bird.

Joined Moderna and in current role since June 2021

Rose Loughlin, Ph.D., 41 Executive Vice President, Research

Education
•Harvard University, A.B. in Physics
•University of California, Berkeley, Ph.D. in Biophysics
Dr. Loughlin oversees Moderna’s platform science and therapeutics research organization and is responsible for strengthening the Company’s pipeline. Dr. Loughlin previously led our research and early development functions for several years, with responsibility for platform research, therapeutics discovery and non-clinical development.
Before joining Moderna in 2016, Dr. Loughlin was employed by Biogen, Inc. from 2013 to 2015, in business development roles. Dr. Loughlin also previously worked at L.E.K. Consulting.

Joined Moderna in January 2016 and in current role since November 2024

Jacqueline Miller, M.D., 53 Chief Medical Officer

Education
•University of Chicago, B.A. in Biological Sciences
•Northwestern University, Feinberg School of Medicine, M.D.
Dr. Miller oversees Moderna’s development strategy across vaccines and therapeutics and is responsible for Moderna’s development organization.
Before joining Moderna in May 2020, Dr. Miller was employed by GlaxoSmithKline from 2005 to 2020, most recently as Vice President, Clinical Research and Development. She completed her pediatric training at the Children’s Hospital of Philadelphia.

Joined Moderna in May 2020 and in current role since November 2024

James Mock, 48 Chief Financial Officer

Education
•St. Lawrence University, B.A. in economics
Mr. Mock oversees Moderna’s accounting, financial planning and analysis, business development, treasury, real estate, investor relations, internal audit and tax functions.
Before joining Moderna in September 2022, he was employed by PerkinElmer from 2018 to 2022 as Senior Vice President and Chief Financial Officer. Mr. Mock joined PerkinElmer from General Electric, where he served in a number of positions between 1999 and 2018, most recently as Vice President, Corporate Audit Staff.

Joined Moderna and in current role since September 2022

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PROPOSAL 2

Non-binding Advisory Vote to Approve the Compensation of Our Named Executive Officers
Our Board of Directors is committed to excellence in governance. Consistent with good governance practices and the requirements of the Dodd-Frank Act, shareholders have the opportunity to approve, on a non-binding, advisory basis, the compensation of Moderna’s named executive officers. This is commonly known as a “say on pay” proposal.
The say on pay proposal is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies, and practices discussed in this proxy statement. The compensation of our named executive officers is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in these disclosures, we believe that our compensation policies and decisions are based on principles that reflect a “pay-for-performance” philosophy and are strongly aligned with our shareholders’ interests and consistent with current market practices. Our executive compensation program is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.
We are asking our shareholders to vote for the following resolution:
“RESOLVED, that the Company’s shareholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Before you vote, we recommend that you read the Executive Compensation section that follows for complete information on our executive compensation programs and philosophy.
This vote is advisory, and therefore not binding on Moderna, the Board of Directors, or the Compensation and Talent Committee. However, our Board of Directors and Compensation and Talent Committee value your opinion and intend to consider the outcome of the vote when making compensation decisions in the future.
Vote Required
This non-binding, advisory proposal will be approved if it receives an affirmative vote of a majority of the votes properly cast. If you ABSTAIN from voting on Proposal No. 2, the abstention will have no effect on the results of this vote.

The Board of Directors recommends a vote “FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s Named Executive Officers.

42	Moderna	2025 Proxy statement

Letter from the Compensation and Talent Committee
Dear Fellow Shareholders,
Moderna’s journey over the last several years has demonstrated the incredible potential of the Company’s platform, while highlighting the challenges of launching a new commercial business. As most investors know well, the Company developed and delivered one of the earliest and most effective vaccines, Spikevax, to combat the COVID-19 pandemic. This success allowed Moderna to rapidly expand its development pipeline, such that today the Company boasts two approved products and eleven late-stage programs. However, the rapid success Moderna experienced during the pandemic came with the challenge of sustaining momentum in a post-pandemic world. As the Company has transitioned from an emergency response-driven business to a sustainable commercial model, it has faced significant headwinds—requiring Moderna to adapt to new market realities, recalibrate its commercial strategy, and pace the development of its pipeline.
As we reflect on 2024, we recognize that it has been a year of both meaningful progress and challenges. On the progress front, Moderna:
•Launched mRESVIA, its second approved mRNA product, and achieved key milestones across its late-stage pipeline;
•Reduced cash operating costs by 27%, while prioritizing long-term investments in innovation; and
•Built and rebuilt its business to adapt to external uncertainties, including a highly competitive vaccines market requiring high operational efficiency.
However, Moderna also faced challenges, including:
•Lower than expected sales of its COVID and RSV vaccines, both due to a highly competitive environment in the U.S., lower vaccination rates, and a competitor contract for COVID vaccines in the EU; and
•The need to prioritize the Company’s development programs to focus on those that provide the greatest likelihood of approval and revenue generation in the next few years.
Despite these challenges, we remain confident in Moderna’s long-term trajectory. The Company’s continued investment in pipeline innovation, operational efficiency, and commercial execution are designed to position the Company for growth. As Moderna advances toward launching multiple new products over the next three years, we believe that the true value of Moderna’s platform will be realized, benefiting both patients and shareholders.
2024 Corporate Performance and Bonus Payouts
The corporate performance scorecard for 2024 resulted in a funding outcome at 102% of target, reflecting both the achievements and challenges faced throughout the year, as discussed in further detail on the following pages. While the corporate factor was 102%, the Committee incorporated individual performance into overall bonus decisions to reflect their commitment to holding executives accountable for performance results and to aligning pay with performance.
•Our CEO, Stéphane Bancel, and CFO, James Mock, received below bonus target payouts (80% of target) reflecting the challenges faced in 2024, particularly the shortfall in our product sales goal, reinforcing the importance of financial planning and adapting our forecasting to the post-pandemic, dynamic market environment. This outcome was one that was proposed by Mr. Bancel and Mr. Mock, and discussed and agreed with the Committee, notwithstanding the higher payout suggested by the scorecard.
•Our President, Stephen Hoge, received an above target payout (130% of target) recognizing the exceptional execution in advancing our pipeline, including filing three products for FDA approval in 2024.
•Our Chief Legal Officer, Shannon Thyme Klinger, received a payout at target (100%), reflecting her strong performance against the Company’s goals in 2024.
Further details on corporate performance and individual bonus decisions are included in the “2024 Corporate Objectives” and “2024 Annual Bonus Determination” sections starting on page 56.
2022–2024 PSU Program Update – 55% Performance Achievement
The 2022-2024 PSU program resulted in a 55% payout, reflecting our commitment to setting ambitious, performance-driven goals in our equity program. These awards were designed to drive pipeline diversification, combination vaccine advancements, global manufacturing expansion (Australia, Canada, and the UK), and digital

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Letter from the Compensation and Talent Committee
capability enhancements. Each of these goals was identified three years ago as key to diversifying our revenues beyond COVID vaccines, and advancing our business model. The first three of these goals were assessed as meeting threshold performance, and the digital goal was met at target. Given both the 55% payout and the stock price decline over the three-year performance period ($149.52 to $30.93), the vested value represented just 11% of the original targeted grant value.
Stock Price Performance
Over the past three years, Moderna’s stock price has faced significant pressure, reflecting both vaccines industry-wide trends and company-specific challenges. Following the unprecedented, early success of Spikevax, Moderna’s stock reached historic highs as investors recognized the critical role our mRNA technology played in combating the global pandemic. However, as the world transitioned to a post-pandemic environment, demand for COVID vaccines has declined, and we entered a period of market recalibration. The transition to a post-pandemic commercial model has been more complex than anticipated, and Moderna’s ability to deliver consistent revenue growth has been impacted by lower than expected vaccination rates, competitive pressures and operational challenges in international markets.
As a Board, we remain committed to the creation of long-term shareholder value. The Company’s continued investment in its late-stage pipeline, focus on operational efficiencies, and disciplined financial management are critical to positioning the Company for future growth.
Special Equity Grants to Retain Key Executives
Our executive compensation program is heavily weighted toward equity, with at least 70% of target total compensation for each executive delivered in stock-based awards. This structure is intended to align leadership incentives with shareholder value creation. However, given the significant stock price decline over the last three years—from $253.98 on December 31, 2021, to $41.58 on December 31, 2024—the program has not delivered its intended value, limiting its effectiveness in retaining and motivating key leaders.
Ms. Klinger joined Moderna as Chief Legal Officer in June 2021 and Mr. Mock joined as Chief Financial Officer in September 2022. Upon joining, each was granted significant equity awards to encourage them to join Moderna (with a target value of $10 million for Ms. Klinger and $6 million for Mr. Mock), reflecting the caliber of these executives and the value they forfeited by leaving their prior employers. Neither of them has exercised a single Moderna stock option or sold any shares acquired from the vesting and settlement of RSUs beyond those withheld for taxes. Yet by early 2024, the retentive value of these equity awards had diminished significantly. This is reflected in the “Outstanding Equity Awards at 2024 Year-End” table on page 72, which demonstrates that as of December 31, 2024, the value of all outstanding equity awards granted prior to 2024 was less than $1 million for each of these executives.
The Committee and Board continue to believe that Mr. Mock and Ms. Klinger are key to delivering on Moderna’s strategy over the next several years and creating long-term shareholder value. To mitigate the potential retention risk for these executives, who otherwise did not have significant value in Moderna equity, the Committee decided to deliver two rounds of special equity awards in 2024 to Mr. Mock and Ms. Klinger:
•February 27, 2024 ($96.20 stock price): These awards, each with a $4 million target value, included a combination of RSUs (which were granted based upon delivery of specific performance goals), stock options, and PSUs, aiming to deliver value in the near term while maintaining long-term alignment. RSUs and PSUs had 1-year quarterly vesting while the stock options vest over a 3-year period.
•December 5, 2024 ($42.94 stock price): As the stock price continued to decline in 2024, later in the year the Committee granted additional special equity awards, each with a $8 million target value, in the form of 100% RSUs, which vest over four years.
Looking Ahead
While we recognize the challenges we have faced, we are confident in the foundation we have built and the opportunities ahead. Moderna remains at the forefront of mRNA science, and we believe that the investments we are making today will drive sustainable shareholder value creation in the years to come.
We value the support of and feedback from our shareholders and remain committed to ongoing engagement. Your feedback is instrumental in shaping our executive compensation approach, and we will continue to take actions that align with our long-term strategic vision while holding ourselves accountable for performance.
On behalf of the Compensation and Talent Committee and the entire Board, I want to thank you for your continued partnership as we work to realize the full potential of Moderna’s platform and deliver meaningful impact for patients and shareholders.
Sincerely,
François Nader, M.D.
Chair, Compensation and Talent Committee

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Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes our executive compensation program and the 2024 compensation for our named executive officers (our NEOs). This Compensation Discussion and Analysis should be read with the compensation tables and related disclosures for our NEOs.
Executive Summary
Moderna is advancing messenger RNA (mRNA) therapeutics and vaccines to deliver the greatest possible impact to people through mRNA medicines. Our mRNA platform builds on continuous advances in basic and applied mRNA science, delivery technology and manufacturing, providing the Company the capability to pursue in parallel a robust pipeline of new development candidates. We are developing medicines across four franchises: respiratory virus vaccines, latent and other virus vaccines, oncology therapeutics and rare disease therapeutics, independently and with strategic collaborators.
2024 was a year that brought considerable challenges for Moderna along with significant advances, particularly for our development pipeline. It was a year of navigating a dynamic global landscape and evolving commercial realities, demanding resilience, innovation and adaptability. Highlights included:
•We became a multi-product company with the approval of mRESVIA, our RSV vaccine for older adults.
•We prioritized the advancement of ten programs across our respiratory, latent, oncology and rare disease franchises, targeting approval by 2027.
•We exercised financial discipline, focused on efficient rebuilding, and leveraged technology to further streamline operations and enhance productivity across our business.
During 2024, we continued to advance our mRNA platform and clinical pipeline while reducing our cash operating costs; however, we did not meet our expectations in terms of commercial execution. The corporate objectives for 2024 were:
1.Execute the COVID business plan.
2.Successfully launch our RSV vaccine.
3.File the flu and flu+COVID combination vaccines.
4.Deliver clinical studies and achieve manufacturing readiness to enable launch for INT.
5.Advance a diversified late-stage pipeline across vaccines and rare disease therapeutics.

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Executive Compensation
6.Expand our early pipeline and advance our science and technology platform.
7.Execute disciplined investments to build the business.
8.Continue to cultivate an environment where we can harness the potential of our people and teams to collectively impact our mission.
In designing our annual corporate objectives, we focus on those shorter-term milestones that we believe will help us move closer to bringing new mRNA medicines to patients. Our Executive Committee members are also granted PSUs with three-year performance periods that maintain focus on our long-term strategy. Stock options help reinforce the long-term orientation of our executives as they generally have a four-year vesting period and expire after ten years, and only convey value if our stock price appreciates. We believe this general design, which focuses on long-term objectives, coupled with an ability to pivot quickly to adapt our compensation plans, positions us to deliver for patients and shareholders.
Corporate Performance Highlights
Our executive compensation program seeks to incentivize and reward strong corporate performance. Highlights of our 2024 corporate performance are set forth below.
Product Sales and Operating Expenses
•The most heavily weighted factor in the assessment of our 2024 performance was product sales for our COVID and RSV vaccines. We achieved net product sales of $3.1 billion for the year. This performance fell short of our internal targets, and resulted in a minimal payout of 3%.
•The second financial component to our scorecard was minimizing operating expenses. Due to our focus on disciplined investments in 2024, we reduced our cash operating expenses by 27% compared to the prior year. Our operating expenses (before cost of sales) of $5.7 billion for 2024 met internal targets. For purposes of this metric, these operating expenses include research and development expense, and selling, general and administrative expense.
Advancing Our Pipeline and Science
We prioritized our research and development portfolio, and advancements included the following:
•Announced four positive Phase 3 data readouts across our respiratory disease programs;
•Filed for approval of our investigational next-generation COVID vaccine, combination flu+COVID vaccine, and an expanded indication for our RSV vaccine to cover high risk adults ages 18 to 59;
•Achieved target enrollment in our Phase 3 study for INT targeting melanoma, and rapidly expanded to other indications;
•Advanced the build out of our manufacturing factory in Marlborough, MA, which will enable the potential commercial launch for INT;
•Advanced therapies for propionic acidemia (PA) and methylmalonic acidemia (MMA), with positive Phase 1/2 PA results and FDA support for a pivotal MMA study in 2025; and
•Filed 5 INDs/CTAs with two novel modalities.

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Overview of Compensation for Our Named Executive Officers
Below is a summary of our NEOs for 2024 and a brief overview of the executive compensation actions for each of these NEOs. The individuals set forth below represent all of our executive officers during 2024 for purposes of Rule 3b-7 of the Securities Exchange Act of 1934, as amended.

Stéphane Bancel, 52 Chief Executive Officer
Performance Assessment:
•Led Moderna’s transition from a pandemic-driven revenue model to a multi-product commercial enterprise, with the launch of mRESVIA, Moderna’s second mRNA product.
•Drove the executive team in advancing our pipeline, continuing to invest in R&D while prioritizing our portfolio and achieving significant cost savings.
•Led our commercial team through a period of transition although product sales fell short of our expectations.
•Oversaw the evolution of our Executive Committee, including the promotion of two senior leaders and expanded roles for others, to advance Moderna to its next stage of development.
Compensation for Mr. Bancel for 2024 was as set forth below.

Salary:
$1,638,000 (4% increase over 2023)
Bonus:
$1,965,600, based on target of 150% of salary, with 80% payout (without factoring in the corporate multiplier), reflecting performance as described above.
Annual Equity Awards(1):
$15,000,000, delivered 50% in stock options and 50% in PSUs (based on 2023 performance)

James Mock, 48 Chief Financial Officer
Performance Assessment:
•Led initiatives that resulted in a 27% reduction in cash operating costs, ensuring disciplined financial management while preserving critical investments in pipeline advancement.
•Successfully oversaw the implementation of Moderna’s new ERP system, improving financial processes, operational efficiency, and scalability to support long-term strategic goals.
•Faced challenges in revenue forecasting and demand planning.
Compensation for Mr. Mock for 2024 was as set forth below.

Salary:
$832,0000 (4% increase over 2023)
Bonus:
$611,021, based on target of 90% of salary, with 82% payout, reflecting 80% individual assessment, as described above.
Annual Equity Awards(1):
$3,500,000, delivered 33% in stock options, 33% in RSUs and 33% in PSUs (based on 2023 performance)
Special Equity Awards(1):
$12,000,000, see page 60 for additional details.

*    Excludes Special Equity Awards.
(1)Amounts shown for equity awards reflect target value, not grant date fair value. See the Summary Compensation Table on page 69.

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Executive Compensation

Stephen Hoge, M.D., 49 President
Performance Assessment:
•Advanced Moderna’s late-stage pipeline, positioning the Company for up to 10 product approvals over the next three years, with four positive respiratory readouts and three BLA filings.
•Accelerated platform innovation to expand mRNA applications, including advancements in INT and novel modalities.
•Supported commercialization readiness for upcoming launches, working closely with commercial and regulatory teams to position Moderna’s next wave of products for market success.
Compensation for Dr. Hoge for 2024 was as set forth below.

Salary:
$1,092,000 (4% increase over 2023)
Bonus:
$1,447,992, based on target of 100% of salary, with 133% payout, reflecting 130% individual assessment, as described above.
Equity Awards(1):
$6,500,000, delivered 33% in stock options, 33% in RSUs and 33% in PSUs (based on 2023 performance)

Shannon Thyme Klinger, 53 Chief Legal Officer and Corporate Secretary
Performance Assessment:
•Led efforts to navigate global regulatory and commercial challenges, supporting the commercialization of new and existing products.
•Successfully led negotiations for key contracts in alignment with delivering cost efficiencies and mitigating litigation risk.
•Led the legal organization in advancing our IP strategy and key litigation matters.
Compensation for Ms. Klinger for 2024 was as set forth below.

Salary:
$832,000 (4% increase over 2023)
Bonus:
$763,776, based on target of 90% of salary, with 102% payout, reflecting 100% individual assessment, as described above.
Equity Awards(1):
$3,500,000, delivered 33% in stock options, 33% in RSUs and 33% in PSUs (based on 2023 performance)
Special Equity Awards(1):
$12,000,000, see page 60 for additional details.

*    Excludes Special Equity Awards.
(1)Amounts shown for equity awards reflect target value, not grant date fair value. See the Summary Compensation Table on page 69.

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Executive Compensation
Overview of Executive Compensation Program
Executive Compensation Philosophy
Our executive compensation program is guided by our overarching philosophy of paying for demonstrable performance and impact. We are focused on our mission to “Deliver the greatest possible impact to people through mRNA medicines.”
We believe that our compensation philosophy helps align our team around executing on our mission, which ultimately leads to greater shareholder value. All full-time employees at Moderna, regardless of their level, receive equity as part of their compensation, aligning them to investors and making them personally invested in our mission. As we continue delivering on the promise of mRNA science, we recognize that our executive compensation programs must also continue to attract and retain a talented team who can help us achieve this mission.
Consistent with this philosophy, we have designed our executive compensation program to achieve the following primary goals:
•Pay for performance by establishing competitive opportunities to incentivize high performance and deliver greater rewards when corporate and individual performance exceed expectations and lower compensation when corporate or individual performance falls short. Performance is measured by financial, operating and strategic performance, return to shareholders and individual contributions.
•Attract, motivate and retain industry-leading talented individuals through well-designed compensation programs that motivate our executives to achieve rigorous corporate objectives that are important to our business and long-term success.
•Establish a competitive rewards program by evaluating the practices of our peers and market data to validate that we are competitive with other companies who compete with us for talent.
•Align the interests of our executives and our shareholders to drive the creation of sustainable long-term value.
•Balance a combination of compensation elements to achieve an appropriate balance between cash and equity awards. The annual cash bonus is intended to motivate individuals to successfully execute on short-term financial and strategic objectives. Equity awards are intended to focus executives on the long-term success of the organization.
Pay for Performance
Pay for performance is a foundational element within Moderna’s compensation program structure. We compare CEO total realizable pay (as defined below) to stock price performance for Moderna and its peers. Our peer group represents companies of comparable size and business as outlined by the criteria on page 54.
We looked at pay and performance alignment over two periods as follows:
•3-Year Analysis (2022-2024): The Company’s total shareholder return (TSR) performance over the three-year period ending December 31, 2024 was the lowest, at the 1st percentile, among peer companies and the total realizable pay for our CEO over the same period was at the 7th percentile.
•5-Year Analysis (2020-2024): The Company’s TSR performance over the five-year period ending December 31, 2024 was the highest, at the 100th percentile, among these peer companies and the total realizable pay for our CEO over the same period was at the 8th percentile.
The three-year analysis shows that realizable pay and TSR performance were well-aligned in the bottom left quadrant. The five-year analysis shows that realizable pay and TSR performance are less aligned, but remain shareholder friendly in the bottom right quadrant, mainly due to the impact of underwater stock options despite TSR ranking at top of the peer group.
CEO Realizable TDC Rank vs. 3-Year TSR Performance Rank

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Executive Compensation
CEO Realizable TDC Rank vs. 5-Year TSR Performance Rank
Realizable Total Direct Compensation (Realizable TDC) is defined as the sum of the following components: actual base salaries, short-term incentive awards, and long-term incentive awards paid over the preceding three- and five-year periods. The value of all in-the-money stock options granted during the preceding three- and five-year period and RSUs and PSUs granted over the preceding three- and five-year periods (reflecting actual performance results or estimated performance based on peer proxy disclosures) are valued as of December 31, 2024.
TSRs are calculated based on the dividend adjusted (as applicable) closing price per share of common stock on the applicable exchange from January 1, 2022 through December 31, 2024 and from January 1, 2020 through December 31, 2024 for the respective periods.
2024 Say on Pay Vote and Shareholder Engagement
In 2024, 91% of shareholders who voted at our Annual Meeting on our “say on pay” proposal supported the pay actions we took in the prior year. We believe this vote signals strong overall support for our pay programs and their general design. Based upon feedback from our investors since the 2024 Annual Meeting, we maintained the weighting in our long-term incentive program for PSUs for our executive team, and otherwise maintained our general program design. Early in 2024, and before the Annual Meeting, we already increased the weighting of PSUs as part of our equity mix in response to investor feedback.
Executive Compensation Program Design
Our executive compensation program is designed to be competitive, and balance our goal of attracting, motivating, rewarding and retaining top-performing executives with our goal of aligning their interests with those of our shareholders. Our Compensation Committee annually evaluates our executive compensation program to ensure that it is consistent with our short-term and long-term goals and the dynamic nature of our business.
Our executive compensation program consists of a mix of compensation elements that balance achievement of our short-term goals with our long-term performance. We provide short-term incentive compensation opportunities in the form of annual cash bonuses, which focus on our achievement of annual corporate goals. We also provide long-term incentive compensation opportunities in the form of equity awards, which, until recent years, consisted primarily of stock options. Due to Moderna’s pre-commercial stage of development until 2020, our equity programs were primarily focused on stock options to provide our team with a strong incentive to pursue growth that would result in stock price appreciation over the long-term.
As the Company has matured, our equity programs have evolved. In 2021, we first introduced PSUs into our equity programs for our Executive Committee members. As further described on page 62 below, these PSUs focused on achieving those goals that the Compensation Committee recognized would be key to our long-term success, including to diversify beyond COVID vaccine product sales.
The PSUs granted in 2022 were designed to drive pipeline diversification, combination vaccine advancements, global manufacturing expansion in Australia, Canada, and the United Kingdom, and digital capability enhancements. The goals for our other classes of PSUs are further described on page 63 below. For the PSUs granted in 2022 and 2023, PSUs represented 25% of the weighting for equity awards to our CEO and other Executive Committee members. The remaining 75% was delivered in the form of stock options for our CEO and stock options (50%) and RSUs (25%) for our other Executive Committee members. Beginning in 2024, PSUs represent 50% of the weighting for equity awards to our CEO (with stock options representing 50%), and one-third of the weighting for equity awards to our other Executive Committee members (with stock options and RSUs each representing one-third).

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Our executive compensation program is also designed to incorporate sound practices for compensation governance as summarized below.

WHAT WE DO

•Maintain an Independent Compensation Committee. The Compensation Committee consists solely of independent directors.

•Retain an Independent Compensation Advisor. The Compensation Committee engages its own advisor to provide information, analysis and advice on executive compensation decisions, independent of management.

•Hold Annual Say-on-Pay Vote. We put our executive compensation to an advisory vote of shareholders annually.

•Deliver Significant At-Risk Compensation. Our executive compensation program is designed so that a significant portion of our executive officers’ compensation is “at risk” based on our corporate and stock performance, to align the interests of our executives and shareholders.

•Use a Pay-for-Performance Philosophy. The majority of our executive officers’ compensation is directly linked to corporate performance and includes a significant long-term equity component, dependent upon our stock price and pipeline development goals.

•Require 10b5-1 Plans. Require our executives to plan sales of Moderna stock in advance through the use of 10b5-1 plans.

•Double-Trigger Change of Control. Our Executive Severance Plan has double-trigger change of control provisions, requiring the termination of employment or resignation for “good reason” within 12 months following a change of control for payments and accelerated vesting of equity awards under the plan.

•Maintain a Clawback Policy. We have a clawback policy applicable to performance-based compensation for our Executive Committee, which would apply in the event of a financial restatement or other improper conduct causing material financial, operational or reputational harm.

•Mitigate Undue Risk-Taking. Employ the use of multiple performance goals and performing annual compensation risk assessments.

WHAT WE DON’T DO

•No Special Health and Welfare Benefits. Our executive officers participate in our health and welfare benefits programs on the same basis as our other employees.

•No Executive Retirement Plans. We do not offer pension or retirement plans to our executive officers that are different from or in addition to those offered to our other employees.

•No Post-Employment Tax Payment Reimbursement. We do not provide any tax reimbursement payments (including “gross-ups”) on any change-in-control or severance payments or benefits.

•No Hedging or Pledging Our Equity Securities. We prohibit our executive officers, the members of our Board and all employees from hedging or pledging our securities.

•No Stock Option Re-Pricing under Current Stock Plan Without Shareholder Approval. Our 2018 Stock Plan does not permit stock options to be repriced to a lower exercise or strike price without the approval of our shareholders.

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Executive Compensation
Governance of Executive Compensation Program
Role of the Compensation Committee and the Board
The Compensation Committee, which is comprised entirely of independent directors, is responsible for discharging our Board of Directors’ responsibilities relating to compensation of our directors and executives, overseeing our overall compensation structure, policies and programs, and reviewing our processes and procedures for the consideration and determination of director and executive compensation. The primary objective of the Compensation Committee is to develop and implement compensation policies and plans to attract and retain key management personnel, motivate management to achieve our corporate goals and strategies, and align the interests of management with the long-term interests of our shareholders. We have not adopted formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation.
Our Compensation Committee has engaged Pay Governance LLC, an independent executive compensation consultant, to provide guidance with respect to the development and implementation of our compensation programs.
Pursuant to our Equity Award Grant Policy, the Compensation Committee has delegated to our CEO, Chief People and Digital Technology Officer and Vice President, Executive Compensation and Equity the authority to approve grants of equity awards, subject to certain parameters, under the 2018 Stock Plan. See “Other Compensation Policies and Practices—Equity Award Grant Policy.”
The Compensation Committee reviews and approves the primary elements of compensation—base salary increases, annual cash bonuses, and annual equity awards—for our NEOs (other than our CEO), as authorized by the Board of Directors pursuant to the Compensation Committee charter. Our Board of Directors reviews and provides final approval for the primary elements of compensation awarded to our CEO after recommendation by the Compensation Committee.
Compensation-Setting Factors
When reviewing and approving, or recommending to the Board of Directors, as applicable, the amount of each compensation element and the target total compensation opportunity for our executive officers, the Compensation Committee considers the following factors:
•our performance during the year, based on business and corporate goals and priorities established by the CEO and the Board;
•each executive officer’s skills, experience and qualifications relative to other similarly situated executives at the companies in our compensation peer group;
•the scope of each executive officer’s role compared to other similarly situated executives at the companies in our peer group;
•the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her department and work as part of a team, all of which reflect our values;
•compensation parity among our executive officers;
•our retention goals;
•the compensation practices of our peer group; and
•our CEO’s recommendations with respect to the compensation of our other executive officers.
These factors provide the framework for compensation decisions for each of our executive officers, including our NEOs. The Compensation Committee and the Board of Directors, as applicable, do not assign relative weights or rankings to these factors, and do not consider any single factor as determinative in the compensation of our executive officers.
Role of Management
In discharging its responsibilities, the Compensation Committee works with management, including our CEO. Our management assists the Compensation Committee by providing information on corporate and individual performance, market compensation data and management’s perspective on compensation matters.
In addition, at the beginning of each year, our CEO generally reviews the performance of our other executive officers based on our achievement of our

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corporate goals and each executive officer’s achievement of his or her departmental and individual goals established for the prior year and his or her overall performance during that year. The Compensation Committee solicits and reviews our CEO’s recommendations for base salary increases, annual cash bonuses, annual equity awards and any other compensation opportunities for our other executive officers, including our other NEOs, and considers our CEO’s recommendations in determining such compensation.
Role of Compensation Consultant
The Compensation Committee engages an external compensation consultant to assist it by providing information, analysis and other advice relating to our executive compensation program. For 2024, the Compensation Committee engaged Pay Governance as its compensation consultant to advise on executive compensation matters including:
•review and analysis of the compensation for our executive officers, including our NEOs, and our Board of Directors;
•assistance on incentive program design and discussion on executive compensation and governance trends;
•review and input on the Executive Compensation section of our Proxy Statement for our 2025 Annual Meeting of Shareholders;
•research, development and review of our compensation peer group; and
•support on other compensation matters as requested throughout the year.
Pay Governance reports directly to the Compensation Committee and to the Compensation Committee chairman. Pay Governance also coordinates with our management for data collection and job matching for our executive officers. Our Compensation Committee charter requires that our compensation consultant is independent of Company management. During 2024, Pay Governance did not provide services to us other than the services to our Compensation Committee described herein. Our Compensation Committee performs an annual assessment of its compensation consultant’s independence to determine whether the consultant is independent and in 2024 determined that Pay Governance is independent pursuant to the Nasdaq listing standards and SEC rules and has determined that no conflict of interest has arisen as a result of the work performed.
Role of Market Data
For purposes of comparing our executive compensation against the competitive market, the Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies. This compensation peer group consists of public biotechnology and pharmaceutical companies against which we may compete for talent and that are similar to us across a number of factors, including market capitalization, stage of development, geographical location and number of employees. The Compensation Committee reviews our compensation peer group at least annually and makes adjustments to our peer group as necessary, taking into account changes in both our business and our peer companies’ businesses. The Compensation Committee also uses market data from our compensation peer group and from the Radford Global Life Sciences Compensation survey as one factor in evaluating whether the compensation for our executive officers is competitive in the market. The Compensation Committee and the Board of Directors, as applicable, also rely on their own knowledge and judgment in evaluating market data and making compensation decisions.
Since becoming a public company in 2018, our Compensation Committee has used our peer group to assist in assessing annual base salary, target bonus and equity awards for our NEOs and other senior level employees. To determine the composition of the peer group for 2024 the Compensation Committee considered the following criteria:
•commercial stage pharmaceutical and biotechnology companies with global revenues, double-digit pipelines and multiple late-stage candidates;
•market capitalization, generally selecting companies with a market capitalization around Moderna’s peer median;
•companies with significant commercial revenues (generally more than $2 billion annually);
•headcount factoring in Moderna’s growing headcount as company grows globally and commercializes; and
•R&D expenditure to provide context for scale of R&D organization and to balance revenue perspective as focus shifts to commercial revenue.

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Based on these factors, the compensation peer group set forth below was adopted in October 2023 and was used in assessing compensation for our executives, including those decisions that were made in February 2024, particularly related to salary and annual equity awards that are described in this proxy statement.

2023-2024 Compensation Peer Group
Alnylam Pharmaceuticals	Bristol-Myers Squibb	Pfizer
Amgen	Gilead Sciences	Regeneron Pharmaceuticals
BeiGene Ltd.	Incyte Corporation	Vertex Pharmaceuticals
Biogen	Jazz Pharmaceuticals
BioMarin Pharmaceutical	Merck
In October 2024, based on ongoing analysis from Pay Governance, the Compensation Committee made updates to the compensation peer group that informed decisions made in February 2025 and that will inform decisions for the rest of the year. Updates were primarily aimed at removing and replacing companies whose market capitalization and future anticipated revenues were more aligned to Moderna on these factors. As a result of this update, Amgen, Gilead Sciences and Pfizer were removed and Neurocrine and Sarepta were added to our compensation peer group.

2024-2025 Compensation Peer Group
Alnylam Pharmaceuticals	Bristol-Myers Squibb	Neurocrine Biosciences +
BeiGene Ltd.	Incyte Corporation	Regeneron Pharmaceuticals
Biogen	Jazz Pharmaceuticals	Sarepta Therapeutics +
BioMarin Pharmaceutical	Merck	Vertex Pharmaceuticals
+    New addition to peer group for 2024-2025.

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Primary Elements of Executive Compensation Program
The primary elements of our executive compensation program are:
•base salary;
•short-term incentive compensation in the form of annual cash bonuses; and
•long-term incentive compensation in the form of annual equity awards.
We do not have a specific policy regarding the percentage allocation between short-term and long-term, or fixed and variable, compensation elements.
Our executive officers, including our NEOs, are also eligible to participate in our standard employee benefit plans, such as our health and welfare benefits plans, our employee stock purchase plan (for which our CEO is not eligible) and our 401(k) Plan on the same basis as our other employees. In addition, as described below, our executive officers, including our NEOs, are entitled to certain change-in-control severance payments and benefits pursuant to our Executive Severance Plan, described herein.
Base Salary
We pay base salaries to our executive officers, including our NEOs, as the fixed portion of their compensation to provide them with a reasonable degree of personal income, and to attract and retain top-performing individuals. At the time of hire, base salaries are determined for our executive officers, including our NEOs, based on the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above. Typically, at the beginning of each year, the Compensation Committee reviews base salaries for our executive officers, including our NEOs, based on such factors to determine if an increase is appropriate. In addition, base salaries may be adjusted in the event of a promotion or significant change in responsibilities.
Salary increases for each of our NEOs were reviewed, approved and took effect in March 2024, and were reflective of cost-of-living adjustments applied across our broader employee base. The actual salaries paid to our NEOs in 2024 are set forth in the “Summary Compensation Table.”

	2023	2024	Percent Change
Stéphane Bancel	$1,575,000	$1,638,000	4.0%
James Mock	800,000	832,000	4.0%
Stephen Hoge, M.D.	1,050,000	1,092,000	4.0%
Shannon Thyme Klinger	800,000	832,000	4.0%
Short-Term Incentive Compensation
Annual Cash Bonuses
We provide short-term incentive compensation opportunities to our executive officers, including our NEOs, in the form of annual cash bonuses to drive our short-term success. Our annual cash bonuses are tied to the achievement of annual corporate and individual performance goals pursuant to the Company’s Senior Executive Cash Incentive Bonus Plan (the Bonus Plan). In addition, our Compensation Committee may grant cash bonuses to the CEO or the other NEOs pursuant to the Bonus Plan based on individual performance during the year.
Corporate and Individual Performance Goals
At the beginning of each year, the Compensation Committee discusses with the CEO the annual corporate performance objectives that are intended to be the most significant drivers of our short-term and long-term success.
In addition, at the beginning of each year, our CEO, in consultation with each of the other executive officers, establishes individual performance goals for each of the other executive officers, including our other NEOs. The individual performance goals are generally designed to align the goals of our executive officers, including our NEOs, and his or her department with the corporate goals. The CEO discusses with the Compensation Committee his overall goals for the year which are in line with the overall corporate objectives but also include individual goals and action plans. The CEO’s goals and performance are ultimately evaluated, and his bonus is approved, by the full Board, with input from the Compensation Committee.
At the beginning of the year after the corporate performance objectives are established, the Compensation Committee, after reviewing management’s self-assessment, evaluates specific achievements that are designed to advance the prior year’s corporate objectives, and our overall success in the prior year, and determines the Company’s total percentage achievement level. Our CEO evaluates the

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other executive officers’, including the other NEOs’, achievement of their prior year’s individual performance goals, and makes recommendations for total percentage achievement level. The Compensation Committee considers our CEO’s recommendations, and independently reviews and approves the total percentage achievement level for each of the other executive officers, including our other NEOs.
Target Annual Bonuses
At the beginning of each year, the Compensation Committee reviews and approves the target annual bonus for each NEO. The Compensation Committee considers the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above, with an emphasis on market data from our compensation peer group for comparable positions while also factoring internal parity. Target annual bonuses represent a specific percentage of annual base salary.
2024 Corporate Objectives
In early 2024, our Compensation Committee set broad based corporate objectives that established the criteria for the funding of our annual bonus plan. These corporate objectives were also designed to inform the more detailed goal setting by individual executive officers and their teams. These goals and objectives were based upon our strategic plan, and focused on the following key objectives:
1.Execute the COVID business plan. To incentivize product sales, while also minimizing operating expenses.
2.Successfully launch our RSV vaccine. To incentivize the approval of our RSV vaccine in major markets.
3.File the flu and flu+COVID combination vaccines. To incentivize filing for approvals of our flu and flu+COVID combination vaccines.
4.Deliver clinical studies and achieve manufacturing readiness to enable launch for INT. To incentivize enrolling patients for clinical studies and preparing for commercial launch of our oncology portfolio.
5.Advance a diversified late-stage pipeline across vaccines and rare disease therapeutics. To incentivize advancing our Phase 1/2 studies for MMA and PA.
6.Expand our early pipeline and advance our science and technology platform. To incentivize delivering pipeline expansions and platform technology improvements.
7.Execute disciplined investments to build the business. To incentivize completion of overseas manufacturing sites to enable commercial sales under multi-year contracts.
8.Continue to cultivate an environment where we can harness the potential of our people and teams to collectively impact our mission. To incentivize actions that would lead to greater employee engagement.
For each of these corporate objectives, our Compensation Committee established criteria for assessing performance in terms of what achievements would be below expectations, meet expectations or exceed expectations, with weighting assigned to each of these objectives as described on the next page. For performance at target for each objective, 100% of the allocable portion of the bonus was payable. For performance below target, but where threshold performance was met, 50% of the allocable portion of the bonus was payable, other than for our product sales and operating expense goals, for which the payout for threshold performance started at 0%. For maximum performance, 200% of the allocable portion of the bonus was payable. These goals are designed to be challenging, but reasonably achievable, at target. Maximum performance against these goals represents exceptional achievement, as evidenced by the fact that only one of the eight was assessed at maximum. For performance against quantitative goals, the Compensation Committee uses linear interpolation to assess performance between threshold, target or maximum. For performance against more qualitative goals with multiple components, the Compensation Committee assigns a value for payout based on its assessment of the relative degree of the objective achieved between threshold, target or maximum.
In February 2025, the Compensation Committee completed its assessment of management’s achievement of these corporate objectives for 2024, and concluded that for these core corporate objectives, management performed at a level that merited funding the bonus pool at 102%.
In making its assessment, the Compensation Committee noted that product sales performance fell significantly short of where the Company expected to perform at the beginning of 2024, albeit above threshold. In terms of operating expenses, the Company’s cost saving and productivity initiatives were effective, and performance was assessed at slightly above target.
For non-financial metrics, the Compensation Committee recognized that the Company continued to advance its pipeline and development programs with very strong results, as reflected on the following page.

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Set forth below is a summary of the scorecard and the Compensation Committee’s assessment of performance. The maximum performance metric for each goal is not disclosed, as these metrics are competitively sensitive, unless above target or maximum performance was achieved, in which case performance is described below.

Corporate Objective	Goal Weight	Performance Metric Goals	Actual Performance	Committee Assessment	Payout

Execute the COVID business plan
•Product Sales		•Threshold: $3.0B (0%) to $3.4B (50%) •Target: $3.8B to $4.4B (100%)	$3.1B in net product sales	Below Target	3%

•Operating Expense (before cost of sales)		•Threshold: $6.4B (0%) to $6.1B (50%) •Target: $5.8B	$5.7B in operating expenses	Above Target	11%

Successfully launch our RSV vaccine		•Threshold: Approval in US •Target: Approval in US and EU	Approval in US, EU and Canada	Above Target	13%

File the flu and flu+COVID combination vaccines		•Threshold: File 1 of 3 vaccines (mRNA-1010, mRNA-1083, mRNA-1283) •Target: File 2 of 3 vaccines	Filed all 3 vaccines for approval	At Maximum	20%

Deliver clinical studies and achieve manufacturing readiness to enable launch for INT		•Threshold: Enroll ** patients in melanoma study; and enroll ** patients across approved non-melanoma studies •Target: Enroll ** patients in melanoma study; enroll ** patients across approved non-melanoma studies; and use Gen 2 process in a clinical study	Enrolled patients in melanoma (max) and non-melanoma studies (target); did not achieve Gen 2 goal	Below Target	8%

Advance a diversified late-stage pipeline across vaccines and rare disease therapeutics		•Threshold: Initiate dosing in MMA pivotal study or PA pivotal study •Target: Initiate dosing in MMA pivotal study and PA pivotal study	Initiated dosing in PA pivotal study, Norovirus Phase 3; MMA pivotal study design agreed	Above Target	13%

Expand our early pipeline and advance our science and technology platform		•Threshold: File 3 INDs/CTAs; and achieve 3 out of 5 Science &Tech (S&T) objectives** •Target: File 4 INDs/CTAs with one novel product concept; and achieve 4 out of 5 S&T objectives**	5 new INDs/CTAs; advanced platform technology	Above Target	15%

Execute disciplined investments to build the business		•Threshold: 1 site (Aus, Can, UK) expected to deliver budgeted (base) 2025 revenue; 2 sites expected to deliver budgeted (high case) 2025 revenue •Target: 2 sites expected to deliver budgeted (base) 2025 revenue; 1 site expected to deliver budgeted (high case) 2025 revenue	All 3 sites on track for deliveries in 2025, consistent with base case	Above Target	15%

Continue to cultivate an environment where we can harness the potential of our people and teams		•Threshold: Engagement survey score of 68 •Target: Engagement survey score of 72	Engagement survey score of 71	Below Target	4%

Final Performance Assessment					102%
**    Not disclosed; competitively sensitive

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Executive Compensation
2024 Annual Bonus Determination
At the beginning of each year, the Compensation Committee reviews the target annual bonuses of our executive officers, including our NEOs. The Compensation Committee considered the factors described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above, particularly market data from the companies in our compensation peer group. For 2024, our Board, acting on the recommendation of the Compensation Committee, maintained the target bonus for our CEO at 150% of salary. The Compensation Committee similarly maintained the target bonus for Dr. Hoge at 100% of salary, and for our other NEOs at 90% of salary. In maintaining these target bonuses, the Board and Compensation Committee noted that targets were consistent with market trends for similarly situated executives, and that the targets provide an enhanced incentive to achieve annual corporate objectives.
In February 2025, the Compensation Committee and Board assessed the performance of individual executives for 2024 and determined that the individual executive officers (other than our CEO) would receive an individual performance bonus factor between 80% to 130%.
In assessing the performance of our CEO, Stéphane Bancel, the Committee and the Board determined that notwithstanding the overall performance against the scorecard of 102%, Mr. Bancel would receive a bonus at 80% of his performance target (without factoring in the corporate multiplier). This decision reflected the challenges we faced in 2024, particularly the shortfall in meeting our product sales goal, reinforcing the importance of financial planning and adapting our forecasting to the post-pandemic, dynamic market environment.
The individual performance factor for each NEO (excluding our CEO) was determined by the Compensation Committee following discussion of the Company’s overall performance. The individual performance factors, when multiplied by the target bonus reflecting achievement of the corporate objective discussed above, resulted in individual bonus payouts as described below. These bonus payouts are reflected under the “Non-Equity Plan Incentive Compensation” column in the 2024 Summary Compensation Table on page 69 below. See the individual performance assessment for each of our NEOs beginning on page 47 above.

Name	2024 Annual Base Salary ($)	2024 Annual Target Bonus (% of salary)	2024 Annual Target Bonus ($)	Corporate Performance Factor (%)	Individual Performance Factor (%)		Actual Cash Bonus ($)
Stéphane Bancel	$1,638,000	150%	$2,457,000	80%	(1)		$1,965,600
James Mock	832,000	90%	748,800	102%		80%	611,021
Stephen Hoge, M.D.	1,092,000	100%	1,092,000	102%		130%	1,447,992
Shannon Thyme Klinger	832,000	90%	748,800	102%		100%	763,776
(1)Reflects a single 80% multiplier for both corporate and individual performance.

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Long-Term Incentive Compensation
The Committee believes that LTI awards are a critical element of compensation that provide a mechanism to align shareholders and executives, and to reinforce behaviors consistent with Moderna’s strategic plan. The value of equity awards is directly related to stock price appreciation over time, which incentivizes our executive officers to achieve long-term corporate goals and create long-term value for our shareholders. Equity awards also help us attract and retain top-performing executive officers in a competitive market.

Long-term incentive vehicle	Standard vesting schedule	Description
Stock Options	•Ratably over four years (25% vesting on first anniversary of grant date, 6.25% over the next 12 quarters)	•Provide strong incentives for our executives to pursue growth that would result in long-term stock price appreciation
Restricted Stock Units (RSUs)	•Ratably over four years (25% vesting on first anniversary of grant date, 6.25% over the next 12 quarters)
•Reward executives for growth in the price of our common stock as additional values are derived from stock price appreciation
•Help build actual stock ownership and are less dilutive to our shareholders than stock options

Performance-based Restricted Stock Units (PSUs)	•Cliff vesting based on performance at the end of three-year performance period
•Reward executives for execution of long-term strategic and financial objectives, while providing a direct link to the creation of sustainable shareholder value and execution of our strategic business plan

2024 Equity Awards
The value of equity awards granted to our executive officers, including our NEOs, is determined by the Compensation Committee based on multiple factors, as described in “Governance of Executive Compensation Program—Compensation-Setting Factors” above. These factors include market data from our compensation peer group, each individual’s performance in the prior year, and each individual’s expected future contributions to the Company. At the beginning of each year, the Compensation Committee evaluates these factors and determines the size of the annual equity awards it deems reasonable and appropriate to support the Company’s long-term objectives and align executive interests with shareholder value creation.
At its February 2024 meeting, the Compensation Committee approved the 2024 annual equity awards for our NEOs. The Board made this determination for our CEO upon the recommendation of the Compensation Committee.
The target equity values below reflect the values approved by the Compensation Committee. The values included in the Summary Compensation and Grants of Plan-Based Awards tables reflect the grant date fair values calculated in accordance with FASB ASC Topic 718, which differ for these equity awards based on the fact that the number of underlying shares granted is calculated based upon a 20-trading day trailing average closing price for our stock immediately before the grant date. Therefore, those accounting values differ from the values included in this table. See “Equity-Related Policies and Practices—Equity Award Grant Policy.”
The equity awards granted to our NEOs in 2024 are set forth in the “Summary Compensation Table” and the “Grants of Plan-Based Awards for Fiscal Year 2024” table beginning on page 69.

Annual Equity Awards Granted on February 27, 2024	Stock Options	RSUs	PSUs	Total Target Value of Equity Award
Stéphane Bancel(1)	$7,500,000	$—	$7,500,000	$15,000,000
James Mock(2)	1,166,667	1,166,667	1,166,667	3,500,000
Stephen Hoge, M.D.(2)	2,166,667	2,166,667	2,166,667	6,500,000
Shannon Thyme Klinger(2)	1,166,667	1,166,667	1,166,667	3,500,000
(1)The annual equity awards mix for the CEO was 50% stock options and 50% PSUs.
(2)The annual equity awards mix for the NEOs other than the CEO was one-third stock options, one-third RSUs and one-third PSUs.

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Special Equity Awards
In addition to the 2024 annual equity awards, the Compensation Committee also approved special equity awards in February 2024 for Mr. Mock and Ms. Klinger to strengthen our ability to retain and motivate these key leaders, particularly in light of the decline in our stock price. These awards were designed to incentivize contributions toward our strategic priorities while reinforcing leadership engagement in driving cost savings and disciplined investments.
Each award, with a $4 million targeted grant date value, consisted of a combination of RSUs, stock options, and PSUs (in the case of Mr. Mock), aiming to deliver value in the near term while maintaining long-term alignment. RSUs and PSUs had 1-year quarterly vesting while the stock options have vesting over a 3-year period. The special equity awards granted to Mr. Mock in February 2024 were made in recognition of efforts to deliver targeted cost savings plans, and for the PSUs, successful implementation of the new enterprise resource planning (ERP) system. For Ms. Klinger, the February 2024 awards were made in recognition of successful renegotiation of arrangements with contract manufacturing organizations to right-size our manufacturing footprint.
As 2024 progressed, demand for COVID vaccines declined, and the Company entered a period of market recalibration. The transition to a post-pandemic commercial model has proven complex, with revenues impacted by lower than expected vaccination rates, competitive pressures and operational challenges in international markets. The continued decline in our stock price significantly impacted the retentive value of prior equity grants to Mr. Mock and Ms. Klinger, with all stock options underwater and the outstanding value of all equity awards for these two executives was below $2 million in value by November 2024. This included equity awards initially granted to Ms. Klinger with a target value of $10 million and to Mr. Mock with a target value of $6 million to compensate for outstanding equity forfeited when they left their prior employers and joined Moderna in June 2021 and September 2022, respectively, as well as all subsequent awards.
In response, at its November 25, 2024 meeting, the Compensation Committee approved special retention equity awards granted in December 2024, in recognition of the criticality of these executives and to ensure stability during a pivotal period. These awards were designed to address the gap between target and realizable equity value, reinforcing executive engagement to drive long-term performance and ensuring the Company remains well-positioned to execute its strategic objectives.
Each award, with an $8 million grant date value, was granted entirely in RSUs vesting over four years, further supporting leadership continuity and long-term value creation.

Special Equity Awards Granted on February 27, 2024	Stock Options(1)	RSUs(2)	PSUs(2)	Total Target Value of Equity Award
James Mock	$3,000,000	$500,000	$500,000	$4,000,000
Shannon Thyme Klinger	3,000,000	1,000,000	—	4,000,000
(1)The stock options vest in two tranches, 50% of the shares subject to the equity award vest on the second anniversary of the grant date and the remaining 50% vest on the third anniversary of the grant date, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.
(2)The shares subject to the equity awards vest in four equal quarterly installments starting in the quarter after grant date, subject to the NEO’s continuous service relationship with the Company through the applicable vesting date. The PSUs granted to Mr. Mock vested at target following the successful implementation of the Company’s upgraded ERP system.

Special Equity Awards Granted December 5, 2024	Stock Options	RSUs(1)	PSUs	Total Target Value of Equity Award
James Mock	$—	$8,000,000	$—	$8,000,000
Shannon Thyme Klinger	—	8,000,000	—	8,000,000
(1)25% of the shares subject to the equity award vest on the first anniversary of the grant date and the remaining 75% vest in 12 equal quarterly installments thereafter, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.

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The charts below illustrate the gap between the aggregate target value as of the grant date and actual outstanding value of equity awards for Mr. Mock and Ms. Klinger as of November 15, 2024, respectively, shortly before the Compensation Committee approved the second award for each of these executives, highlighting the impact of the stock price decline. Since neither executive has exercised a stock option or sold any shares acquired from the vesting and settlement of RSUs (other than those sold to cover withholding taxes) since joining Moderna, these special equity grants were necessary to partially address the shortfall and support leadership retention during this critical period.
James Mock
Shannon Thyme Klinger

Total Value Granted	Vested	Unvested

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Executive Compensation
Determination of 2022 Earned PSUs
We introduced PSUs as part of our compensation program for our Executive Committee in 2021. The PSUs for the 2022-2024 performance period have a three-year performance period and were designed to incentivize advancing our combination vaccines, diversifying beyond respiratory vaccines, completing manufacturing sites in Australia, Canada and the United Kingdom, and enhancing our digital capabilities. At the time the performance goals were adopted, our COVID vaccine was our only approved product, and these goals were focused on diversifying our revenue streams and building out our physical and digital infrastructure. Mr. Bancel, Dr. Hoge and Ms. Klinger were eligible for these PSUs; Mr. Mock was not employed by Moderna when they were granted. The Committee approved a vesting of 55% of target at its February 2025 meeting for the 2022 PSUs. The table below summarizes the goals established for the three-year period along with the Committee’s performance assessment of each goal. The maximum performance metric for each goal is not disclosed, as these metrics are competitively sensitive.

Performance Metric Goals

Performance Metric	Metric Weight	Threshold (50% vesting)	Target (100% vesting)	Maximum (200% vesting)	Actual Performance	Vesting %
Regulatory approval of a pan-respiratory combination vaccine with at least two components (e.g., COVID, flu or RSV)	40%	BLA or equivalent filed in 2024	Licensed in 1+ markets in 2024	Not disclosed; competitively sensitive	Threshold: Filed for mRNA-1083 (flu+COVID) in 2024 in the U.S.	20%
Advance diverse pipeline beyond respiratory vaccines	30%	Proof of concept (POC) data generated in 2+ therapeutic areas (TAs) or 2+ new TAs in Ph1 or beyond	Product Development Committee approval to proceed to pivotal study with 1 therapeutic (for accelerated approval) and 1 Genomics program in Ph1	Not disclosed; competitively sensitive	Threshold: POC data generated in rare metabolic intracellular (PA) and INT	15%
Number of countries with successfully established and certified mRNA facilities among Australia, Canada and UK	20%	At least 1 by end of 2024	At least 2 by end of 2024	Not disclosed; competitively sensitive	Threshold: Canada facility established and certified during 2024	10%
Evaluate digital readiness, demonstrate outcomes resulting from implemented digital initiatives, and execute digital commercial model	10%	Subject to evaluation of the Compensation Committee; final analysis factored in: •OpenAI and Moderna collaboration on AI initiatives, including adoption of >750 GPTs to drive productivity •MAESTRO tool to facilitate rapid mRNA sequence design, optimize manufacturing and accelerate development			Target: For accomplishments mentioned at left	10%
					Total Vesting	55%
Based on the Committee’s approval of the 55% of target achievement, the following PSUs vested on February 12, 2025 for our NEOs that participated in the program:

Name	Number of PSUs Granted at Target	Grant Date Value(1)	Vesting Percentage	Earned Number of PSUs	Value at Vest(2)
Stéphane Bancel	24,058	$3,597,152	55%	13,233	$409,297
Stephen Hoge, M.D.	10,425	1,558,746	55%	5,734	177,353
Shannon Thyme Klinger	3,721	556,364	55%	2,047	63,314
(1)Values represent grant date fair values calculated in accordance with FASB ASC Topic 718.
(2)The value realized upon the vesting is calculated based on the closing market price of a share of our common stock on the date prior to the date of vesting.

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Outstanding PSU Awards
The table below summarizes the PSU awards that were granted to our NEOs in 2023, 2024 and 2025 that remain outstanding as of the date of this Proxy Statement, including an overview of the pre-established performance metrics for each award.

Grant Year	2023	2024	2025	2026	2027

2023	Key Metrics: •Obtaining approvals for respiratory disease programs and growing our U.S. market share •Advancing our individualized neoantigen therapy (INT)

2024		Key Metrics: •Delivering on key externally communicated financial goals through 2026 •Executing on our late-stage pipeline beyond respiratory

2025			Key Metrics: •Maintaining cash balances over the performance period •Obtaining new product approvals in key markets

The inclusion of long-term financial metrics into our PSUs for the first time in 2024 reflects our ongoing evolution and increased visibility into financial performance over a multi-year period as a commercial company, particularly as we execute on the anticipated launch of additional respiratory products. We also remain focused on expanding and diversifying our portfolio into non-respiratory therapeutic areas to drive long-term shareholder value.
Other Employee Benefits & Perquisites
Health and Welfare Benefits
Our executive officers, including our NEOs, are eligible to participate in the same employee benefit plans that are generally available to all regular employees. These benefit plans include medical, dental, and life and disability insurance plans, as well as well-being and time off programs. We sponsor a portion of the premiums for health, life and disability insurance.
2018 Employee Stock Purchase Plan
Our executive officers, including our NEOs (other than Mr. Bancel), are eligible to participate in our 2018 Employee Stock Purchase Plan (the ESPP) on the same basis as our other full-time U.S. employees. The ESPP is a broad-based stock ownership program that permits eligible employees to set aside a portion of their compensation generally during two offering periods each year and use such contributions to purchase shares of our common stock at a purchase price equal to 85% of the lower of the fair market value of the shares on the first business day of the offering period or the last business day of the purchase period. During 2024, Ms. Klinger was the only NEO that participated in the ESPP.
401(k) Savings Plan
We maintain a 401(k) plan that is tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the Code), and is tax-exempt under Section 501(a) of the Code. Plan participants can defer eligible compensation subject to applicable Code limits. We provide a matching contribution of up to 4.5%, with a dollar-for-dollar match on the first 3% of employee contributions and a 50% match on the next 3% of compensation. All contributions are fully vested immediately upon deposit. As a tax-qualified retirement plan, employee contributions and any investment earnings grow tax-deferred until distributed. Additionally, participants have the option to make contributions on a Roth basis, allowing for after-tax contributions to the Plan with the potential for tax-free withdrawals in retirement.

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Executive Compensation
Limited Perquisites
We provided limited perquisites to our NEOs in 2024, consisting primarily of security services for our CEO. Our executives otherwise receive those benefits that are provided to other regular U.S. employees.
In response to the increased profile of our Company and
our executives as we pursued the development of our COVID vaccine, beginning in 2020, the Company authorized the provision of personal and home security services to certain of our executives, including some of the NEOs. These services continued into 2024 for our CEO in response to the ongoing, heightened risk environment.
Employment Arrangements with our NEOs
Employment Offer Letters and Non-Compete, Non-Solicitation and Confidentiality Agreements
We generally enter into employment offer letters with new hires, including each of our NEOs when they joined the Company. These offer letters set forth the basic terms and conditions of their employment, including initial base salary, initial equity awards, eligibility to participate in our standard employee benefits plans, the at-will employment relationship and, in certain cases, a one-time signing bonus and relocation benefits. These offer letters also require that each NEO execute our standard employee confidentiality and assignment agreement. Each of our NEOs is subject to our standard non-competition, non-solicitation, confidentiality, and assignment agreement, which provides for a perpetual post-termination confidentiality covenant as well as post-termination non-competition and non-solicitation of customers, employees, and consultants covenants for one year following termination.
Executive Severance Plan
We believe that the severance payments and benefits provided under our Amended and Restated Executive Severance Plan (Executive Severance Plan) are appropriate in light of the post-employment compensation protections available to similarly situated executive officers at companies in our compensation peer group and are an important component of each executive officer’s overall compensation as they help us to attract and retain our key executives who could have other job alternatives that may appear to them to be more attractive absent these protections.
In addition, we believe it is appropriate to provide enhanced severance benefits in connection with certain employment terminations occurring in connection with a change in control in order to encourage our executive officers to remain employed with us during an important time when their prospects for continued employment following the transaction are often uncertain. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing potential corporate transactions that are in the best interests of our shareholders regardless of whether those transactions may result in their own job loss. All of our NEOs are eligible for the Executive Severance Plan. Separate from the Executive Severance Plan, our NEOs are also covered by the Company’s guidelines regarding involuntary terminations, which provide for accelerated vesting of 15% of any outstanding and unvested time-based awards if termination occurs following the first anniversary of the new hire grant date.
Termination not in connection with a change in control
The Executive Severance Plan provides that upon a termination of employment by us other than for “Cause,” death, or “Disability,” or upon a resignation by an eligible participant for “Good Reason” (in each case, as defined in the Executive Severance Plan), in either case outside of the “change in control period” (i.e., the period beginning on the date of a “change in control” (as defined in the Executive Severance Plan) and ending on the one-year anniversary of the change in control), the participant will be entitled to receive, subject to the execution and delivery of a separation agreement and release containing, among other provisions, an effective release of claims in favor of the Company and reaffirmation of the “restrictive covenants agreement” (as defined in the Executive Severance Plan):
(i)a severance amount equal to 12 months of the participant’s annual base salary in effect immediately prior to such termination, payable over 12 months in the form of salary continuation,
(ii)an amount equal to the participant’s annual target bonus in effect immediately prior to such termination, payable over 12 months, and
(iii)up to 12 monthly cash payments equal to the monthly employer contribution that we would have made to provide health insurance for the applicable participant if he or she had remained employed by us, based on the premiums as of the date of termination.

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Termination in connection with a change in control
The Executive Severance Plan also provides that upon a termination of employment by us other than for Cause, death, or Disability or upon a resignation by an eligible participant for “Good Reason,” in either case within the change in control period, the participant will be entitled to receive, in lieu of the payments and benefits described above and subject to the execution and delivery of a separation agreement containing, among other provisions, an effective release of claims in favor of the Company and reaffirmation of the restrictive covenants agreement:
(i)a lump sum payment equal to 150% of the participant’s annual base salary in effect immediately prior to such termination (or the participant’s annual base salary in effect immediately prior to the change in control, if higher) paid in a cash lump sum as severance pay,
(ii)a lump sum payment equal to 150% of the participant’s annual target bonus for the year such termination takes place (or the participant’s annual target bonus in effect immediately prior to the change in control, if higher) (the Applicable Bonus),
(iii)a lump sum payment equal to (A) the participant’s Applicable Bonus multiplied by (B) a fraction with a numerator equal to the number of full weeks elapsed in the then-current fiscal year prior to the date of termination and with a denominator equal to 52,
(iv)a lump sum amount equal to the monthly employer contribution that we would have made to provide health insurance for the participant if he or she had remained employed by us for 18 months following the date of termination, based on the premiums as of the date of termination,
(v)for all outstanding and unvested equity awards of the Company that are subject to time-based vesting held by the named executive officer, full accelerated vesting of such awards, and
(vi)for any performance-based equity awards, pro-rated acceleration based on the better of target and actual performance against the performance metrics.
The payments and benefits provided under the Executive Severance Plan in connection with a change in control may not be eligible for a federal income tax deduction by us pursuant to Section 280G of the Code. These payments and benefits may also subject an eligible participant, including the named executive officers, to an excise tax under Section 4999 of the Code. If the payments or benefits payable to an eligible participant in connection with a change in control would be subject to the excise tax imposed under Section 4999 of the Code, then those payments or benefits will be reduced if such reduction would result in a greater net after-tax benefit to the applicable participant.
Equity-Related Policies and Practices
Equity Award Grant Policy
We have adopted an Equity Award Grant Policy that sets forth the process and timing for us to follow when we grant equity awards for shares of our common stock to our employees, including our executive officers, advisors or consultants pursuant to any of our equity compensation plans. Pursuant to the policy, all grants of equity awards must be approved in advance by our Board of Directors, the Compensation Committee or, subject to the delegation requirements in the policy, our CEO, Chief People and Digital Technology Officer, or Vice President, Executive Compensation and Equity. The equity award granting authority delegated to these officers applies to employees at the senior vice president level and below and to equity awards within the specific ranges set forth in the policy. All equity awards for our Executive Committee members must be approved by the Compensation Committee or the full Board.
Generally, equity awards are granted on the following regularly scheduled basis as set forth in the policy:
•Equity awards granted in connection with the hiring of a new employee are generally awarded on the fifth day of the month immediately following the month during which each new employee is hired.
•Equity awards granted by our Board or the Compensation Committee in connection with the promotion of an existing employee or the engagement of a new consultant are effective on the date of approval by our Board or the Compensation Committee, as applicable, or such later date as specified in such approval. Our Board and the Compensation Committee retain the discretion to grant equity awards at other times to the extent appropriate in light of the circumstances of such awards.

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•Equity awards granted to existing employees (other than in connection with a promotion) will generally be granted, if at all, on an annual basis, including an annual award to all employees that is, beginning in 2025, granted on the later of (i) March 1st, and (ii) the end of the second trading day following the filing of our Annual Report on Form 10-K with the SEC (before 2025, annual awards were generally granted at the end of the second trading day following the filing of our 10-K); additional grants for high-performing employees may be granted to certain employees at other times during the year.
Our Board and Compensation Committee carefully review any potential material nonpublic information before granting any equity awards, other than awards that we grant on a predetermined schedule. We do not time our equity award grants either to take advantage of a depressed stock price, or an anticipated increase in stock price, and we have limited the amount of discretion that can be exercised in connection with the timing of equity award grants. We also do not time the release of material nonpublic information based on equity award grant dates.
In addition, the Equity Award Grant Policy sets forth the way our equity awards will be priced. If the grant of RSUs is denominated in dollars, the number of shares subject to each RSU award will be determined by dividing the value of such award by the average closing market price on the Nasdaq Global Select Market of a share of our common stock over the preceding 20 trading days, up to and including the last trading day immediately preceding the effective date of grant (the 20-trading day trailing average price), and if the grant of an option is denominated in dollars, the number of shares subject to such option will be determined by dividing the value of such award by the product of (i) the 20-trading day trailing average price and (ii) the Black-Scholes ratio, which is calculated using the Black-Scholes value of an option on the grant date divided by the closing market price on the Nasdaq Global Select Market of a share of our common stock on the effective date of grant. The per share exercise price of all stock options will be at least equal to the closing market price on the Nasdaq Global Select Market of a share of our common stock on the effective date of grant.
Non-Employee Director and Executive Officer Stock Ownership Policy
In 2019, the Compensation Committee adopted a Stock Ownership Policy, which was subsequently amended in February 2021. As amended, the Stock Ownership Policy requires that by the fifth anniversary of the original effectiveness date of the policy
(i.e., December 31, 2024), or December 31st following the fifth anniversary of an individual becoming subject to the policy (whichever is later), that individual is required to hold a number of shares of Moderna stock equivalent in value to a multiple of the individual’s salary or, in the case of directors, their annual cash retainer, as follows:
•CEO: 7 times annual salary
•President: 6 times annual salary
•Other Executive Committee members: 3 times annual salary
•Non-employee Directors: 6 times annual cash retainer
In February 2021, the Stock Ownership Policy was revised by the Compensation Committee to provide that only owned shares would count toward satisfaction of the ownership requirement, eliminating credit previously granted for the value of vested but unexercised stock options. Until the requirements are met, covered individuals who were subject to the policy as of December 31, 2020 are required to hold 100% of any stock underlying vested RSU awards until the requirements are met, and individuals who are first subject to the policy on or after January 1, 2021 are required to hold 50% of any stock underlying vested RSU awards until the requirements are met.
As of December 31, 2024 each of Mr. Bancel and Dr. Hoge owned more than the required amount of Moderna stock.
Clawback Policy
In February 2021, our Board of Directors adopted a clawback policy applicable to all performance-based compensation granted to members of our Executive Committee, beginning in 2021. The policy grants the Board or Compensation Committee discretion to recoup any performance-based compensation paid in excess of what otherwise should have been delivered due to the Executive Committee member’s misconduct that resulted in a financial restatement. In addition, the policy grants the Board or Compensation Committee discretion to recoup performance-based compensation in the event that an Executive Committee member’s detrimental conduct causes material financial, operational or reputational harm to the Company.
In May 2023, our clawback policy was revised to reflect updated listing standard rules from Nasdaq and to require that the Company seek a clawback of any excess performance-based compensation that was paid to our Executive Committee due to an error or misstatement in our financial statements, regardless of fault or misconduct, other than in limited circumstances.

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Insider Trading Policy
We have adopted an Insider Trading Policy and implemented procedures governing the purchase, sale and other dispositions of Moderna securities by directors, officers and employees, and the company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards.
Our Insider Trading Policy further prohibits our employees (including our executive officers) and our directors from engaging in the following transactions:
•selling any Moderna securities that they do not own at the time of the sale (a “short sale”);
•buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any Moderna securities or an opportunity, direct or indirect, to profit from any change in the value of Moderna securities or engaging in any other hedging transaction with respect to Moderna securities at any time;
•borrowing against Moderna securities held in a margin account; and
•pledging Moderna securities as collateral for a loan (or modifying an existing pledge).
As of the date of this Proxy Statement, none of our NEOs had previously sought or obtained approval from the Compensation Committee to engage in any hedging or pledging transaction involving our securities.
Other Compensation Policies and Practices
Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code (Section 162(m)) disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers. Subject to certain transition rules which apply to remuneration provided pursuant to written binding contracts which were in effect on November 2, 2017, and which are not subsequently modified in any material respect and certain transition relief for newly public companies, for taxable years beginning after December 31, 2017, the exemption from the deduction limit for “performance-based compensation” is no longer available. Consequently, for fiscal years beginning after December 31, 2017, all remuneration in excess of $1 million paid to a specified executive will not be deductible unless it qualifies for the transition relief described above.
In designing our executive compensation program and determining the compensation of our executive officers, including our NEOs, the Compensation Committee considers a variety of factors, including the potential impact of the Section 162(m) deduction limit. However, the Compensation Committee will not necessarily limit executive compensation to that which is or may be deductible under Section 162(m). The deductibility of some types of compensation depends upon the timing of an executive officer’s vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws, and other factors beyond the Compensation Committee’s control also affect the deductibility of compensation. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent consistent with its compensation goals.
To maintain flexibility to compensate our executive officers in a manner designed to promote our short-term and long-term corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee believes that our shareholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted in order to allow such compensation to be consistent with the goals of our executive compensation program, even though some compensation awards may result in non-deductible compensation expense.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (FASB ASC Topic 718) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of our Board of Directors, including stock options to purchase shares of our common stock and

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other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.
Taxation of “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change in control of the company that exceeds certain prescribed limits, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax. We have not agreed to provide any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that the executive officer might owe as a result of the application of Sections 280G or 4999 of the Code.
Section 409A of the Internal Revenue Code
Section 409A of the Code imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not satisfy the requirements of Section 409A of the Code. Although we do not maintain a traditional nonqualified deferred compensation plan, Section 409A of the Code does apply to certain severance arrangements, bonus arrangements and equity awards. We structure all our severance arrangements, bonus arrangements and equity awards in a manner to either avoid the application of Section 409A or, to the extent doing so is not possible, to comply with the applicable requirements of Section 409A of the Code.

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Executive Compensation Tables
2024 Summary Compensation Table
The following table provides information regarding the total compensation awarded to, earned by, and paid to our NEOs for services rendered to us for the years set forth below.

Name and Principal Position(1)	Year	Salary	Non-Equity Plan Incentive Compensation	Bonus	Stock Awards(2)	Option Awards(2)	All Other Compensation	Total
Stéphane Bancel Chief Executive Officer	2024	$1,625,885	$1,965,600	$—	$7,654,730	$7,654,752	$975,213	$19,876,180
	2023	1,563,462	1,913,625	—	3,129,194	9,387,713	1,074,520	17,068,514
	2022	1,423,077	2,700,000	—	3,597,152	10,791,857	851,562	19,363,648
James Mock Chief Financial Officer	2024	826,200	611,021		11,507,221	4,252,615	15,525	17,212,582
	2023	792,308	583,200	—	1,460,282	1,460,295	21,100	4,317,185
	2022	227,885	259,644	1,000,000	2,919,660	2,919,680	4,327	7,331,196
Stephen Hoge, M.D. President	2024	1,083,923	1,447,992	—	4,422,698	2,211,340	15,525	9,181,478
	2023	1,042,308	850,500	—	2,711,792	2,711,966	22,600	7,339,166
	2022	953,846	1,440,000	—	3,117,492	3,117,579	17,735	8,646,652
Shannon Thyme Klinger Chief Legal Officer and Corporate Secretary	2024	829,468	763,776	—	11,507,317	4,252,615	15,525	17,368,701
	2023	784,616	583,200	—	1,460,282	1,460,295	24,103	4,312,496
	2022	692,590	756,000	—	1,112,728	1,112,705	47,173	3,721,196
(1)Mr. Mock was hired on September 6, 2022; Ms. Klinger was not an NEO for 2022.
(2)The amounts reported represent the aggregate grant date fair value of the RSUs, PSUs and stock options, respectively, awarded to our NEOs in the year ended December 31, 2024, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the equity awards reported in these columns are set forth in Note 12 to our Consolidated Financial Statements for the year ended December 31, 2024 included in our Annual Report. The amounts reported in these columns reflect the grant date fair value for each award, and, together, differ from the targeted amounts for these grants, due to the fact that a 20-trading day trailing average closing price convention is used for calculating the number of RSUs, PSUs and stock options granted. The grant date fair value of the PSUs is based on probable achievement of the performance metrics (i.e., at target). The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the NEO upon the exercise of the stock options or any sale of the underlying shares of common stock.
Salary
Amounts represent the actual amount of base salary paid for each NEO during the applicable year. NEOs and other employees are generally assessed for potential salary increases at the beginning of each year. Four percent salary increases for each of our NEOs were approved and took effect in March 2024 as follows: Mr. Bancel to $1,638,000, Dr. Hoge to $1,092,000, Mr. Mock to $832,000; and Ms. Klinger to $832,000. Salary increases were reflective of cost-of-living adjustments applied across our broader employee base.
Non-Equity Plan Incentive Compensation
The amounts reported represent annual bonuses earned by our NEOs for services during the applicable year, based on the achievement of Company and individual performance objectives. Target bonuses for our NEOs are set as a percentage of annual salary, and for 2024 were maintained at 150% of salary for our CEO, 100% of salary for our President, and 90% of salary for our other NEOs. For more information, see “Short-Term Incentive Compensation” above.
Bonus
For Mr. Mock in 2022, the bonus represents the amount received as a signing bonus in connection with his hiring.
Stock Awards
The amount reported represents the aggregate grant date fair value of RSUs and PSUs awarded to the NEOs, calculated in accordance with FASB ASC Topic 718. Such grant date fair value does not take into account any

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estimated forfeitures. The assumptions used in calculating the grant date fair value of the RSUs and PSUs reported in this column are set forth in Note 12 to our Consolidated Financial Statements for the year ended December 31, 2024 included in our Annual Report. The amount reported in this column reflects the accounting cost for these equity awards and does not correspond to the actual economic value that may be received by the applicable NEO upon the vesting/settlement of the RSUs and PSUs or any sale of the underlying shares of common stock. The grant date fair value of the 2024 PSUs, calculated in accordance with FASB ASC Topic 718, assuming maximum achievement of the applicable performance metrics, are as follows: Mr. Bancel—$15,309,460; Dr. Hoge—$4,422,699; Mr. Mock and Ms. Klinger—$2,381,335.
The amount reported for 2024 also includes special equity awards that were granted to Mr. Mock and Ms. Klinger, as further described under the heading “Special Equity Awards” above on page 60.
Option Awards
The amounts reported represent the aggregate grant date fair value of the stock options awarded to the NEOs during the applicable year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 12 to our Consolidated Financial Statements for the year ended December 31, 2024 included in our Annual Report. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs upon the exercise of the stock options or any sale of the underlying shares of common stock.
All Other Compensation
The amounts set forth below provide a detailed breakdown of the 2024 amounts reported above for All Other Compensation. These amounts consist of the following:
•401(k) Match: Represents matching contributions to the 401(k) account for the named executive officer.
•Security Costs: Represents incremental costs borne by the Company for the provision of security services to the NEOs or members of their household in response to a heightened threat environment.

Name	401(k) Match	Security Costs	Total
Stéphane Bancel	$15,525	$959,688	$975,213
James Mock	15,525	—	15,525
Stephen Hoge, M.D.	15,525	—	15,525
Shannon Thyme Klinger	15,525	—	15,525

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Grants of Plan-Based Awards for Fiscal Year 2024
The following table—also known as the Grants of Plan-Based Awards Table—sets forth the individual award, including stock options, RSUs and PSUs, made to each of our NEOs during 2024. For a description of the types of awards indicated below, please see our “Compensation Discussion and Analysis” above.

Name	Grant Date(1)	Award Type	Estimated Future Payouts Under Performance Share Units (#)(2)			Restricted Stock Units (#)(3)	Stock Options (#)(4)	Stock Option Exercise Price(5)	Grant Date Fair Value of Awards(6)
			Threshold	Target	Maximum
Stéphane Bancel	February 27, 2024	Annual Equity					151,943	$96.20	$7,654,752
	February 27, 2024	Annual Equity	39,785	79,571	159,142				7,654,730
James Mock	February 27, 2024	Annual Equity					23,635	96.20	1,190,710
	February 27, 2024	Special Equity					60,216	96.20	3,061,905
	February 27, 2024	Annual Equity				12,377			1,190,667
	February 27, 2024	Special Equity				5,304			510,245
	February 27, 2024	Annual Equity	6,188	12,377	24,754				1,190,667
	February 27, 2024	Special Equity		5,304					510,245
	December 5, 2024	Special Equity				188,761			8,105,397
Stephen Hoge, M.D.	February 27, 2024	Annual Equity					43,894	96.20	2,211,340
	February 27, 2024	Annual Equity				22,987			2,211,349
	February 27, 2024	Annual Equity	11,493	22,987	45,974				2,211,349
Shannon Thyme Klinger	February 27, 2024	Annual Equity					23,635	96.20	1,190,710
	February 27, 2024	Special Equity					60,216	96.20	3,061,905
	February 27, 2024	Annual Equity				12,377			1,190,667
	February 27, 2024	Special Equity				10,609			1,020,586
	February 27, 2024	Annual Equity	6,188	12,377	24,754				1,190,667
	December 5, 2024	Special Equity				188,761			8,105,397
(1)All annual equity grants and special equity awards with a grant date of February 27, 2024 were approved by the Compensation Committee on February 14, 2024, for annual stock option, RSU and PSU grants (the second trading day following the filing of our Annual Report 10-K with the SEC). The special equity awards granted to Mr. Mock and Ms. Klinger with a grant date of December 5, 2024 were approved by the Compensation Committee on November 25, 2024.
(2)Each PSU granted as an Annual Equity Award is subject to vesting upon a determination by the Compensation Committee that the goals thereunder have been met. This determination is expected to be made within two-and-a-half months of the conclusion of the performance period, which ends on December 31, 2026. For the 5,304 PSUs issued to Mr. Mock on February 27, 2024, a determination was made that these PSUs would vest at target, and the first tranche vested on May 31, 2024.
(3)Each RSU is subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2024 Year-End” table below.
(4)Each stock option is subject to time-based vesting, as described in the footnotes to the “Outstanding Equity Awards at 2024 Year-End” table below.
(5)Based upon the closing price of our common stock as reported on the Nasdaq Global Select Market on the date of grant.
(6)The amounts reported represent the aggregate grant date fair value of the stock options, RSUs and PSUs, as applicable, awarded to the NEOs during 2024, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options, RSUs and PSUs, as applicable, reported in this column are set forth in Note 12 to our Consolidated Financial Statements for the year ended December 31, 2024 included in our Annual Report. The amounts reported in this column reflect the aggregate accounting cost for these equity awards, and do not correspond to the actual economic value that may be received by the NEOs upon the exercise of the stock options, the vesting/settlement of the RSUs or PSUs or any sale of the underlying shares of common stock. The grant date fair value of PSUs is based on probable achievement of the performance metrics (i.e., at target).

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Outstanding Equity Awards at 2024 Year-end
The table below sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2024.

Name	Grant Date(1)	Award Type	First Vesting Date	Number Exercisable/ Vested		Number Unexercisable/ Unvested		Option Exercise Price	Option Expiration Date	Market Value(2)
Stéphane Bancel	2/23/2016	Options	2/23/2017	688,073	(3)	—		$10.90	2/23/2026	$21,110,080
	8/10/2016	Options	8/10/2016	558,394	(3)	—		19.15	8/10/2026	12,524,777
	8/10/2016	Options	8/10/2016	193,321	(3)	—		19.15	8/10/2026	4,336,190
	2/23/2017	Options	2/22/2018	642,201	(3)	—		12.21	2/23/2027	18,861,443
	2/28/2018	Options	2/27/2019	917,431	(3)	—		14.22	2/28/2028	25,100,912
	12/6/2018	Options	6/13/2020	4,587,155	(3)	—		23.00	12/6/2028	85,229,340
	3/8/2019	Options	3/8/2020	593,592	(3)	—		20.93	3/8/2029	12,257,675
	2/28/2020	Options	2/28/2021	644,480	(3)	—		25.93	2/28/2030	10,086,112
	2/9/2021	Options	2/9/2022	135,098	(4)	9,007	(4)	179.52	2/9/2031	0
	3/1/2022	PSUs		—		24,058	(5)	—		1,000,332
	3/1/2022	Options	3/1/2023	100,625	(4)	45,739	(4)	149.52	3/1/2032	0
	2/28/2023	PSUs		—		22,543	(5)	—		937,338
	2/28/2023	Options	2/28/2024	56,362	(4)	72,468	(4)	138.81	2/28/2033	0
	2/27/2024	PSUs		—		79,571	(5)	—		3,308,562
	2/27/2024	Options	2/27/2025	—		151,943	(4)	96.20	2/27/2034	0
										194,752,761
James Mock	10/5/2022	Options	10/5/2023	21,938	(4)	21,938	(4)	125.62	10/5/2032	0
	10/5/2022	RSUs	10/5/2023	—		11,622	(4)	—		483,243
	2/28/2023	Options	2/28/2024	8,767	(4)	11,273	(4)	138.81	2/28/2033	0
	2/28/2023	RSUs	2/28/2024	—		2,959	(4)	—		123,035
	2/28/2023	PSUs		—		5,260	(5)	—		218,711
	2/27/2024	Options	2/27/2025	—		23,635	(4)	96.20	2/27/2034	0
	2/27/2024	Options	2/27/2026	—		60,216	(6)	96.20	2/27/2034	0
	2/27/2024	RSUs	2/27/2025	—		12,377	(4)	—		514,636
	2/27/2024	RSUs	5/27/2024	—		1,326	(7)	—		55,135
	2/27/2024	PSUs		—		12,377	(5)	—		514,636
	2/27/2024	PSUs	5/31/2024	—		1,326	(8)	—		55,135
	12/5/2024	RSUs	12/5/2025	—		188,761	(4)	—		7,848,682
										9,813,213
Stephen Hoge, M.D.	8/10/2016	Options	8/10/2016	223,357	(3)	—		19.15	8/10/2026	5,009,898
	8/10/2016	Options	8/10/2016	96,660	(3)	—		19.15	8/10/2026	2,168,084
	2/23/2017	Options	2/22/2018	458,715	(3)	—		12.21	2/23/2027	13,472,460
	10/3/2017	Options	10/3/2018	1,834,862	(3)	—		12.21	10/3/2027	53,889,897
	2/28/2018	Options	2/27/2019	412,844	(3)	—		14.22	2/28/2028	11,295,412
	3/8/2019	Options	3/8/2020	339,195	(3)	—		20.93	3/8/2029	7,004,377
	2/28/2020	Options	2/28/2021	214,826	(3)	—		25.93	2/28/2030	3,362,027
	2/9/2021	Options	2/9/2022	36,026	(4)	2,402	(4)	179.52	2/9/2031	0
	2/9/2021	RSUs	2/6/2022	—		523	(4)	—		21,746
	3/1/2022	Options	3/1/2023	29,068	(4)	13,214	(4)	149.52	3/1/2032	0
	3/1/2022	RSUs	3/1/2023	—		3,259	(4)	—		135,509
	3/1/2022	PSUs		—		10,425	(5)	—		433,472
	2/28/2023	Options	2/28/2024	16,282	(4)	20,935	(4)	138.81	2/28/2033	0
	2/28/2023	RSUs	2/28/2024	—		5,495	(4)	—		228,482
	2/28/2023	PSUs		—		9,768	(5)	—		406,153
	2/27/2024	Options	2/27/2025	—		43,894	(4)	96.20	2/27/2034	0
	2/27/2024	RSUs	2/27/2025	—		22,987	(4)	—		955,799
	2/27/2024	PSUs		—		22,987	(5)	—		955,799
										99,339,115

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Executive Compensation

Name	Grant Date(1)	Award Type	First Vesting Date	Number Exercisable/ Vested		Number Unexercisable/ Unvested		Option Exercise Price	Option Expiration Date	Market Value(2)
Shannon Thyme Klinger	6/7/2021	Options	6/7/2022	36,897	(4)	5,272	(4)	219.57	6/7/2031	$0
	6/7/2021	RSUs	6/7/2022	—		2,278	(4)	—		94,719
	3/1/2022	Options	3/1/2023	10,374	(4)	4,717	(4)	149.52	3/1/2032	0
	3/1/2022	RSUs	3/1/2023	—		1,164	(4)	—		48,399
	3/1/2022	PSUs		—		3,721	(5)	—		154,719
	2/28/2023	Options	2/28/2024	8,767	(4)	11,273	(4)	138.81	2/28/2033	0
	2/28/2023	RSUs	2/28/2024	—		2,959	(4)	—		123,035
	2/28/2023	PSUs		—		5,260	(5)	—		218,711
	2/27/2024	Options	2/27/2025	—		23,635	(4)	96.20	2/27/2034	0
	2/27/2024	Options	2/27/2026	—		60,216	(6)	96.20	2/27/2034	0
	2/27/2024	RSUs	2/27/2025	—		12,377	(4)	—		514,636
	2/27/2024	RSUs	5/27/2024			2,653	(7)	—		110,312
	2/27/2024	PSUs		—		12,377	(5)	—		514,636
	12/5/2024	RSUs	12/5/2025	—		188,761	(4)	—		7,848,682
										9,627,849
(1)Equity awards granted prior to December 6, 2018 are subject to the terms of our 2016 Stock Option and Grant Plan, as amended from time to time (the 2016 Stock Plan), and equity awards granted on or after December 6, 2018 are subject to the terms of our 2018 Stock Plan. Equity awards are subject to certain acceleration of vesting provisions as provided in our Executive Severance Plan.
(2)Market value reflects the value of the applicable equity award, including both vested and unvested portions, based upon the closing price for the Company’s common stock on December 31, 2024 of $41.58.
(3)The shares subject to the option are fully vested.
(4)25% of the shares subject to the equity award vest on the first anniversary of the grant date and the remaining 75% vest in 12 equal quarterly installments thereafter, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.
(5)Number of PSUs assumes performance at target. The shares subject to the equity award are scheduled to vest within two and a half months of the conclusion of the performance period, which ends on December 31st of the second calendar year after the grant date, and following a determination by the Compensation Committee on whether the performance criteria have been satisfied; if an NEO remains employed for at least one year of the performance period, he or she will be entitled to a pro rata award based upon time employed, subject to satisfaction of the performance criteria. The number of shares subject to vesting reflect anticipated performance at target. PSUs granted on March 1, 2022 ultimately vested at 55% of target on February 12, 2025.
(6)50% of the shares subject to the equity award vest on the second anniversary of the grant date and the remaining 50% vest on the third anniversary of the grant date, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.
(7)The shares subject to the equity award vest in four equal quarterly installments starting in the quarter after the grant date, subject to the NEO’s continuous service relationship with the Company through the applicable vesting date.
(8)The shares subject to the equity award vest in four equal quarterly installments starting in the quarter after grant date; the Compensation Committee has determined that the performance conditions for vesting have been satisfied.
Option Exercises and Stock Vested in Fiscal Year 2024
The following table sets forth the number of shares acquired and the value realized upon exercises of stock options and vesting of RSUs during the fiscal year ended December 31, 2024 by each of our NEOs.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Stéphane Bancel	—	$—	56,736	$4,843,552
James Mock	—	—	16,067	1,530,869
Stephen Hoge, M.D.	—	—	34,073	2,999,995
Shannon Thyme Klinger	—	—	24,849	2,897,969
(1)The value realized upon the exercise of option awards would be calculated as the difference between the market price of the underlying security at exercise and the exercise price of the options.
(2)The value realized upon the vesting of stock awards is calculated based on the closing market price of a share of our common stock on the date prior to the date of vesting.
No Moderna stock options were exercised by our NEOs during 2024. For as long as they are executives, our NEOs are required to conduct any sales of Moderna stock, including stock option exercises, pursuant to 10b5-1 plans.

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Executive Compensation
Potential Payments on Termination or Change in Control
Our Executive Severance Plan, as described above, provides for certain payments and benefits in the event of certain qualifying terminations of employment, including qualifying terminations of employment in connection with a change in control of the Company.
The table below quantifies the potential payments and benefits that would have become due to our NEOs, assuming that a qualifying termination occurred on December 31, 2024. In the event of termination due to death or disability, each of our NEOs would be eligible to have any outstanding but unvested time-based equity accelerate on the same terms as other employees, up to a cap of $500 million, plus pro-rata vesting of any PSUs. In the event of an involuntary termination, each of our NEOs would be eligible for accelerated vesting of 15% of any outstanding and unvested time-based equity awards, in accordance with the Company’s severance guidelines.
The closing market price of a share of our common stock on December 31, 2024 (the last trading day of 2024) was $41.58.

	Qualifying Termination Not in Connection with a Change in Control ($)(1)		Qualifying Termination in Connection with a Change in Control ($)(2)		Termination Due to Death or Disability ($)
Stéphane Bancel
Cash Severance Payment	$1,638,000	(3)	$2,457,000	(4)	$—
Cash Incentive Bonus Payment	2,457,000	(5)	6,142,500	(6)	—
COBRA Premiums	30,425	(7)	45,638	(8)	—
Accelerated Equity Vesting	—	(9)	2,730,351	(10)	—	(11)
James Mock
Cash Severance Payment	832,000	(3)	1,248,000	(4)	—
Cash Incentive Bonus Payment	748,800	(5)	1,872,000	(6)	—
COBRA Premiums	30,425	(7)	45,638	(8)	—
Accelerated Equity Vesting	1,361,828	(9)	9,397,579	(10)	9,079,866	(11)
Stephen Hoge, M.D.
Cash Severance Payment	1,092,000	(3)	1,638,000	(4)	—
Cash Incentive Bonus Payment	1,092,000	(5)	2,730,000	(6)	—
COBRA Premiums	30,425	(7)	45,638	(8)	—
Accelerated Equity Vesting	201,164	(9)	2,365,029	(10)	1,341,537	(11)
Shannon Thyme Klinger
Cash Severance Payment	832,000	(3)	1,248,000	(4)	—
Cash Incentive Bonus Payment	748,800	(5)	1,872,000	(6)	—
COBRA Premiums	19,750	(7)	29,625	(8)	—
Accelerated Equity Vesting	1,310,810	(9)	9,212,215	(10)	8,739,783	(11)
(1)A “qualifying termination” means a termination other than due to cause, death or disability or a resignation for good reason and “not in connection with a change in control” means outside of the change in control period.
(2)A “qualifying termination” means a termination other than due to cause, death or disability or a resignation for good reason and “in connection with a change in control” means within the change in control period.
(3)Represents 12 months of the executive’s base salary.
(4)Represents 18 months of the executive’s base salary.
(5)Represents the NEO’s target annual bonus opportunity.
(6)Represents 150% of the NEO’s target annual bonus opportunity plus the NEO’s target bonus opportunity, pro-rated for the number of full weeks elapsed in the then-current fiscal year prior to the date of termination.
(7)Represents 12 months of our contribution towards health insurance, based on our actual costs to provide health insurance to the NEO as of the date of termination.

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(8)Represents 18 months of our contribution towards health insurance, based on our actual costs to provide health insurance to the NEO as of the date of termination.
(9)Represents the value of acceleration of 15% of the NEO’s unvested and outstanding time-based equity awards. The NEO would remain eligible for the pro-rata portion of any outstanding PSUs based on actual performance, but such PSUs would not be subject to accelerated vesting.
(10)Represents the value of (i) acceleration of vesting of 100% of the NEO’s unvested and outstanding time-based equity awards and (ii) acceleration of vesting of the NEO’s unvested and outstanding PSUs, based on the market price of a share of our common stock on December 31, 2024, which was $41.58.
(11)Represents the value of acceleration of vesting of 100% of the NEO’s unvested and outstanding time-based equity awards, based on the market price of a share of our common stock on December 31, 2024, which was $41.58. The NEO would remain eligible for the pro-rata portion of any outstanding PSUs based on actual performance, but such PSUs would not be subject to accelerated vesting.
Equity Compensation Plan Information
The following table provides information as of December 31, 2024 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and Restricted Stock Units (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Shareholders(1)	34,078,490	$59.64	27,418,117	(2)(3)
Equity Compensation Plans Not Approved by Shareholders	—	N/A	—
TOTAL	34,078,490	$59.64	27,418,117
(1)Consists of our 2018 Stock Plan, 2016 Stock Plan, and ESPP. Following our initial public offering, we have not and will not grant any awards under our 2016 Stock Plan, but all outstanding awards under the 2016 Stock Plan will continue to be governed by their existing terms. The shares of common stock underlying any awards granted under the 2016 Stock Plan or 2018 Stock Plan that are forfeited, canceled, reacquired by us prior to vesting, satisfied without the issuance of stock, or otherwise terminated (other than by exercise) and the shares of common stock that are withheld upon exercise of a stock option or settlement of such award to cover the exercise price or tax withholding will be added to the shares of common stock available for issuance under the 2018 Stock Plan.
(2)Consists of shares available for future issuance under the ESPP and the 2018 Stock Plan. As of December 31, 2024, 2,707,534 shares of common stock were available for issuance under the ESPP, and 24,710,583 shares of common stock were available for issuance under the 2018 Stock Plan. Subject to the number of shares remaining in the share reserve, under the ESPP, the maximum number of shares purchasable by any participant on any one purchase date for any purchase period, including the current period, may not exceed 3,000 shares.
(3)The 2018 Stock Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2019, by 4% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Compensation Committee. The ESPP provides that the number of shares reserved and available for issuance will automatically increase each January 1, beginning on January 1, 2020, by the least of 3,240,000 shares of our common stock, 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Compensation Committee. In December 2024, the Compensation Committee authorized an increase in the amount of shares reserved for future issuance under the 2018 Plan equivalent to 4% of our stock outstanding as of December 31, 2024, with such increase taking effect on January 1, 2025. No such increase was authorized by the Compensation Committee for the ESPP for 2025. The number does not include the increase to the 2018 Plan from January 1, 2025.

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Executive Compensation
CEO Pay Ratio
We present below the ratio of annual total compensation of our median compensated employee to the annualized total compensation of Mr. Bancel, calculated in accordance with Item 402(u) of Regulation S-K. In identifying our median employee, we reviewed the compensation of our entire employee population of approximately 5,800 global employees as of December 31, 2024. In performing this analysis, we identified the median employee based on actual base pay during 2024, plus all cash bonuses, overtime pay and equity awards received/granted during the year. After identifying the median employee, we then determined the cash bonus for 2024 (paid in 2025), as well as other benefits such as 401(k) match, in the same method used to calculate and report Mr. Bancel’s compensation. The 2024 total compensation for Mr. Bancel, as reported above in the 2024 Summary Compensation Table on page 69 was $19,876,180, which reflects all elements of his compensation as determined under Item 402 of Regulation S-K. The 2024 annual total compensation as determined under Item 402 of Regulation S-K for our median employee, who is employed as an oncology scientist, was $213,200.
The ratio of Mr. Bancel’s total compensation to our median employee’s total annual compensation for fiscal year 2024 is 93 to 1.
Pay Versus Performance
The following table reports the compensation of our CEO (our Principal Executive Officer, or PEO) and the average compensation of the other Named Executive Officers (Other NEOs) as reported in the Summary Compensation Table in our proxy statements for the past five years, as well as their “compensation actually paid” (CAP), as calculated pursuant to SEC rules and certain performance measures required by the rules. The CAP values included in the table below reflect a measure of compensation which is a combined realizable and realized pay measure predicated on fair value. The grant date fair values included in the Summary Compensation Table (SCT) have been replaced with fair values reflecting the change in value of equity awards during the fiscal year. The calculations do not reflect the actual sale of stock underlying equity awards or the exercise of stock options by the executive.

	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO(2) (c)	Average SCT Total for Other NEOs (d)	Average Compensation Actually Paid to NEOs(2) (e)	Value of Initial Fixed $100 Investment Based on:		Net Income (millions) (h)	Company- Selected Measure [Product Sales](4)(5) (millions) (i)
Year(1) (a)					Moderna TSR (f)	Peer Group(3) TSR (g)
2024	$19,876,180	$5,775,548	$14,587,587	$8,830,553	$213	$114	$(3,561)	$3,109
2023	17,068,514	(155,552,174)	5,103,698	(3,939,532)	508	115	(4,714)	6,671
2022	19,363,648	(306,219,630)	5,822,260	(8,967,479)	918	111	8,362	18,435
2021	18,155,739	793,044,894	8,256,157	67,035,028	1,298	125	12,202	17,675
2020	12,855,275	469,967,605	5,286,409	54,985,594	534	126	(747)	200
(1)Mr. Bancel served as our PEO in each year shown. The Other NEOs reflected in columns (d) and (e) above represent the following individuals for each of the years shown:
(a)2024 - Stephen Hoge, Shannon Thyme Klinger and James Mock
(b)2023 – Arpa Garay, Stephen Hoge, Shannon Thyme Klinger and James Mock
(c)2022 – Juan Andres, Arpa Garay, Jorge Gomez, Stephen Hoge, David Meline and James Mock
(d)2021 – Juan Andres, Stephen Hoge, Shannon Thyme Klinger, David Meline and Corinne LeGoff
(e)2020 – Juan Andres, Stephen Hoge, Lorence Kim, David Meline and Tal Zaks
Biographical information for each of these individuals and their positions can be found above, beginning on page 40, or in the proxy statement for the year upon which compensation was reported, under the heading “Management.”

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(2)The applicable Summary Compensation Table totals reported for the PEO and the average of the Other NEOs for each year were subject to the following adjustments per Item 402(v)(2)(iii) of Regulation S‑K to calculate “compensation actually paid”:

	2024
	PEO	Average for Other NEOs
Summary Compensation Table	$19,876,180	$14,587,587
Adjustments
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table(a)	(15,309,482)	(12,717,936)
Increase/(decrease) for the Inclusion of Rule 402(v) Equity Values(a)(b)	1,208,850	6,960,902
Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year	5,610,562	8,069,464
Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards	(4,175,678)	(1,723,892)
Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	—	510,917
Change in Fair Value of Prior Years’ Equity Awards that Vested During the Year	(226,034)	104,413
Change in Fair Value of Prior Years’ Equity Awards that Forfeited During the Year	—	—
Compensation Actually Paid	5,775,548	8,830,553
(a)Compensation Actually Paid excludes the Stock Awards and Option Awards columns from the relevant fiscal year’s Summary Compensation Table total. The Rule 402(v) Equity Values instead reflect the aggregate of the following components, as applicable: (i) the fair values as of the end of the listed fiscal year of unvested equity awards granted in that year; (ii) the change in fair value during the listed fiscal year of equity awards granted in prior years that remained outstanding and unvested at the end of the listed fiscal year; (iii) the change in fair value during the listed fiscal year of equity awards granted in that year that vested during the listed fiscal year; and (iv) the change in fair value during the listed fiscal year through the vesting date of equity awards granted in prior years that vested during the listed fiscal year, less (v) the fair value at the end of the prior year of awards granted prior to the listed fiscal year that failed to meet applicable vesting conditions during the listed fiscal year. For purposes of the above adjustments, the fair value of equity awards on the applicable date were determined in accordance with FASB’s ASC Topic 718, using valuation methodologies that are generally consistent with those used to determine the grant-date fair value for accounting purposes.
(b)The assumptions used in calculating the fair value of the equity awards did not differ in any material respect from the assumptions used to calculate the grant date fair value of the awards as reported in the Summary Compensation Table, except that the fair value calculations of (i) the options granted on or between February 28, 2018 and February 27, 2024 used an estimated term between 0.5 years and 9.16 years in 2024, as compared to an estimated term of between 6.11 and 6.48 years used to calculate the grant date fair value of such awards, and (ii) the PSUs assumed a payout based on the probable outcome as compared to the grant date fair value calculations which assumed a payout at target.
(3)Peer group TSR reflects the Nasdaq Biotechnology Index for all five fiscal years disclosed, which aligns with the peer group used in our Annual Report on Form 10-K for each of these years.
(4)The Company has identified Product Sales as the company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the Other NEOs to the Company’s performance.
(5)Product Sales was chosen from the following three most important financial performance measures used by the Company to link compensation actually paid to the PEO and Other NEOs in 2024 to the Company’s performance:

Performance Metrics
Product Sales	Refer to “Compensation Discussion and Analysis—Short-Term Incentive Compensation—2024 Corporate Objectives,” described on page 56.
Operating Expense (before cost of sales)	Refer to “Compensation Discussion and Analysis—Short-Term Incentive Compensation—2024 Corporate Objectives,” described on page 56.
Total Shareholder Return (TSR)
Stock options have historically been the most heavily weighted equity vehicle in our long-term incentive program, and they remain on par with RSUs and PSUs as part of our equity mix (for 2024, stock options represent 50% of the weighting of equity for the PEO and 33% for the Other NEOs). RSUs and PSUs also correlate in value to TSR. The value of these equity awards is directly related to stock price appreciation over time, which incentivizes our executives to achieve our long-term strategic and pipeline goals to create shareholder value. Total Shareholder Return on a $100 investment in Moderna stock over a five-year period ending December 31, 2024 would have been $212.58.

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Executive Compensation
Supplemental Graphs & Narratives
•Description of the relationship between Moderna’s TSR and peer group TSR
•Descriptions of the relationships between Compensation Actually Paid (CAP) and financial measures for the PEO and the average of the Other NEOs
1. TSR: Company versus Peer Group
Company Cumulative TSR vs. Peer Group Cumulative TSR

Company Cumulative TSR	Nasdaq Biotechnology Index TSR
TSR for our peer group is based on the Nasdaq Biotechnology Index, which reflects the Company’s industry sector and is also the peer group used in our Annual Report on Form 10-K.
Moderna significantly outperformed peers in 2021 and 2022, reflecting our rapid shift to a commercial company as we developed one of the earliest COVID vaccines during the pandemic. The COVID vaccine was Moderna’s first commercial product when it was authorized for emergency use in the U.S. in December 2020, followed quickly by authorization or approval in markets globally.
Our stock price declined at the end of 2024 compared to the prior year primarily driven by the lower demand for COVID vaccines as we entered the post-pandemic market. We anticipate that the advancement of our pipeline, with as many as ten products in the next three years, will lead to value creation for our investors.
2. CAP versus Company TSR
CEO and Average NEO CAP vs. Company’s TSR

Company Actually Paid to CEO	Average Compensation Actually Paid to NEOs	Company TSR

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Executive Compensation
Equity awards are the largest component of our executive compensation program, representing no less than 70% of the target total compensation for each of our executives. Therefore, TSR has a significant impact on our CAP. The impact for our CEO/PEO is more pronounced given the heavier weighting of stock options versus the other NEOs (75% vs. 50% prior to 2024; 50% vs. 33% starting with 2024 annual awards) and the larger size of his annual equity awards.
Prior to our development of the COVID vaccine early in 2020, two members of our current executive team (Mr. Bancel and Dr. Hoge) were granted equity awards at then-prevailing stock prices. From the time of our IPO in December 2018 through early February 2020—when we completed the first batch of our COVID vaccine for testing—our stock price fluctuated between a low of $11.54 and a high of $29.79. Equity awards granted prior to the development of our COVID vaccine increased significantly in value during 2021, a year in which our closing stock price on December 31, 2021 was $253.98.
Our Other NEOs joined Moderna in 2021 and 2022 (Mr. Mock and Ms. Klinger) and were granted equity awards at higher stock prices and therefore, the impact of stock price fluctuations on their CAP has been less pronounced. In addition, as of December 31, 2024, all of their previously granted stock options are underwater, with grant prices significantly above prevailing stock prices. The decline in our stock price during 2022 and 2023 has resulted in negative CAP for our PEO and other NEOs.
The significant increase in CAP for our PEO from 2023 to 2024 was primarily driven by differences in equity vesting values. In 2023, a large number of stock options vested at lower values, resulting in substantial negative fair value adjustments that drove CAP down. In 2024, fewer awards vested, leading to fewer negative fair value adjustments and a net increase in CAP despite continued stock price declines.
3. CAP versus Net Income
CEO and Average NEO CAP vs. Company’s Net Income

Company Actually Paid to CEO	Average Compensation Actually Paid to NEOs	Net Income
Our stock price appreciated significantly during 2020 as we announced positive milestones in connection with the development of our COVID vaccine and in anticipation of our delivering on the promise of mRNA medicine. COVID vaccines were the first medicine using mRNA technology, and prior to their launch many questioned the ability to develop medicines using mRNA. While we recognized our initial sales to the U.S. and Canadian governments in the last few weeks of 2020, we incurred significant costs during the year to produce the vaccine and to prepare for global distribution. As a result, we experienced a loss in 2020, but experienced a significant growth in net income for 2021. 2022 also saw positive net income, but a decline from the prior year. Moderna experienced a loss in 2023 and 2024 driven by lower sales of our vaccines, as further described in our Annual Report on Form 10-K.

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Executive Compensation
4. CAP versus Company Selected Metric (CSM) – Product Sales
CEO and Average NEO CAP vs. Company Selected Metric
(Product Sales)

Company Actually Paid to CEO	Average Compensation Actually Paid to NEOs	Company-Selected Measure
The most heavily weighted factor in Moderna’s corporate scorecard with respect to Moderna’s annual bonus plan is our product sales. Product sales from our COVID vaccine are our primary source of revenue and are key to funding our operations and ongoing investments in the rest of our research and development pipeline. Most of our other scorecard goals are tied to advancing our product pipeline.
Our product sales increased significantly during 2021 with the sale of our first commercial product, the COVID vaccine, during the global pandemic. Our product sales increased by an additional 4% between 2021 and 2022, but declined in 2023 and 2024 as we moved into a post-pandemic market and experienced lower than anticipated vaccination rates. We believe that our ongoing investments in advancing our pipeline, allowing us to further diversify beyond COVID vaccines, will drive sustainable shareholder value creation in the years to come.

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Compensation and Talent Committee Report
The information contained in this Compensation and Talent Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the Exchange Act), or subject to the liabilities of Section 18 of the Exchange Act. No portion of this Compensation and Talent Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the Securities Act) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Moderna specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
The Compensation and Talent Committee has reviewed and discussed the section captioned “Compensation Discussion and Analysis” with management. Based on such review and discussions, the Compensation and Talent Committee recommended to the Board of Directors that this “Compensation Discussion and Analysis” section be included in this proxy statement.
Respectfully submitted by the members of the Compensation and Talent Committee of the Board of Directors:
François Nader, M.D. (Chairperson)
Elizabeth Nabel, M.D.
Elizabeth Tallett

2025 Proxy statement	Moderna	81

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding beneficial ownership of our common stock as of March 5, 2025, or as of the date otherwise set forth below, for:
•each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•each of our named executive officers;
•each of our directors; and
•all of our executive officers, directors, and director nominees as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.
The percentage of beneficial ownership in the table below is based on 386,622,604 shares of common stock outstanding as of March 5, 2025. The table shown below and the calculated percentage of beneficial ownership includes shares owned by each shareholder and all stock options held by such shareholder that are either currently vested or will be vested within 60 days of March 5, 2025. Further details are provided in the footnotes section below the table.

	Shares Beneficially Owned
Name and Address of Beneficial Owner(1)	Number	Percentage
Named Executive Officers, Directors and Director Nominees:
Stéphane Bancel, Chief Executive Officer and Director(2)	30,450,387	7.7%
Noubar B. Afeyan, Ph.D., Chairman(3)	7,067,905	1.8%
Stephen Hoge, M.D., President(4)	5,286,955	1.4%
Paul Sagan, Director(5)	627,009	*
François Nader, M.D., Director(6)	96,573	*
Shannon Thyme Klinger, Chief Legal Officer(7)	92,941	*
James Mock, Chief Financial Officer(8)	59,676	*
Sandra Horning, M.D., Director(9)	57,761	*
Elizabeth Tallett, Director(10)	47,709	*
Elizabeth Nabel, M.D., Director(11)	22,634	*
Abbas Hussain, Director(12)	5,992	*
David Rubenstein, Director(13)	4,742	*
All executive officers, directors and director nominees as a group (12 persons)	43,820,284	11.0%
Other 5% Shareholders:
The Vanguard Group(14)	39,036,765	10.1%
Baillie Gifford & Co(15)	38,889,571	10.1%
BlackRock, Inc.(16)	25,301,057	6.5%
*    Represents beneficial ownership of less than one percent

82	Moderna	2025 Proxy statement

Security Ownership of Certain Beneficial Owners and Management
(1)Unless otherwise indicated, the address for each beneficial owner is c/o Moderna, Inc., 325 Binney Street, Cambridge, MA 02142.
(2)The shares reported herein consist of (a) 5,493,897 shares held directly by Stéphane Bancel, (b) 6,564,880 shares held by OCHA LLC (OCHA), (c) 9,210,686 shares held by Boston Biotech Ventures, LLC (BBV), and (d) 9,180,924 shares of common stock underlying outstanding stock options that are or will be immediately exercisable within 60 days of March 5, 2025. Mr. Bancel is the controlling unit holder and sole managing member of each of OCHA and BBV.
(3)Consists of (a) 2,224,015 shares of common stock held by Noubar B. Afeyan, Ph.D., (b) 178,625 shares of common stock underlying stock options held by Dr. Afeyan that are or will be immediately exercisable or vest within 60 days of March 5, 2025, (c) 3,880,328 shares of common stock held by Flagship Ventures Fund IV, L.P. (Flagship Fund IV), (d) 747,897 shares of common stock held by Flagship Ventures Fund IV.Rx, L.P. (Flagship Fund IV.Rx, together with Flagship Fund IV collectively the Flagship Funds), (e) 3,924 shares of common stock held by Flagship Pioneering, Inc. (Flagship Pioneering), and (f) 33,116 shares of common stock underlying stock options held by Flagship Pioneering that are or will be immediately exercisable within 60 days of March 5, 2025. Flagship Ventures Fund IV General Partner LLC (Flagship Fund IV GP) is the general partner of each of the Flagship Fund IV and Flagship Fund IV.Rx. Dr. Afeyan is the sole manager of Flagship Fund IV GP and CEO and sole shareholder of Flagship Pioneering and may be deemed to have voting and investment power with respect to all shares held by the Flagship Funds and Flagship Pioneering.
(4)Consists of (a) 1,450,727 shares held by Stephen Hoge, (b) 151,933 shares held by a trust for the benefit of Dr. Hoge’s spouse and children, of which his spouse is a trustee, (c) 4,116 shares held by Valhalla LLC, and (d) 3,680,179 shares of common stock underlying outstanding stock options or unvested RSUs that are or will be immediately exercisable within 60 days of March 5, 2025. Dr. Hoge disclaims beneficial ownership of the shares held in the trust.
(5)Consists of (a) 703 shares held, by Paul Sagan (b) 312,027 shares held by Paul Sagan Revocable Trust, (c) 166,452 shares held by The Chatham Trust, (d) 14,951 shares held by Erwin Park LLC by, and (e) 132,876 shares of common stock underlying outstanding stock options that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(6)Consists of (a) 20,607 shares held and (b) 75,966 shares of common stock underlying outstanding stock options held by François Nader that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(7)Consists of (a) 25,024 shares held and (b) 67,917 shares of common stock underlying outstanding stock options or unvested RSUs held by Shannon Thyme Klinger that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(8)Consists of (a) 14,874 shares held and (b) 44,802 shares of common stock underlying outstanding stock options or unvested RSUs held by James Mock that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(9)Consists of (a) 1,373 shares held and (b) 56,388 shares of common stock underlying outstanding stock options or unvested RSUs held by Sandra Horning that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(10)Consists of (a) 703 shares held and (b) 47,006 shares of common stock underlying outstanding stock options held by Elizabeth Tallett that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(11)Consists of (a) 2,105 shares held and (b) 20,529 shares of common stock underlying outstanding stock options or unvested RSUs held by Elizabeth Nabel that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(12)Consists of (a) 0 shares held and (b) 5,992 shares of common stock underlying outstanding stock options or unvested RSUs held by Abbas Hussain that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(13)Consists of (a) 0 shares held and (b) 4,742 shares of common stock underlying outstanding stock options or unvested RSUs held by David Rubenstein that are or will be immediately exercisable or vest within 60 days of March 5, 2025.
(14)Based solely on a Schedule 13G/A filed April 10, 2024 (the Vanguard 13G/A). According to the Vanguard 13G/A, includes sole voting power with respect to 0 shares, shared voting power with respect to 404,402 shares, sole dispositive power with respect to 37,620,719 shares, and shared dispositive power with respect to 1,416,046 shares. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(15)Based solely on a Schedule 13G/A filed February 12, 2025 (the Baillie Gifford 13G/A). According to the Baillie Gifford 13G/A, includes sole voting power with respect to 31,423,042 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 38,889,571 shares and shared dispositive power with respect to 0 shares. The business address of Baillie Gifford & Co is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, Scotland, UK.
(16)Based solely on a Schedule 13G/A filed January 29, 2024 (the BlackRock 13G/A). According to the BlackRock 13G/A, includes sole voting power with respect to 23,024,008 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 25,301,057 shares, and shared dispositive power with respect to 0 shares. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

2025 Proxy statement	Moderna	83

PROPOSAL 3

Ratification of Appointment of Independent Registered Public Accounting Firm
Our Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2025. Ernst & Young has served as our independent registered public accounting firm since 2014. As a matter of good corporate governance, we are asking shareholders to ratify this appointment. If this appointment is not ratified at the Annual Meeting, the Audit Committee may reevaluate the selection of our auditors, but is not required to do so. Even if shareholders ratify this appointment, the Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time if the committee believes that such a change would be in the best interests of Moderna and its shareholders.
A representative of Ernst & Young is expected to attend the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and will be available to respond to appropriate questions from shareholders.
Fees Paid to the Independent Registered Public Accounting Firm
During 2024, we continued to experience a number of factors that contributed to the complexity of our audit and increased audit fees. These included increased statutory audit requirements for a number of our foreign subsidiaries, a lower materiality threshold than we experienced during the pandemic, the implementation of a new ERP system, and new financing arrangements.
Our Audit Committee remains focused on ensuring the independence of Ernst & Young. The following table presents fees for professional audit services and other services rendered to us by Ernst & Young for the years ended December 31, 2024 and December 31, 2023:

	2024	2023
Audit fees(1)	$6,250,961	$5,271,731
Audit-related fees(2)	—	—
Tax fees(3)	31,500	115,872
All other fees(4)	30,800	23,464
Total Fees	$6,313,261	$5,411,067
(1)Audit fees in 2024 and 2023 include fees for our annual audit, quarterly review procedures, statutory audits, comfort letters and consents, and assistance with and review of documents filed with the SEC.
(2)There were no audit-related fees incurred in 2024 or 2023.
(3)Tax fees include tax advisory and transfer pricing services.
(4)All other fees in 2024 and 2023 consisted of subscription fees for Ernst & Young’s online accounting research tool, and equal pay analysis for Moderna Switzerland.

84	Moderna	2025 Proxy statement

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm
Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
During 2024 and 2023, all audit and non-audit services by our independent registered public accounting firm were pre-approved by our Audit Committee. The Audit Committee may establish pre-approval policies and procedures, subject to SEC and Nasdaq rules and regulations, for such services. The Audit Committee may delegate authority to pre-approve non-audit services to one or more members of the committee. Any decision to pre-approve an activity must be reported to the full Audit Committee at its first meeting following such decision.
Auditor Independence
In 2024, Ernst & Young did not provide any services to Moderna that would have caused our Audit Committee to reconsider that firm’s independence.
Vote Required
The ratification of the appointment of Ernst & Young requires the affirmative vote of a majority of the votes properly cast. Abstentions will have no effect on the results of this vote.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

2025 Proxy statement	Moderna	85

Audit Committee Report
The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Moderna specifically incorporates it by reference in such filing.
The Audit Committee serves as the representative of Moderna’s Board of Directors with respect to its oversight of:
•Moderna’s accounting and financial reporting processes and the audit of Moderna’s financial statements;
•the integrity of Moderna’s financial statements;
•Moderna’s compliance with legal and regulatory requirements;
•significant risks, including cybersecurity risks, reviewing Moderna’s policies for risk assessment and risk management, and assessing the steps management has taken to control these risks;
•the performance and responsibilities of Moderna’s internal audit function; and
•the appointment, qualifications, and independence of the independent registered public accounting firm.
The Audit Committee also reviews the performance of the independent registered public accounting firm in the annual audit of Moderna’s financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.
The Audit Committee is composed of four non-employee directors. The Board of Directors has determined that each member of the Audit Committee is independent and that Ms. Tallett and Mr. Sagan each qualifies as an “audit committee financial expert” under SEC rules.
The Audit Committee provides the Board of Directors such information and materials as it may deem necessary to apprise the Board of Directors of financial matters requiring its attention. The Audit Committee reviews Moderna’s financial disclosures and meets privately, outside the presence of management, with the independent registered public accounting firm and Moderna’s internal auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in Moderna’s Annual Report on Form 10-K for the year ended December 31, 2024, with management, Moderna’s internal auditors and Ernst & Young, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board of Directors.
The Audit Committee has discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. In addition, the Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding that firm’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence from management and from Moderna, and considered the compatibility of non-audit services with Ernst & Young’s independence. In addition, the Audit Committee discussed Moderna’s internal controls over financial reporting and management’s assessment of the effectiveness of those controls with management, Moderna’s internal auditors and Ernst & Young. The Audit Committee reviewed with both Ernst & Young and Moderna’s internal auditors their audit plans, audit scope and identification of audit risks. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that Moderna’s audited consolidated financial statements be included in Moderna’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
The Audit Committee has selected Ernst & Young as Moderna’s independent registered public accounting firm for the year ending December 31, 2025. The Board of Directors recommends that shareholders ratify this selection at the Annual Meeting.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
Elizabeth Tallett (Chairperson)
Abbas Hussain
David Rubenstein
Paul Sagan

86	Moderna	2025 Proxy statement

Information About the 2025 Annual Meeting of Shareholders
To be held at 8:00 a.m. Eastern Time on Wednesday, April 30, 2025.
Why am I receiving these materials?
Our Board of Directors is providing these proxy materials to you in connection with a solicitation of proxies for use at the Annual Meeting. You are invited to attend the Annual Meeting and we are asking you to vote on the proposals described in this proxy statement. All shareholders as of the close of business on March 5, 2025, will receive the proxy materials and have the ability to access them online at www.proxyvote.com.
Who is entitled to vote at the Annual Meeting?
Holders of our common stock at the close of business on March 5, 2025, the record date for the Annual Meeting (the Record Date), are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote for each share of our common stock held as of the Record Date for each matter addressed at the meeting. As of the Record Date, there were 386,622,604 shares of common stock outstanding and entitled to vote. You are entitled to vote shares that are held of record directly in your name and shares held for you as the beneficial owner through a shareholder, bank, or other nominee. For more information, see ”What is the difference between holding shares as a shareholder of record and as a beneficial owner?”
What business will be conducted at the Annual Meeting?
The following table shows the proposals to be presented for a vote, the applicable voting requirements, and the Board’s recommendations.

Proposal		Vote Required to Pass	Voting Options	Board’s recommendation	Effect of Abstentions and Broker Non-votes*

1	Elect three Class I directors to hold office until the 2028 annual meeting of shareholders	Each director must receive an affirmative vote from a majority of the votes properly cast to be elected	FOR, AGAINST or ABSTAIN (for each director nominee)	FOR each nominee	No effect

2	Approve, on a non-binding, advisory basis, the compensation of our named executive officers	A majority of the votes properly cast	FOR, AGAINST or ABSTAIN	FOR	No effect

3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025	A majority of the votes properly cast	FOR, AGAINST or ABSTAIN	FOR	No effect

*    See “What if I do not specify how my shares are to be voted?” for an explanation of broker non-votes.
The Board of Directors knows of no other business to be brought before the Annual Meeting. Should any other matters be presented, the individuals named in the proxy will have the authority to take action in regard to such matters as in their judgment seems advisable.
If you hold shares through a broker, bank, or other nominee, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

2025 Proxy statement	Moderna	87

Information about the 2025 Annual Meeting of Shareholders
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Shareholder of record
If your shares are registered directly in your name with Fidelity Stock Transfer Solutions, our transfer agent, then you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote online during the Annual Meeting.
Beneficial owner
If your shares were held in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions you receive. Your broker, bank, or other nominee has only limited authority to vote your shares without your instructions. For more information, see ”What if I do not specify how my shares are to be voted?”
How can I attend the Annual Meeting?
Admission to the Annual Meeting
We will host the Annual Meeting via the Internet. You will not be able to attend the meeting in person. Participation in the Annual Meeting as a shareholder, with the right to vote and submit questions, is limited to shareholders as of the close of business on the Record Date. The meeting can be accessed at: www.virtualshareholdermeeting.com/MRNA2025.
Other shareholders and members of the public can also access the Annual Meeting at the URL above without a control number, but without the right to vote or submit a question.
The webcast of the Annual Meeting will begin at 8:00 a.m., Eastern Time, on April 30, 2025. Online access will begin at 7:45 a.m., Eastern Time, and we encourage you to log into the Annual Meeting 5-15 minutes prior to the start time.
If you encounter difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the registration page for the meeting website.
Shareholder of record
If you were a shareholder of record at the close of business on the Record Date, you will need the 16-digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials. You do not need to do anything in advance to access the Annual Meeting.
Beneficial owner
If you were a beneficial owner at the close of business on the Record Date, you may attend the Annual Meeting. You will need the 16-digit control number found on your Notice of Internet Availability, your proxy card or the instructions that accompany your proxy materials if you wish to attend the Annual Meeting with the right to vote and submit a question. Even if you do not have your control number or were not a shareholder as of the close of business on the Record Date, you can still access the meeting, but will not be able to vote at the meeting or submit a question.
How do I vote?
Shareholder of record
If you are a shareholder of record, you can vote in one of the following ways:
Internet. Go to www.proxyvote.com to complete an electronic proxy card. You will need the control number from the proxy card you receive. You will be responsible for any Internet access charges you incur. If you vote online, you do not need to return a proxy card by mail. Votes by internet must be submitted by 11:59 p.m. on Tuesday, April 29, 2025, Eastern time, to be counted.
By telephone. Dial toll-free 1-800-690-6903 and follow the recorded instructions. You will need the control number from your proxy card. You will be responsible for any telephone charges you incur. If you vote by telephone, you do not need to return a proxy card by mail. Votes by telephone must be submitted by 11:59 p.m. on Tuesday, April 29, 2025, Eastern time, to be counted.
By mail. Complete, date, and sign your proxy card and return it promptly by mail in the envelope provided. The people named in the proxy card will vote your shares in accordance with the instructions you provide. If you return the proxy card, but do not give voting instructions on a particular matter, the people named in the proxy card will vote your shares in accordance with the recommendations of our Board of Directors. Votes by mail must be received by the close of business on Tuesday April 29, 2025, Eastern time, to be counted.

88	Moderna	2025 Proxy statement

Information about the 2025 Annual Meeting of Shareholders
During the meeting. If you plan to attend the virtual Annual Meeting, you may vote by following the instructions provided online during the meeting. However, even if you plan to attend the virtual Annual Meeting, we encourage you to submit your vote ahead of time by one of the methods listed above.
Beneficial owner
If your shares are held in street name, follow the voting instructions you receive from your broker, bank, or other nominee.
Can I submit a question for the meeting?
Shareholders as of the Record Date can submit questions in writing in advance of the meeting through www.proxyvote.com. Shareholders who attend the Annual Meeting and log in as a shareholder using their control number (as described above) will also have an opportunity to submit questions in writing during the meeting. We will try to answer as many submitted questions as time permits (whether submitted prior to or during the portion of the meeting when questions may be submitted). If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
Can I change my vote or revoke my proxy?
Shareholder of record
If you are a shareholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:
•entering a new vote by Internet or telephone;
•signing and returning a new proxy card with a later date;
•delivering a written revocation to our Corporate Secretary; or
•accessing the Annual Meeting and voting in person.
Beneficial owner
If you are a beneficial owner, you must contact the broker, bank, or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.
What if I do not specify how my shares are to be voted?
Shareholder of record
If you submit a proxy but do not provide voting instructions, your shares will be voted:
•FOR the election of each of the nominees as Class I directors to serve for a three-year term (Proposal No. 1);
•FOR approval, on a non-binding, advisory basis, of the compensation of Moderna’s named executive officers (Proposal No. 2); and
•FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025 (Proposal No. 3).
•In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.
Beneficial owner
If you do not provide voting instructions, then your broker, bank, or other nominee will only have authority to vote your shares with respect to Proposal No. 3 (ratification of the appointment of the independent registered public accounting firm). Your shares will not be voted with respect to Proposals No. 1 and 2. This is known as a “broker non-vote.”
What is the quorum requirement for the Annual Meeting?
A majority of the shares of common stock outstanding and entitled to vote, in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. As of the Record Date, there were a total of 386,622,604 shares of common stock outstanding, which means that 193,311,303 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date. Votes withheld, abstentions and broker non-votes will be counted for purposes of determining whether we have a quorum.

2025 Proxy statement	Moderna	89

Information about the 2025 Annual Meeting of Shareholders
Who is soliciting my proxy?
Proxies are solicited by and on behalf of our Board of Directors. The individuals named in the proxy have been designated as proxy holders by our Board of Directors. When you return a proxy that is properly dated and executed, your shares represented by the proxy will be voted at the Annual Meeting in accordance with your instructions. If you do not give specific instructions on your proxy card, your shares will be voted in accordance with the recommendations of our Board of Directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.
How are proxies solicited and who is paying for the solicitation?
Moderna will bear the entire cost of this proxy solicitation, including the distribution of the proxy materials. Copies of solicitation materials will also be made available to brokers, banks, and other nominees to forward to beneficial owners. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees, or agents. Sodali & Co. has been retained to assist in soliciting proxies for a fee of $10,000 plus distribution costs and other expenses.
Why did I receive more than one Notice of the Annual Meeting?
If you receive more than one proxy card or voting instruction form for the Annual Meeting, your shares may be registered in more than one name or in more than one account. Please follow the voting instructions on each notice you received to ensure that all of your shares are voted.
I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?
Shareholders of Moderna common stock who share a single address may receive only one copy of this proxy statement and Annual Report, unless we have received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs and the environmental impact of the Annual Meeting. Shareholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. If your household received only a single set of our proxy materials and you would like a separate copy, or if your household received multiple copies of our proxy materials and you want only a single copy next year, please notify our Corporate Secretary at the address provided below. Shareholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after we know the final results, file an amendment to the Form 8-K to publish those results.
What is the deadline to propose actions for consideration at next year’s annual meeting of shareholders or to nominate individuals to serve as directors?
Proposal to include in our proxy statement
Shareholders may present proper proposals to be included in our proxy statement and considered at the next annual meeting of shareholders by submitting their proposals in writing to our Corporate Secretary. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2026 annual meeting of shareholders (2026 Annual Meeting), our Corporate Secretary must receive the written proposal at our principal executive offices no later than November 11, 2025, unless the date of our 2026 Annual Meeting is held more than 30 days before or after April 30, 2026, in which case the proposal must be received a reasonable time before we begin to print and send proxy materials for the 2026 Annual Meeting. In addition, shareholder proposals must comply with the applicable requirements of Rule 14a-8 under the Exchange Act.

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Information about the 2025 Annual Meeting of Shareholders
Proposal that will not be included in our proxy statement
Our bylaws contain an advance notice procedure for shareholders who wish to present a proposal before an annual meeting of shareholders but do not intend for the proposal to be included in our proxy statement. These matters may only be brought before the annual meeting by a shareholder of record entitled to vote at the annual meeting who has delivered timely written notice, containing the information specified in our bylaws, to our Corporate Secretary. To be timely for our 2026 Annual Meeting, our Corporate Secretary generally must receive the written notice at our principal executive offices between December 31, 2025, and January 30, 2026. However, if we hold our 2026 Annual Meeting more than 30 days before or more than 60 days after April 30, 2026, then notice of a shareholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of (a) the 90th day before our 2026 Annual Meeting and (b) the 10th day following the day on which public announcement of the date of our 2026 Annual Meeting is first made.
Director nominations
Our Nominating Committee is responsible for selecting and recommending nominees for election as directors to the Board. For information on how you can propose director candidates for consideration by our Nominating Committee, see “Governance—Composition of Our Board of Directors—Shareholder Recommendations for Director Candidates.”
In addition, a shareholder, or a group of up to 20 shareholders, that has owned continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in our proxy materials the greater of two director nominees or the number of nominees constituting 20% of our Board, or if such amount is not a whole number, the closest whole number below 20%, provided that the shareholder(s) and nominee(s) satisfy the requirements in our bylaws. Notice of director nominees pursuant to this proxy access by-law must be received between November 11, 2025 and December 11, 2025. However, if we hold our 2026
Annual Meeting more than 30 days before or after April 30, 2026, then the proxy access notice must be received no earlier than the 120th day before our 2026 Annual Meeting and no later than the close of business on the later of (a) the 90th day before our 2026 Annual Meeting and (b) the 10th day following the day on which public announcement of the date of our 2026 Annual Meeting is first made.
To directly nominate a director for election at an annual meeting of shareholders, an eligible shareholder must provide the information required by our bylaws, including, without limitation, the name and principal occupation or employment of the nominee, the number of shares of our capital stock owned by the nominee, a description of arrangements or understandings between the nominee and the appointing shareholder or shareholders concerning the nominee’s potential service on our Board of Directors and a completed questionnaire with respect to the nominee’s background and qualifications. In addition, the appointing shareholder must give notice to our Corporate Secretary in the time frame described above under “—Proposal that will not be included in our proxy statement.”
Furthermore, to comply with universal proxy rules and our bylaws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act by the same deadline as described above under “—Proposal that will not be included in our proxy statement.”
How can I get a copy of Moderna’s Bylaws?
Our bylaws are part of our public filings on the SEC’s website at www.sec.gov. You may also contact our Corporate Secretary as described immediately below for a copy of our bylaws.
How can I contact the Corporate Secretary?
You can reach our Corporate Secretary at the following address and phone number: Moderna, Inc., Attention: Corporate Secretary, 325 Binney Street, Cambridge, Massachusetts 02142, (617) 714-6500, or via email at Corporate.Secretary@modernatx.com.

2025 Proxy statement	Moderna	91

Information about the 2025 Annual Meeting of Shareholders
Where can I find more information about Moderna?
We file reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov. You may also find any document we file with the SEC (and more) on our website at http://www.modernatx.com under the “Investors” heading. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement.
You should rely on the information contained in this document to vote your shares at the Annual Meeting. Moderna has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated March 11, 2025. You should not assume that the information contained in this document is accurate as of any later date, and the mailing of this document to shareholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

92	Moderna	2025 Proxy statement

Corporate Headquarters

325 Binney Street, Cambridge, MA 02142
phone 617 714 6500

modernatx.com

Transfer Agent:

Fidelity Stock Transfer[SM]

Audit Firm:

Ernst & Young, LLP

MODERNA, INC.
325 BINNEY STREET
CAMBRIDGE, MA 02142

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 29, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MRNA2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 29, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V65041-P22875

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MODERNA, INC.

The Board of Directors recommends a vote **FOR** each of the nominees listed in Proposal 1 and **FOR** Proposals 2 and 3.

1. To elect three Class I director nominees set forth in the proxy statement, each to serve for a three-year term expiring at the 2028 annual meeting of stockholders and until his or her other respective successor is duly elected and qualified or such director's earlier death, resignation or removal.

Nominees:	**For**	**Against**	**Abstain**
1a. Noubar Afeyan	☐	☐	☐
1b. Stephane Bancel	☐	☐	☐
1c. Francois Nader, M.D.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion.

Authorized Signatures - This section must be completed for your Instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Please separate carefully at the perforation and return just this portion in the envelope provided.

V65042-P22875

moderna

Proxy for Annual Meeting of Stockholders to be held on Wednesday, April 30, 2025 at 8:00 a.m., Eastern Time

This Proxy is being solicited on behalf of the Board of Directors

Please vote, date and sign this Proxy on the other side and return it in the enclosed envelope.

The Stockholder(s) signing on the reverse side (the "undersigned"), having received the Annual Report and Proxy Statement, hereby appoint(s) Stéphane Bancel, James Mock and Shannon Klinger, and each of them, Proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Moderna, Inc. (the "Company") to be held on Wednesday, April 30, 2025 at 8:00 a.m., Eastern Time, and all adjournments and postponements thereof (the "Meeting"), and to represent and vote all shares of Common Stock of the Company that the undersigned would be entitled to vote, if personally present, in regard to all matters that may properly come before the Meeting.

The undersigned hereby confer(s) upon the Proxies, and each of them, discretionary authority to consider and act upon such business, matters or proposals as may properly come before the Meeting. **The Proxy, when properly executed, will be voted in the manner specified herein. If no specification is made, the Proxies intend to vote FOR each of the nominees for director in Proposal 1 and FOR Proposals 2 and 3.**

Continued and to be signed on reverse side